Exhibit 10.4

EXECUTION COPY - 1

STOCK PURCHASE AGREEMENT RE:

KENJA II, INC F/K/A MARK R. DEAN, INC. a Florida Corporation and KENKJA VENTURES, INC. a Florida Corporation.

THIS AGREEMENT is made on 10-29-07, between the persons identified on the signature pages as “Seller Equityholders” (the “Seller Equityholders”) and VCG HOLDING CORPORATION, a Colorado Corporation on behalf of Florida corporation to be formed (“Buyer”).

BACKGROUND

A.              Seller, KenJa II, Inc (“KenjaII”) a Florida corporation owns and operates a business commonly known as “Platinum Plus”, located at 7565 W. 20th Ave, , Hialeah Florida. KenjaII operates an adult entertainment business which presents adult entertainment at its business location. Seller Kenja Ventures, Inc (“Kenja”) owns a duly issued Florida Liquor License and an Adult Entertainment License from the City Hialeah, Florida. Collectively the assets of Kenja and KenjaII are referred to as the “Business”). Kenja and KenjaII are sometimes referred to as “Seller” and/or “Sellers.”

B.              Third Properties, Inc., a wholly owned by Seller Equityholders, is the sole owner of the real property located  7565 W. 20th Ave, Hialeah,.Florida.

C.              That the term “Seller” shall mean Kenja and Kenja II, either individually or collectively, whichever is appropriate in the context in which it is used.

D.              Gregroy Kenwood Gaines (“Seller Equityholders”) is the sole and only shareholder in Sellers, all of whom having consented to this Agreement.

E.               Seller Equityholders own all of Seller’s issued and outstanding capital stock in both  Kenja and in KenjaII. (“Seller Equity Interests”).

F.               Buyer desires to purchase from Seller, Equityholders, and Seller Equityholders desire to sell to Buyer, all of the issued and outstanding Seller Equity Interests (the “Purchased Equity Interests”) on the terms of and subject to the conditions of this Agreement.

G.              Gregory Kenwood Gaines (the “Principal”) is Seller’s chief executive officer and controlling shareholder.

(INITIALED: MO, KW)

H.              As a further condition to Buyer’s willingness to purchase the Purchased Equity Interests, Seller Equityholders have agreed to not compete with Buyer or Seller in the conduct of the Business, as provided in noncompetition agreements in the form agreed upon by the parties on the date of this Agreement (the “Noncompetition Agreements”).

(INITIALS: KW,MO)

AGREEMENTS

NOW, THEREFORE, in consideration of the Background and the terms and conditions set forth in this Agreement, each of the Seller Equityholders and Buyer agree as follows:

1.             Agreement of Purchase and Sale of the Purchased Equity Interests. On the terms and subject to the conditions set forth in this Agreement, Seller Equityholders, jointly and severally, agree to sell and deliver to Buyer on the Closing Date the Purchased Equity Interests, free from all Encumbrances (as defined in Section 8.4), and Buyer agrees to purchase the Purchased Equity Interests from Seller Equityholders.

2.             Purchase Price for Purchased Equity Interests.

2.1           Shares to be Purchased. On the terms and conditions set forth in this Agreement, the Seller and Selling Shareholders hereby sell, assign, transfer set over and convey to the Buyer on the Closing Dates described below, the Purchased Shares (as defined below). The Purchased Shares are free and clear from any and all encumbrances (as defined in Section 8. 4). The shares to be purchased (the “Purchased Shares”) consist of all of the issued and outstanding stock in Kenja, Inc. and all of the issued and outstanding shares of stock in Kenja II (sometimes collectively referred to as the “Companies”).

2.2           Share Purchase Price. On the Closing Dates described herein, the Buyer shall pay the following per share purchase price in the manner set forth in Paragraph 2.3 and 2.4 below to Seller and Selling Shareholder against receipt of the certificates for the Purchased Shares, duly endorsed for transfer or accompanied by duly executed stock powers as follows: SIX MILLION EIGHT HUNDRED AND SEVENTY FIVE THOUSAND ($6,875,000.00) DOLLARS allocated as follows:

Kenja:  $200/per share (Total price: $100,000)

KenjaII: $13,550/per share (Total Price: $ 6,775,000)

In addition, Seller and Buyer shall make appropriate adjustment for operating costs that straddle the Closing Date, such as property taxes, insurance and utilities (the “Closing Adjustments”)

(INITIALED: MO, KW)

2.3           Payment of Purchase Price — On the Closing Date, the Buyer shall pay to the Seller in cash or by certified check for the purchase of all of the issued and outstanding shares in sellers., the sum of SIX MILLION EIGHT HUNDRED AND SEVENTY FIVE THOUSAND ($6 ,875,000.00) DOLLARS) as follows:

a.                             $50,000.00 from escrow deposited at the time of the of the execution of the letter of intent;

b.                             $1,000,000.00 credit from the closing involving an affiliate of Seller and Seller Equityholder pursuant to a purchase agreement dated 8-21-07; and

c.                             $ 5,825,000.00 at closing.

2.4           The allocation of the purchase price is set forth in Exhibit 2.3a attached hereto [To be reviewed by Seller’s accountants and tax lawyer] and incorporated by reference herein. In addition, Buyer shall pay at closing all pre-paid items set forth on Exhibit 2.3b. In addition, Seller shall pay to Buyer, or Buyer shall pay to Seller, as the case may be, an amount equal to the net Closing Adjustment as defined in Article 2.2 hereinabove found in Exhibit 2.3b.

2.5           Transfer of License(s): Seller shall transfer and Purchaser shall purchase, if a transfer is permitted by law, and if not, Seller shall assist Purchaser in transferring and/or acquiring, all liquor licenses and permits used in connection with the Business, as well all City/County/State issued adult entertainment licenses, which shall permit the Purchaser to operate the business in substantially the same manner it is presently being operated. In the event that the Purchaser is not approved for transfer of the liquor license or any City/County/State issued license on or before the Closing Date, then this Agreement shall terminate and the Purchaser shall be entitled to a full refund of any payments, whether to escrow or to the seller.

2.6           Asset in Business: As of the Closing Date, the Seller will inusre that Kenja and KenjaII own all of the leases presently in existence, along with all equipment, furniture, and fixtures, and  personal property of the business in substantially the same  form as they existed as of the date this Agreement is executed.

2.7           No Liabilities. Prior to the Closing Date, Seller and Seller Equityholders shall  have caused all known liabilities and obligations sellers, other than with respect to liabilities arising from the contracts accepted by Buyer (the “Assumed Contracts”) and set forth on Schedule 8.17, and with respect to such contracts only for products and services provided to the Companies after the Closing Date (the “Future Liabilities”). Seller and Selling Shareholder represent and warrant that as of the Closing Date, the Sellers will have satisfied, in cash, all of the liabilities for all products and services received by the Companies prior to the Closing Date, and that the Companies will not have any liabilities whatsoever, other than with respect to the Future Liabilities.                                                                                                                 (INITIALED: MO, KW)

2.8           Excluded Assets. Buyer is not entitled to, and Seller may distribute from Kenkev to the “Seller Equityholder), the following assets of Sellers, to the extent existing or arising out of facts occurring before the Closing Date: cash, cash equivalents, bank accounts, accounts receivable, credit card processing agreements and other similar assets relating to amounts earned before the Closing Date but subject to the “Closing Adjustments.”

3.             Related Agreements.

3.1           Noncompetition Agreements. At the Closing, VCG Holding Corporation the “Buyer”  and the Seller and the Seller Equityholder, shall execute and deliver to each other the Noncompetition Agreements and Confidentiality Agreement in the form attached hereto as Exhibit 3.1. The Non-Compete Agreements shall provide for the Seller Equityholder not to compete with VCG Holding Corporation, the Buyer, for a period of 5 years and a radius of 50 miles from Sellers location and for VCG Holding Corporation, the Buyer not to compete with Seller or Seller

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Equityholder for a period of three years in any area within 50 miles of any existing businesses of Seller or Seller Equityholder or in which Seller Equityholder has a controlling interest, except for Florida, a listing of all such business is attached as an addendum to this Agreement, for which Seller and Seller Equityholder have granted VCG a first right of refusal on the sale of such businesses as consideration for this provision  In each case, the restrictions shall apply to all affiliate businesses of Buyer and Seller Equityholder. It is the intent of the parties that neither Buyer nor Seller will operate within fifty (50) miles of a present or future location of the other, large metropolitan areas and Florida excluded, and which shall include the metropolitan markets with greater then 3 million persons in terms of overall population, along with all present locations where either party presently operates.

3.2           Buy-Sell Agreement. At or before the Closing, Seller and Seller Equityholders shall terminate any and all Buy-Sell Agreements relating to the company’s.

3.3           Lease. At the time of closing, Buyer and Landlord will enter into a commercially reasonable lease, to be mutually agreed upon by the parties with Third Properties, Inc., a South Carolina Corporation which owns the real property upon which the Business is located, in the form attached hereto as Exhibit 3.4 for the lease of the Real Property located 7565 W. 20th Hialeah, Florida. The minimum term of the lease shall be for a period of at least 25 years, with a base rent of $10,000.00 and the lease shall provide a right of first refusal to acquire the property should Offer to Sell the property be received from any party or upon death of all owners of Landlord, but a sale between the present shareholders of Landlord to one another or among their respective heirs, will not trigger the right of first refusal, nor shall any gifts to the heirs of such owner. Both the lease and the Right of First Refusal shall include the adjoining property, described on Exhibit 3.4 which is presently being used as a parking lot, for no additional consideration. The Lease shall also contain an Option to Purchase the real property.

4.             Preclosing Actions. Before the Closing:

(INITIALED: MO, KW)

4.1           Conduct of Business. Seller Equityholders shall cause Seller to carry on and conduct the Business only in the ordinary course consistent with past practice, without any material change in the policies, practices, and methods Seller pursued before the date of this Agreement. Seller Equityholders will use their best efforts and cause Seller to use its best efforts to preserve the Business organization intact; to preserve the relationships with Seller’s customers, suppliers, and others having business dealings with Seller; and to preserve the services of Seller’s employees, agents, and representatives. Without limitation of the foregoing, (a) Seller Equityholders will cause Seller not to undertake without Buyer’s prior written consent (not to be unreasonably withheld or delayed) any action that, if taken before the date of this Agreement, would be required to be disclosed on Schedule 8.12, and (b) Seller Equityholders will cause Seller not to alter the physical contents or character of any of its inventories in a way that materially affects the nature of the Business or results in a material change in the total dollar valuation of the inventories or otherwise take action or refrain from taking action that would result in any material change in Seller’s assets or liabilities, in each case other than in the ordinary course of business consistent with past business practices.

4.2           Access to Buyer. From the date of this Agreement through the Closing, Seller  Equityholders shall cause Seller to permit Buyer and its representatives to make a full business, financial,

accounting, and legal investigation of Seller. Seller Equityholders shall cause Seller to take all reasonable steps necessary to cooperate with Buyer in conducting this investigation. No such investigation by Buyer or its representatives or any knowledge obtained or that could have been obtained shall affect the representations and warranties of Seller Equityholders or Buyer’s reliance on them.

4.3           UCC Filings. Buyer will conduct a Uniform Commercial Code search result for the State of Florida, the County of          and in South Carolina         , and each State and County in which Seller Equityholders reside showing no security interests or liens naming the Company’s as a debtor, other than those acceptable to the Buyer or released prior to or at the time of the Closings described herein.

4.4           Accuracy of Representations and Warranties and Satisfaction of Conditions. Seller Equityholders will immediately advise Buyer in writing if (a) any of the representations or warranties of Seller Equityholders is untrue or incorrect in any material respect, or (b) Seller Equityholders become aware of the occurrence of any event or state of facts that results in any of the representations and warranties of Seller Equityholders being untrue or incorrect as if Seller Equityholders were then making them. Seller Equityholders will not take any action, or omit to take any action, and shall cause Seller not to take any action, or omit to take any action, that would result in any of Seller Equityholders representations and warranties set forth in this Agreement to be untrue or incorrect as of the Closing Date. Seller Equityholders will use their best efforts to cause all conditions set forth in Section 5 that are within their control to be satisfied as promptly as practicable under the circumstances.

5.             Conditions Precedent to Buyer’s Obligations.                                                                                               (INITIALED: MO, KW)

Buyer’s obligation to consummate the transactions contemplated by this Agreement is subject to the fulfillment (or waiver by Buyer) before or at the Closing of each of the following conditions:

5.1           Accuracy of Representations and Warranties. The representations and warranties of Seller and Seller Equityholder contained in Article 8, and elsewhere in this Agreement and all related documents shall be true and correct on the date of this Agreement and at and as of the Closing.

5.2           Performance of Covenants. Seller Equityholders shall have in all respects performed and complied with all covenants, agreements, and conditions that this Agreement requires, and with all other related documents to be performed or complied with before or at the Closing. The Seller Equityholders shall have executed and delivered the Noncompetition Agreements, the Waivers, the Forms W-9 referred to in Section 8.22(e), and the Certificates of Non-foreign Status referred to in Section 11.3. To the extent that any buy-sell agreements exist between any parties relative to the shares being sold in Sellers they have been terminated any and all Buy-Sell Agreement and executed and delivered an instrument of termination and release in form and substance acceptable to Buyer.

5.3           Satisfactory Due Diligence Review. All due diligence by Buyer has been completed. Seller Equityholder represents that all materials provided to Buyer during the course of due diligence are truthful and accurate, to the best of Seller’s knowledge.

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5.4           Permits. Buyer shall have acquired all licenses and permits that in Buyer’s opinion are necessary to operate the Business after the Closing. These include, but are not limited to, a Liquor License issued by the State of Florida and an Adult Entertainment License issued by the City/County/State of Florida. There shall be no material change in the ability of the Buyer to conduct business in the manner in which it is currently being operated.

5.5           No Casualty. Before the Closing Date, Seller shall not have incurred, or be threatened with, a material liability or casualty that would materially impair the value of its assets or the Business.

5.6           Opinion of Counsel. Buyer shall have received the favorable opinion of counsel to Seller Equityholders dated the Closing Date and in form and substance satisfactory to Buyer’s counsel that the Seller is a corporation in good standing, and that Seller and Seller Equityholders are lawfully entitled to sell the stock in the Companies, that all disclosure required hereunder have been made, and that upon execution of this Closing of this Agreement, the Buyer will be the sole and absolute owner of all assets and stock in the Sellers.

5.7           Equity Interest Certificates. Seller Equityholders shall have delivered to Buyer certificates representing all of the Purchased Equity Interests registered in the name of the Seller Equityholders (without any restrictive legend or together with such instruments and items that shall permit, in the reasonable opinion of Buyer’s counsel, the sale and transfer of such equity interests free of any such legend). The certificates shall be endorsed in blank or with accompanying signed assignments. Seller Equityholders shall                                                                                                                          (INITIALED: MO, KW)

also deliver to Buyer such other instruments or documents that shall, in the reasonable opinion of the Buyer’s counsel, be reasonably required to vest good title in Buyer to the Purchased Equity Interests free from all Encumbrances.

5.8           Certificates Regarding Conditions Precedent. The Seller Equityholders shall have delivered to Buyer certificates of the Seller  Equityholders certifying that as of the Closing Date all of the conditions set forth in Sections 5.1, 5.2, 5.5, 5.7, 5.10, and 5.12 have been complied with, satisfied or waived by Buyer.

5.9           No Litigation. No proceeding or investigation shall have been instituted before or by any court or governmental body to restrain or prevent the carrying out of the transactions contemplated by this Agreement or that might affect Buyer’s right to own the Purchased Equity Interests or for Buyer to own, operate, and control the Business after the Closing Date.

5.10         Lien Search. Buyer shall have obtained a UCC lien searches in form and content satisfactory to Buyer.

5.11         Consents. Seller Equityholders shall have obtained in writing all consents necessary or desirable to consummate or facilitate consummation of this Agreement and any related transactions. The consents shall be delivered to Buyer before Closing and shall be reasonably acceptable to Buyer in form and substance.

5.12         Environmental Investigation. Buyer waives the right to perform a environmental investigation of the property at this time, however reserve the right to conduct such a investigation at the time that it exercises its first right of offer to acquire the property. Nothing shall affect the Seller’s  or  Seller Equityholders’ representations and warranties in Section 8.25 or Buyer’s reliance on them or Seller Equityholders’s indemnification obligations under Section 10 hereinafter.

5.13         Waivers. Seller Equityholders shall have delivered to Buyer a statement from each of the Seller Equityholders and each of Seller’s officers and directors, in form and substance acceptable to Buyer, that each either waives or has no claim, as appropriate, against the Sellers for unpaid dividends, bonuses, profit sharing, rights, or other claims of any kind, nature, or description except salaries and fringe benefits normally accrued and described in the statement or otherwise contemplated under this Agreement.

5.14         Resignations. Each director and officer of Sellers shall have delivered to Buyer resignations from their positions with Sellers.

5.15         Other Documents and Instruments. Buyer shall have received any other documents and instruments from Seller as it may reasonably request.

5.16         Approvals by Buyer’s Counsel. Buyer’s counsel shall have reasonably approved all legal matters and the form and substance of all documents Buyer, Seller, or Seller Equityholder are required to deliver at the Closing.

5.17         Payment of all Liabilities. All known liabilities (including all vendors, personal and real property taxes, and utilities) of the Sellers incurred prior to the Closing date of the respective purchase shall have been paid in full by the respective company or the   (INITIALED: MO, KW)

corporate funds necessary to pay such expenses shall be escrowed or allocated from the Corporate Operating Accounts until such time as satisfactory evidence of the payment of the expense has been received by the Buyer.

6.             Conditions Precedent to Seller Equityholders Obligations.

Seller and Seller Equityholders obligations to consummate the transactions contemplated by this Agreement are subject to the fulfillment (or waiver by Seller Equityholders) of each of the following conditions before or at the Closing:

6.1           Accuracy of Representations and Warranties. Buyer’s representations and warranties contained in this Agreement and all related documents shall be true and correct on the date of this Agreement and at and as of the Closing.

6.2           Performance of Covenants. Buyer shall have in all respects performed and complied with all covenants, agreements, and conditions required by this Agreement and all related documents that must be performed or complied with before or at the Closing.

7.             Closing Matters.

7.1           Closing. The closing of the transactions contemplated in this Agreement  (the “Closing”) shall take place at the offices of                                    within 14 days of the date that all license and permits are approved for transferor                        at 10:00 a.m. on                             or at another place and/or on another date that the parties agree on (the “Closing Date”).

All transactions and all documents executed and delivered at the time of Closing shall be deemed to have occurred simultaneously, and no transaction shall be deemed to have occurred and no document shall be deemed to have been executed or delivered unless all transactions

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have occurred and all documents have been executed and delivered. For the purposes of this Agreement, the term Business Day means a day other than a Saturday or Sunday on which banks are generally open for business in Florida

7.2           Certain Closing Expenses. Seller Equityholders shall be liable for and shall pay all federal, state, and local sales, use, excise, and documentary stamp taxes and all other similar taxes, duties, or other like charges properly payable on and in connection with the conveyance and transfer of the Purchased Equityholder Interests to Buyer.

7.3           Further Assurances. Seller Equityholders shall cooperate with and assist Buyer and take all other reasonable actions to ensure a smooth transition of the Business to Buyer. From time to time after the Closing Date, Seller Equityholders shall, at the request and expense of Buyer, execute and deliver additional conveyances, transfers, documents, instruments, assignments, applications, certifications, papers, and other assurances that Buyer requests as required to effectively carry out this Agreement’s intent in good faith and to transfer the Purchased Equity Interests to Buyer.

7.4           Title and Liens. At the Closing, title to the assets owned by the Sellers shall be free, clear, and unencumbered, as specifically set forth in this Agreement. To this end at the closing, the Selling Equityholder shall causeto be delivered all of the following:

(INITIALED: MO, KW)

a.             Lien Search. Buyer at its expense shall have obtaind a tax lien search and financing statement search, both certified to a date at or near the Closing Date and each showing that no tax, mechanics, or other liens have been filed against the property. Seller shall reasonably cooperate with Buyer to conduct such a search.

b.             Application for Conditional Tax Clearance. Within a reasonable period following the Closing, Seller shall provide Buyer a letter from the appropriate Florida authorities concerning liability of Sellers for sales or withholding taxes, both as of a date near the Closing Date and each showing that Sellers are not in arrears on payments relating to the above referenced taxes.

7.5           Income Taxes. Buyer and Seller agree that Buyer shall be responsible for all taxes based on Seller’s taxable income, to the extent accrued on and after the Closing Date and that Seller shall be responsible for those amounts before the Closing Date. In order to effect this provision, the parties agree that Seller shall close its books and determine the net taxable income and federal and state taxes for the pro rated year ending on the day before the Closing Date and shall include the tax due as a closing adjustment under Article 2.2 and Exhibit 2.4.

8.             Seller and Seller Equityholder’s Representations and Warranties.

The Seller Equityholder, represents and warrants to Buyer as follows as of the date of this Agreement and as of the Closing Date, and acknowledges and confirms, that Buyer is relying on these representations and warranties in entering into this Agreement:

8.1           Organization and Standing. Sellers are corporations organized, validly existing, and in good standing under the laws of the state of incorporation, and have all requisite corporate power and authority to own its property and conduct its business as it is now being conducted. The nature of the business and the character of the properties Seller owns or leases do not make licensing or qualification of Seller as a foreign entity necessary under the laws of any other jurisdiction. Except for the use of the name “Platinum Plus” or otherwise as set forth in Schedule 8.1 (need

Schedule) Seller has not in the last five years used or assumed any other name in connection with the conduct of its business.

8.2           Articles and Bylaws. Schedule 8.2 contains true and complete copies of Sellers Articles of Incorporation and Bylaws.

8.3           Capitalization. Kenja’s authorized capital stock consists solely of                 shares of Seller common stock, of which 500 shares are issued and outstanding. KenjaII’s authorized capital stock consists solely of                shares of Seller common stock, of which  500 shares are issued and outstanding respectively. All of the issued and outstanding Seller Equity Interests are owned of record and beneficially by the Seller and/or Seller Equityholders as the case may be. A true and complete list of the certificate numbers and number of all shares held by each of the Seller Equityholders is set forth in Schedule 8.3. There are no options, calls, subscriptions, warrants, agreements, or other (INITIALED: MO, KW)

securities or rights outstanding for the purchase or other acquisition of Seller’s Equity Interests; that are convertible into, exercisable for, or relate to Seller’s Equity Interests; or that have any voting rights. Neither Corporation has any outstanding contractual obligations to repurchase, redeem, or otherwise acquire any outstanding shares of Seller’s Equity Interests. Seller is not a party to any Buy-Sell Agreement that would affect in any manner any of the transactions contemplated in this Agreement.

8.4           Seller Equityholder Interests. Seller Equityholders is the lawful owner of the Purchased Equity Interests, free from all pledges, liens, security interests, encumbrances, mortgages, adverse claims, charges, options, equity interests, proxies, voting agreements or trusts, leases, tenancies, easements, or other interests (“Encumbrances”). All shares of the Purchased Equity Interests have been authorized and validly issued and are fully paid, non-assessable, and free of preemptive rights. On delivery to Buyer at the Closing of the Purchased Equity Interests, endorsed for transfer, Buyer will be the absolute owner of the Purchased Equity Interests, free from all Encumbrances arising through either Seller.

8.5           Authorization. Each of the Seller Equityholders has the requisite legal capacity to execute, deliver, and perform this Agreement and the Noncompetition Agreements, Lease, and the Waivers (the “Related Agreements”) to which they are a party and to consummate any related transactions. Each of the Seller  Equityholders has duly executed and delivered this Agreement. This Agreement is, and the Related Agreements when executed and delivered by the parties to them will be, legal, valid, and binding obligations of each Seller Equityholder that is a party to them, enforceable against each of them in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws relating to the enforcement of creditors’ rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

8.6           Existing Agreements and Governmental Approvals.

(a)           Except as set forth in Schedule 8.6, the execution, delivery, and performance of this Agreement and the Related Agreements by Seller and the consummation of the transactions contemplated by them (i) do not and will not violate any provisions of law applicable to Sellers or any of the Seller Equityholders;(ii) do not and will not conflict with, result in the breach or

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termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) Seller’s respective Articles of Incorporation or Bylaws or any indenture, mortgage, lease, deed of trust; other instrument, contract, or agreement; or any order, judgment, arbitration award, or decree to which Seller or any of the Seller Equityholder is a party or by which it or any of its  respective assets and properties are bound; and (iii) do not and will not result in the creation of any Encumbrance on any of the properties, assets, or business of Seller, or any of the Seller Equityholders.

(b)           Except as set forth in Schedule 8.6, no approval, authority, or consent of or filing by Seller, any of the Seller Equityholders with, or notification to, any federal, state, or local court, authority, or governmental or regulatory body or agency, or any other corporation, limited liability company, partnership, individual, or other entity is necessary    (INITIALED: MO, KW)

to authorize the execution and delivery of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated by this Agreement or any of the Related Agreements. As of the date of closing, the Seller owns all state and city Licenses and Permits necessary to operate an adult entertainment facility, with liquor and a adult entertainment license from the City/County/State of Florida necessary to permit operation of the Business in the manner it is currently operating.

8.7           No Subsidiaries. Seller and Selling Equityholder do not have any subsidiaries or directly or indirectly own any interest or have any investment in any other corporation, partnership, or other entity related to Sellers.

8.8           No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition, or arrangement with creditors, voluntary or involuntary, affecting Seller or any of its assets or properties is pending or, to the Best Knowledge of Seller Equityholder, threatened. Neither Seller nor any of the Seller Equityholder have taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings. For the purposes of this Agreement, the phrase Best Knowledge of Seller Equityholders means the knowledge that any of the Seller Equityholder has or would have after due inquiry into the matter in question.

8.9           Permits and Licenses. Sellers have all necessary permits, certificates, licenses, approvals, consents, and other authorizations required to carry on and conduct the Business and to own, lease, use, and operate its assets at the place and in the manner in which the Business is presently conducted. A complete list of all Seller’s permits, certificates, licenses, approvals, consents, and other authorizations is included in Schedule 8.9.

8.10         Financial Statements. [To be reviewed by Seller’s accountants] Seller and Seller Equityholder  has delivered to Buyer the financial statements for the Corporations listed in Schedule 8.10, and Seller Equityholders shall deliver, before the Closing, copies of all financial statements Seller has prepared for each full month before the Closing after the periods reflected in such listed financial statements (the “Financial Statements”). The Financial Statements fairly and accurately present the financial position of Sellers as of the dates indicated and the results of its operations as of the dates indicated and for the periods covered thereby, and are and will be true and correct in all material respects, subject to year-end adjustments. All inventories reflected in the Financial Statements have been and will be valued at the lower of cost or market value, with cost determined using the last-in, first-out method; adequate provision has been and will be timely made in the Financial Statements for doubtful accounts or other receivables; sales are stated in the Financial Statements net of discounts, returns, and allowances; all Taxes (as defined in Section 8.22) due or paid are and will be timely reflected in the Financial Statements; and all Taxes not yet due and payable are and will be fully accrued or otherwise provided for in the Financial Statements. Any items of income or expense that are unusual or of a nonrecurring nature during any such period or at any such balance sheet date are and will be separately disclosed in the Financial Statements. Except as otherwise disclosed on Schedule 8.10, Seller’s books, records, and work papers are complete and correct and accurately reflect, and will accurately reflect, in all material respects the basis for the                                   (INITIALED: MO, KW)

financial condition and the results of Seller’s operations that are set forth in the Financial Statements.

8.11         No Undisclosed Liabilities. Except as otherwise disclosed on Schedule 8.11 or in the Financial Statements, (none of which have or will have arisen as a result of negligence, gross negligence, strict liability, tort, toxic tort, environmental liabilities, violations of law, or default under any Contract or Commitment attributable to Seller or for which Seller shall be responsible), Sellers do  not have any debts, liabilities, or obligations or any kind or character whatsoever, whether accrued, absolute, contingent, matured, not matured, known, unknown, or otherwise,  and whether or not of a character as would be required to be reflected in any balance sheet of Seller prepared in accordance with GAAP.

8.12         Conduct of Business. Except as otherwise disclosed on attached Schedule 8.12, since the date of execution of the Letter Agreement dated June 7, 2007 (“the Letter Agreement),  Sellers have not:

(a)           Issued any capital stock or other securities convertible into or exchangeable or exercisable for capital stock  or having voting rights; declared or paid any dividend; made any other payment from capital or surplus or other distribution of any nature; or directly or indirectly redeemed, purchased, or otherwise acquired, recapitalized, or reclassified any of its capital stock.

(b)           Merged with any other entity.

(c)           Altered or amended its Articles of Incorporation or Bylaws.

(d)           Entered into, materially amended, or terminated any contract, license, lease, commitment or permit, except in the ordinary course of business consistent with past practices.

(e)           Experienced any labor disturbance.

(f)            Incurred or become subject to any obligation or liability (absolute, accrued, contingent, or otherwise), matured, not matured, except (i) in the ordinary course of business consistent with past practices and (ii) in connection with the performance of this Agreement.

(g)           Discharged or satisfied any Encumbrance or paid or satisfied any obligation or liability (absolute, accrued, contingent, or otherwise) other than (i) liabilities shown or reflected in the respectiveSeller’s balance sheet dated  8/31/07 or (ii) liabilities incurred since the date of the balance sheet, in each such case only in the ordinary course of business consistent with

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past practices and in accordance with the express terms of such obligation or liability.

(h)           Mortgaged, pledged, or subjected to any Encumbrance any of its assets.

                                (INITIALED: MO, KW)

(i)            Sold, transferred, or agreed to sell or transfer any asset or business; cancelled or agreed to cancel any debt or claim; or waived any right, except in the ordinary course of business consistent with past practices.

(j)            Disposed of or permitted to lapse any Intellectual Property.

(k)           Granted any increase in employee rates of pay or any increases in salary payable or to become payable to any officer, employee, consultant, or agent, or by means of any bonus or pension plan, contract, or other commitment increased the compensation of any officer, director, employee, consultant, or agent, or hired any new officer, employee, consultant, or agent, except in the ordinary course of business.

(l)           Made or authorized any capital expenditures for additions to plant or equipment accounts in excess of $10,000.00.

(m)          Entered into any transaction (including, without limitation, any contract or other arrangement providing for employment, furnishing of services, rental of real or personal property, or otherwise requiring payments) with any shareholder, officer, or director of Sellers; any member of their immediate families; or any of their affiliates.

(n)           Experienced any material damage, destruction, or loss (whether or not covered by insurance) affecting its properties, assets, or Business.

(o)           Failed to regularly maintain and repair its assets in the ordinary course of business consistent with past practices.

(p)           Instituted or settled any litigation, action, or proceeding before any court or governmental body relating to it or its property.

(q)           Made any change in any method of accounting or any accounting practice or suffered any deterioration in accounting controls.

(r)            Varied, cancelled, or allowed to expire any insurance coverage, except as agreed by the parties in writing.

(s)           Made any payment or disbursement of moneys or property or declared or paid any dividend or other distribution to or on behalf of any officer, director, or shareholder of Seller or any member of the immediate families of any of the Seller Equityholder, or any affiliate, other than for payment of compensation or reimbursement of expenses in accordance with past practices.

(t)            Entered into any other transaction other than in the ordinary course of business consistent with past practices.

(u)           Agreed or committed to do any of the foregoing.

8.13         No Adverse Changes. Except as otherwise disclosed in Schedule 8.13, since the date of execution of the Letter Agreement, there has not been any occurrence, condition, or development that has adversely

(INITIALED: MO, KW)

affected, or is likely to adversely affect, Sellers, or its prospects, condition (financial or otherwise), operations, assets, or the Business.

8.14         Employees. That except as disclosed on Schedule 8.14 (Schedule), there is not now, nor has there been at any time during the past five years, any strike, lockout, grievance filing, other similar labor dispute against Seller or that in any manner affects Seller is and has been, to the best of its knowledge, in compliance with all rules regulating employee wages and hours. Buyer acknowledges that Kenkev has not treated the entertainers as employees and that such treatement is of an uncertain nature. This acknowledgement pertains to the entertainer/employee issue every where it is mentioned in this Agreement. On or before the Closing Date, Sellers shall have paid all its accrued obligations relating to employees (whether arising by operation of law, by contract, or by past service) or payments to trusts or other funds, to any governmental agency, or to any individual employee (or his or her legal representatives) with respect to unemployment compensation benefits, profit sharing, retirement benefits, or Social Security benefits. Sellers has, to the best of its knowledge, complied with all requirements of the U.S. Immigration and Nationality Act, as amended, including without limitation all employment verification and antidiscrimination provisions applicable to current and former employees of Seller.

8.15         Employee Benefit Plans.[Subject to review by Seller’s accountants.]

(a)           Schedule 8.15 contains a true and complete list of all plans, contracts, programs, and arrangements (including, but not limited to, collective bargaining agreements, pensions, bonuses, deferred compensation, retirement, severance, hospitalization, insurance, salary continuation, and other benefit plans, programs, or arrangements) maintained currently or at any time within the previous five years by Seller or under which Seller has had any obligations with respect to an employee, director, or shareholder of Seller (the “Plans”).

(b)           True, correct, and complete copies of the following documents, with respect to each of the Plans, if applicable, have been made available or delivered to the Buyer: (i) any plans and related trust documents, and amendments thereto; (ii) the two most recent Forms 5500; (iii) the last IRS determination letter, if applicable; (iv) the most recent actuarial report; (v) summary plan descriptions; (vi) the two most recent Forms PBGC-1, and (vii) with respect to any Plan that is maintained pursuant to a collective bargaining agreement, all collective bargaining agreements pursuant to which contributions are being made or obligations are owed to such Plan, and all contracts with third-party administrators, actuaries, investment managers, consultants, and other independent contractors that relate to any such Plan.

(c)           Except as specifically set forth in Schedule 8.15, (i) each Plan that is an employee pension benefit plan, (if any) as defined in Section 3(2) of

(INITIALED: MO, KW)

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ERISA, 29 USC 1002(2), and its related trust (“Pension Plan and Trust”) now meet, and since their inception have met, the requirements for qualification under Sections 401(a) and, if applicable, 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), and are now, and since their inception have been, exempt from taxation under IRC 501(a), and the Internal Revenue Service (IRS) has issued a current favorable determination letter with respect to the qualified status of each Pension Plan and Trust and has not taken any action to revoke such letter; (ii) Seller has performed all obligations required to be performed by it under the Plans (including, but not limited to, the making of all contributions) and is not in default under and has no knowledge of any default by any other party to the Plans; (iii) each Plan is in material compliance as to form and operation, in accordance with all applicable provisions of the Code and ERISA and any other applicable federal and state laws (including rules and regulations thereunder), and each Plan has been operated in compliance with such laws and written plan documents; (iv) neitherSeller nor, to the Best Knowledge of Seller Equityholder, any other disqualified person or party in interest, within the meaning of IRC 4975 or Section 3(14) of ERISA, 29 USC 1002(14), has engaged in any prohibited transaction, as this term is defined in IRC 4975 or Section 406 of ERISA, 29 USC 1106, that could, following the Closing Date, subject any Plan (or its related trust), Buyer, Seller, or any officer, director or employee of Buyer or Seller, to any tax or penalty imposed under the Code or ERISA; (v) there are no actions or claims pending (other than routine claims for benefits) or, to the Best Knowledge of Selling Parties, threatened against any Plan or against the assets of any Plan; (vi) no Plan is subject to Part 3 of Title I of ERISA, Section 412 of the Code, or Title IV of ERISA; (vii) each Plan’s plan official, as defined in Section 412 of ERISA, 29 USC 1112, is bonded to the extent required by Section 412; (viii) no proceeding has been initiated to terminate any Plan, and any such termination will not subject Seller or Buyer to liability to any person; (ix) no Plan is a multiemployer plan, as defined in Section 3(37) of ERISA, 29 USC 1002(37); (     x) no retiree benefits are payable under any Plan that is an employee welfare benefit plan (“Welfare Plan”), as this term is defined in Section 3(1) of ERISA, 29 USC 1002(1); and (xi) each Welfare Plan that is a group health plan within the meaning of IRC 5000 complies with and in each case has complied with the applicable requirements of Sections 601 through 608 of ERISA, 29 USC 1161–1168, and IRC 4980B.

(d)           Seller has not incurred or will not incur with respect to any Plan that is an employee benefit plan, as defined in Section (3)(3) of ERISA, 29 USC 1002(3), any actual or contingent liability, including, but not limited to, liability under Section 601 through 608 of ERISA, 29 USC 1161–1168, and IRC 4980B, any withdrawal liability from any multiemployer pension plan, any termination or withdrawal liability under Sections 4062, 4063, or

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4064 of ERISA, 29 USC 1362, 1363, or 1364, any accumulated funding deficiency as such term is defined in Section 302 of ERISA, 29 USC 1082, and

IRC 412 (whether or not waived), any requirement to make any contributions to any multiemployer plan, solely as a result of Seller being a member of a controlled group of corporations, or treated as a single employer with any other entity within the meaning of IRC 414(b), 414(c), 414(m), or 414(n) arising from or incurred with respect to any period before the Closing Date.

8.16         Certain Employees. Each of the following is included in the list of agreements in Schedule 8.15: all collective bargaining agreements, employment and consulting agreements, executive compensation plans, bonus plans, deferred compensation plans, pension or retirement plans, participation plans, tip-pooling arrangements, profit-sharing plans, equity interest purchase and equity interest option plans, hospitalization insurance, and other plans and arrangements, providing for compensation and/or benefits to Seller’s employees, directors, or shareholders.

(a)           Schedule 8.16 contains a true and complete list of the following: the names, positions, and compensation of the present directors, officers, employees, and current independent contractors of the Seller. Except as listed in Schedule 8.16, all Seller’s employees are employees-at-will, may be terminated at any time in accordance with the written policies (copies of which are contained in Schedule 8.16) of Seller for any lawful reason or for no reason, and are not entitled to employment by virtue of any oral or written contract, employer policy, or otherwise.

(b)           No retired employees are receiving or are entitled to receive any payments or health or other benefits from Sellers.

(c)           Buyer agrees to continue employment of all employees post closing as at-will employees. Seller Equityholder agrees that he will not solicit/hire any employee provided that Buyer maintains its current compensation program, and provided Buyer does so, then Seller Equityholder may not solicit or hire any employee to work for him or any related entity for 6 months from the Closing Date; furthermore, for the 6 months after such initial 6-month period, Seller Equityholder agrees that he will consult with Buyer before soliciting/hiring any such employee. If Buyer changes the Compensation Program and such change results in the Employee making substantially less income, then the non-hiring provision shall not apply. The same provisions shall apply to entertainers, except that if an entertainer shows up unsolicited to another location owned or affiliated with Seller Equityholder, they will be permitted to work. It is the general intent of the Buyer and Seller that should any manager’s net income be reduced by 10% or more on the average, during any forty-five (45) day period, that the Seller would have the option of hiring such manager.

8.17         Contracts and Commitments.                                                                                                                             (INITIALED: MO, KW)

(a)           Schedule 8.17 contains a true and complete list of all of all Sellers written, and a description of all of Sellers unwritten, contracts, obligations, agreements, plans, arrangements, and commitments of any kind or nature (the “Contracts and Commitments”), except for

(i)           those contracts that are described in another Schedule;

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(ii)          each purchase contract with a customer made in the ordinary course of business consistent with past practices under which Sellers are obligated to deliver less than $500.00  in goods and/or services in each transaction or series of related transactions; and

(iii)         each purchase commitment made in the ordinary course of business at prevailing prices, consistent with past practices, that is not in excess of $1000.00 in each transaction or series of related transactions.

(b)           All Contracts and Commitments are in full force and effect without amendment (unless the amendments are clearly noted), and Sellers are and shall be entitled to all benefits from all Contracts and Commitments.

(c)           True and complete copies of all Contracts and Commitments have been delivered to Buyer. All Contracts and Commitments are the result of bona fide, arm’s-length transactions and are legal, valid, and binding obligations of the parties to them enforceable in accordance with their respective terms, subject to laws generally governing bankruptcy and the enforcement of creditors’ rights.

(d)           Except as set forth in attached Schedule 8.17, no default or alleged default exists on the part of Sellers nor, to the Best Knowledge of Seller Equityholders, on the part of any other person or entity, under any Contract or Commitment.

8.18         Title to Assets. Except as set forth in attached Schedule 8.18, Sellers are the sole and absolute owner of all the assets used in and/or connected with the operation of the Business and/or purported to be owned by Sellers, and has good and marketable title to all such assets, free from all Encumbrances (or, in the case of its interest as lessee, a good leasehold interest, and in the case of licenses, is the license holder). Schedule 8.18 lists or describes all property used in the conduct of the Business and/or situated on the Premises that is owned by or an interest in which is claimed by any other person or entity (whether a customer, supplier, or other person or entity) for which Seller is responsible, together with copies of all related agreements. All such property is situated on the Premises and is in such condition that, upon return to its owner, Seller will not be liable in any amount to the owner.

8.19         Condition of Assets. Each item situated at the Premises and listed on the respective balance sheet is being sold as is, where is, with all defects. Between the date of this Agreement and Closing, Seller agrees to reasonably maintain all equipment and assets as may be need to reasonably operate the business. Furthermore, Seller agrees not to commit waste.

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8.20         Receivables. Sellers  are entitled to all accounts receivable relating to activity prior to the Closing Date and Buyer shall assist in collecting any such amounts and Buyer shall promptly forward to Seller any such amounts that Buyer receives on or after the Closing Date, which amounts shall be applied to the closing adjustments and any net amount distributed to Equityholder.

8.21         Sufficiency of Assets. The assets reflected in the Financial Statements, constitute and will constitute all of the property and assets, real, personal, and mixed, tangible and intangible (including, without limitation, contract rights), that are used or useful in, or are necessary for the conduct of, the Business in accordance with present practices, other than (i) those permits and licenses that Buyer will be obtaining as a condition to its obligation to close, (ii) assets used or consumed in the ordinary course of business prior to the Closing date,  and (iii) the Excluded Assets that are referred to above and that Seller shall be entitled to retain (including cash and receivables), and such assets are sufficient for Buyer to continue to operate the Business in the ordinary course of business after the Closing Date. By closing this agreement, the Buyer shall be deemed to be satisfied with the assets of the Business.

8.22         Taxes. [To be reviewed by Seller’s accountants.]

(a)           For the purposes of this Agreement, Tax or Taxes shall mean all federal, state, county, local, foreign, and other taxes (including, without limitation, income taxes; premium taxes; single-business taxes; excise taxes; sales taxes; use taxes; value-added taxes; gross receipts taxes; franchise taxes; ad valorem taxes; real estate taxes; severance taxes; capital levy taxes; transfer taxes; stamp taxes; employment, unemployment, and payroll-related taxes; withholding taxes; and governmental charges and assessments), and include interest, additions to tax, and any penalties. For purposes of this Agreement, (i) a Tax is “imposed” upon a person if such person is responsible under applicable law for the payment, withholding, or collection of such Tax; (ii) a person is “subject to” a Tax if such Tax is imposed on either (A) such person or (B) a third party based on the activities or assets of such person; and (iii) a Tax is “of” a person if either clause (i) or (ii) of this Section 8.22(a) pertains to such Tax and such person.

(b)           For purposes of this Agreement, Tax Return shall mean any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any governmental authority in connection with the determination, assessment, collection, or payment of any Tax.

(c)           Except as otherwise disclosed on Schedule 8.22, Sellers has filed on a timely basis (within any applicable extension periods) all Tax Returns it is required to file under any federal, state, local, or foreign law and has paid or established an adequate reserve with respect to all Taxes imposed on

(INITIALED: MO, KW)

said corporation for the periods covered by such returns. No claim has ever been made by a governmental authority in a jurisdiction where Sellers  does not file Tax Returns that it is or may be subject to Taxes imposed by that jurisdiction. No agreements have been made by or on behalf of Seller for any waiver or for the extension of any statute of limitations governing the time of assessment or collection of any Taxes. Seller and its officers have received no notice of any pending or threatened audit by the IRS or any state, local, or foreign agency related to Seller’s Tax Returns or Tax liability for any period, and no claim for assessment or collection of Taxes has been asserted against Seller. There are no federal, state, or local Tax Encumbrances outstanding against any of Seller’s assets. There are no outstanding powers of attorney issued by Seller with respect to any matter relating to Taxes.

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(d)           Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other person or entity. Seller has, in accordance with Treasury Regulation Section 1.6662-3(c), “adequately disclosed” on its Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of IRC 6662, or, as applicable, such disclosure would meet the conditions of any provision analogous or similar to Treasury Regulation Section 1.6662-3(c) contained in any state, local, or foreign tax law to which it is asserted that is or could be subject. There are no Tax rulings or requests for rulings relating to Seller that could affect Seller’s Tax liability for any period (or portion of a period) after the Closing Date.

(e)           Seller and Seller Equityholder will as of the Closing Date provide to Buyer their correct taxpayer identification numbers on executed IRS Forms W-9. Buyer is not required to withhold any Taxes on any payments under this Agreement including, without limitation, any withholding pursuant to IRC 3406 or Chapter 3 of the Code. Seller and each Seller  Equityholder is a United States person (as defined in IRC 7701(a)(30)).

(f)            If Seller is an S corporation, Seller is now and has been at all times since         N.A         a validly electing S corporation within the meaning of IRC 1361 and 1362 and will be a validly electing S corporation up to and including the Closing Date.

 (g)          No property of Seller is tax-exempt use property within the meaning of IRC 168(h) or tax-exempt bond financed property within the meaning of IRC 168(g). Seller has not made, nor is obligated to make, any payment nor is a party to any agreement that could obligate it to make any payments that, under IRC 280G or IRC 162(m), were or will not be deductible for Tax purposes.

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(h)           Seller is not a United States real property holding corporation within the meaning of IRC 897. If Seller is a foreign (non-U.S.) Seller has not made the election provided for in IRC 897(i).

(i)            Seller is not subject to any Tax sharing or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make any payments after the Closing Date.

(j)            Seller will not be required to include any item of income or gain in, or to exclude any item of deduction or loss from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under IRC 481(c), or any corresponding or similar provision of state, local, or foreign Tax law; (ii) closing agreement as described in IRC 7121, or any corresponding or similar provision of state, local, or foreign Tax law, executed on or before the Closing Date; or (iii) installment sale made on or before the Closing Date.

(k)          Any adjustment of Tax of Seller made by the IRS in any examination that is required to be reported to the appropriate state, local, or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid, to the best knowledge of Seller.

(l)            (i) Seller has not, within the last six years, been a member of an affiliated group (as defined in IRC 1504(a)) filing a consolidated United States federal income Tax Return, or similar Tax Return under the provisions of state, local or foreign law; and (ii) no claim has been asserted against Seller based upon liability for the Taxes of another person (A) under Treasury Regulation Section 1.1502-6 or any corresponding or similar provisions of state, local, or foreign law, (B) as a transferee or successor, or (C) by contract or otherwise. Seller does not have a subsidiary investment that could reasonably be expected to be subject to the loss disallowance rules of Temporary Treasury Regulation Section 1.337(d)-2T.

8.23         Litigation. There are no claims, disputes, actions, suits, proceedings, or investigations pending or, to the Best Knowledge of the Seller Equityholders, threatened against or affecting Seller, its business, or its assets, except as disclosed on Schedule 8.23.

8.24         INTENTIONALLY DELETED.

8.25         INTENTIONALLY DELETED

8.26         Compliance with Laws. At all times before the Closing Date, Sellers, to the best of their knowledge,  have complied with all laws, orders, regulations, rules, decrees, and ordinances affecting to any extent or in any manner any aspects of the Business or its assets.

8.27         Suppliers and Customers.

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(a)           A complete and accurate list of all suppliers or vendors of products or services to Seller in connection with the Business (other than legal or accounting services) aggregating more than $10,000.00 (at cost) annually during Seller’s last fiscal year, and the address of each supplier or vendor and the amount sold to Seller during that period, is set forth in Schedule 8.27. The names of any suppliers of goods or services with respect to which practical alternative sources of supply are not available on comparable terms and conditions are separately listed in Schedule 8.27.

(b)           Seller does not keep records of its customers.

(c)           Seller Equityholder has no information that might reasonably indicate that any supplier of Seller intends to cease purchasing from, selling to, or dealing with Seller. No information has been brought to the attention of  any Seller Equityholder that might reasonably lead any of him to believe that any supplier intends to alter, in any material respect, the amount of its sales or the extent of its dealings with Seller, or would alter in any material respect its sales to, or dealings with Seller, in the event the transactions contemplated by this Agreement are consummated.

8.28         No Brokers. Neither Seller nor Seller Equityholder have engaged, or are responsible for any payment to, any finder, broker, or consultant in connection with the transactions contemplated

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by this Agreement, except for Frank Bain, who will be compensated by Buyer, pursuant to an agreement exclusive between Buyer and Mr. Bain that is acceptable to Mr. Bain, as verified by a letter from Mr. Bain.

8.29         Insider Transactions.Seller has furnished Buyer a complete and accurate list and a brief description of all contracts or other transactions involving Seller in which any officer, director, employee, or shareholder of Seller; any member of their immediate families; or any affiliate has any interest is set forth on Schedule 8.29.

8.30         Bank Accounts. The Buyer shall establish a new separate bank account in the name of Kenja and/or KenjaII However,  Seller shall  close its bank accounts for Kenja and KenjaII within 60 days after Closing.

8.31         Intellectual Property.   Schedule 8.31 lists or briefly describes all of Seller’s material Intellectual Property (other than know-how, trade secrets, and confidential and proprietary processes and technology) that Seller directly or indirectly owns, licenses, uses, requires for use, or controls in whole or in part, including rights relating to the playing of music and video, and all licenses and other agreements allowing the Seller to use the intellectual property of third parties. Seller does not own, directly or indirectly, or use any patents, copyrights, trademarks, or service marks in the Business, except as disclosed on Schedule 8.31. Except as set forth in Schedule 8.31, Seller is the sole and exclusive owner of the Intellectual Property, free and clear of all Encumbrances. The Seller’s Intellectual Property, or its use by Seller or any activity of Seller in the conduct of the Business, does not infringe on any other person’s intellectual property, and, to the Best Knowledge of the Seller Equityholder, no activity of any other person infringes on any of the Intellectual Property. Seller has been and is now conducting the Business in a                                                                                                                          (INITIALED: MO, KW)

manner that has not been and is not now in violation of any other person’s intellectual property, and Seller does not require a license or other proprietary right to so operate the Business. For the purposes of this Agreement, Intellectual Property means all intellectual property and intellectual property rights owned or licensed by Seller including, but not limited to, all inventions, discoveries, improvements, designs, prototypes, trade secrets, manufacturing and engineering drawings, process sheets, specifications, bills of material, patents, patent applications, registered and unregistered copyrights and copyright rights in both published and unpublished works, registered and unregistered trademarks, registered and unregistered trade names, formulae and secret and confidential processes, know-how, technology, process technology, customer lists, computer software, data, databases and other industrial property (whether patentable or unpatentable), all rights to sue for infringement of any of the foregoing, all renewals or extensions of any of the foregoing, and all goodwill of Seller relating to any of the foregoing.

8.32         Insurance. All insurance policies covering Seller’s property or providing for business interruption, personal, and other insurance are described in Schedule 8.32 (which specifies the insurer, policy number, type of insurance, and any pending claims). Such insurance is in amounts Seller deems sufficient with respect to its assets, properties, business, operations, products, and services as the same are presently owned or conducted, and all such policies are in full force and effect and the premiums have been paid. There are no claims, actions, suits, or proceedings arising out of or based on any of these insurance policies, and no basis for any such claim, action, suit, or proceeding exists. Seller is not in default with respect to any provisions contained in any such insurance policies and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

8.33                           Materiality. No statement in this Agreement, in any schedule to this Agreement, or in any certificate delivered to Buyer pursuant to this Agreement fails or will fail to contain any material fact necessary to make the statement(s) not misleading.

9.                                       Buyer’s Representations and Warranties. Both VCG Holding Corporation and Buyer represents and warrants to Seller Equityholders as of the date of this Agreement and the Closing Date that:

9.1                                 Organization and Standing. Buyer is a corporation which will be formed and organized and validly existing under the laws of the State of Colorado, and Buyer has all the requisite power and authority to own its properties and to perform its obligations hereunder.

9.2                                 Authorization. VCG Holding Corporation  has taken, and Buyer will have taken on or before the Closing, all necessary action (a) to approve the execution, delivery, and performance of this Agreement and each of the Related Agreements and (b) to consummate the transactions contemplated under these agreements. VCG Holding Corporation  has duly executed and delivered this Agreement. This Agreement is, and each of the Related Agreements when executed by the parties will be, the legal, valid, and binding obligations of VCG Holding Corporation and Buyer, enforceable against VCG Holding Corporation  and Buyer in accordance with their respective terms, except as such                                                                                                                                          (INITIALED: MO, KW)

enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws relating to the enforcement of creditors’ rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

9.3                                 Existing Agreements and Governmental Approvals.

(a)                                  Except as set forth on Schedule 8.6, the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by it (i) do not and will not violate any provisions of law applicable to VCG Holding Corporation or Buyer; (ii) do not and will not conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) VCG Holding Corporation’s  or Buyer’s Articles of Incorporation or Bylaws or any indenture, mortgage, lease, deed of trust, or other instrument, contract, or agreement or any order, judgment, arbitration award, or decree to which VCG Holding Corporation or Buyer is a party or by which either of them or any of their respective assets and properties are bound; and (iii) do not and will not result in the creation of any Encumbrance on any of VCG Holding Corporation’s or the Buyer’s properties, assets, or business.

(b)                                 Except as set forth on Schedule 8.6, no approval, authority, or consent of, or filing by VCG Holding Corporation or Buyer with, or notification to, any federal, state, or local court, authority, or governmental or regulatory body or agency or any other corporation, limited liability company, partnership, individual, or other entity is necessary to authorize VCG Holding Corporation or Buyer’s execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

9.4                                 Investment Intent. Buyer is acquiring the Purchased Equity Interests for its own account, for investment, and without any present intention to resell the Purchased Equity Interests.

10.                                 Indemnification- Limits on Liability

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10.1                           Indemnification by Seller. Seller represents to Buyer that, to the best of Seller’s knowledge,  at all times relevant to this agreement; the Seller has maintained at least $1,000,000.00 in liability insurance, including liquor liability insurance. Seller Equityholder shall shall pay, reimburse, indemnify, and hold harmless Buyer, Sellers and their respective directors, officers, shareholders, successors, and permitted assigns from and against any and all claims, suits, actions, assessments, losses, diminution in value, liabilities, Taxes, fines, penalties, damages (compensatory, consequential, direct, indirect, and other), costs, and expenses (including reasonable legal fees) (“Losses”), and including any Losses that arise in the absence of a third-party claim, to the extent of a total aggregate of $500,000.00 beyond the amount of insurance. In addition, Seller and Seller Equity holder agree to indemnify Buyer for (a) Any inaccuracy in any representation or breach of any warranty of the Seller Equityholders contained in this Agreement (whether at the date of this Agreement or the Closing Date) and (b) Seller Equityholders’ failure to perform or observe in full, or to have performed or observed in full, any covenant, agreement, or condition to be performed or observed by the Seller Equityholders under this Agreement or any Related Agreement.

(INITIALED: MO, KW)

10.2                           Limitation on Liability. Notwithstanding anything in this Agreement to the contrary, Selling Shareholder shall have no personal liability for any matter arising under or relating to this Agreement, beyond the amount of $500,000.00 for a period of three years, which Seller Shareholder may permit to be offset, in whole or in part against Rent to the Landlord. Seller and Selling Shareholder acknowledge that they may have liability under one or more of the Related Agreements, to the extent set forth therein, and this limitation applies only to this Agreement.

10.3                           Waiver of Claims Against Seller. Each Seller Equityholder irrevocably waives and agrees that Seller Equityholders will make no claim against Seller of any kind or character, whether by way of subrogation, indemnity, contribution, breach of contract, or any other theory regarding any claim made by Buyer, Seller, or any other person under Section 10 or otherwise, and each Seller Equityholder irrevocably releases and discharges Seller from any such claim.

10.4                           Indemnification by Buyer. Buyer shall pay, reimburse, indemnify, and hold harmless Seller and Seller Equityholder and their respective directors, officers, shareholders, heirs, successors, and permitted assigns from and against any and all Losses, and including any Losses that arise in the absence of a third-party claim, in connection with or resulting from any claim arising from or relating to Buyer’s operation of the Seller or which arises from a claim that occurred after the Closing Date. In addition, Buyer agrees to indemnify Seller and Seller Equityholder Buyer from (a) Any inaccuracy in any representation or breach of any warranty of the Buyer contained in this Agreement (whether at the date of this Agreement or the Closing Date), and (b) Buyer’s failure to perform or observe in full, or to have performed or observed in full, any covenant, agreement, or condition to be performed or observed by the Buyer under this Agreement or any Related Agreement.

11.                                 Taxes:

11.1                           Indemnification for Taxes.

(a)                                  Seller and Seller Equityholder, jointly and severally, agree to pay, reimburse, indemnify, and hold harmless Buyer and Seller and their respective directors, officers, shareholders, successors, and permitted assigns, from and against any and all Taxes imposed upon Seller payable with respect to, and any and all other Losses arising out of or in any manner incident, relating, or attributable to Taxes imposed upon Seller payable with respect to, or Tax Returns required to be filed by Seller with respect to, income of Sellers for (i) any taxable year (or other applicable reporting period) (a “Reporting Period”) of Seller ending on or before the Closing Date (“Pre-closing Tax Period”) other than Losses arising from transactions occurring after the Closing, and (ii) to any Reporting Period of Seller that begins before the Closing Date and that ends after the Closing Date (a “Straddle Period”), except that with respect to any Straddle Period, Seller Equityholder shall be responsible for the payment of such Taxes only to the extent that they relate to the portion of such Straddle Period ending on the Closing Date and except with respect to any Reporting Period to the extent of any reserve on the Closing Balance Sheet relating to any such Taxes. In addition, Seller shall be responsible up to the aggregate amount set forth in Paragraph 10.1 above, for any amounts which become due                                                                                                                                                                                           (INITIALED: MO, KW)

for the period of time that the Seller operated the business as a result of any recharacterization of entertainers at the business as employees.

(b)                                 Buyer and VCG Holding Corporation agrees to pay, reimburse, indemnify, and hold harmless Seller  Equityholders and its directors, officers, shareholders, successors, and permitted assigns (including any in their capacities as officers or directors of Kenkev prior to the Closing) from and against any and all Taxes imposed upon Seller payable with respect to, and any and all other Losses arising out of or in any manner incident, relating, or attributable to (i) Taxes imposed upon Seller payable with respect to, or Tax Returns required to be filed by Seller with respect to, income of Seller for any Reporting Period of Seller beginning after the Closing Date, (ii) Taxes imposed upon income of Seller for the Straddle Period to the extent attributable to the portion of the Straddle Period beginning on or after the Closing Date, and  (iii) Taxes imposed upon eller, or for which the Seller may otherwise be liable, as a result of transactions occurring on or after the Closing, (c) The indemnities set forth in this Section 11.1 shall survive, in each case, until the applicable statute of limitations has expired for each respective fiscal tax year.

11.2                           Preparation of Tax Returns. [To be reviewed by Seller’s accountants]

(a)                                  Seller and Seller Equityholder shall prepare or cause to be prepared all Tax Returns for income of Seller for any closing Tax Period of Seller (including amended Tax Returns) (“Pre-closing Period Returns”). Seller Equityholders shall timely file, or cause to be timely filed, all such Period Returns that are due on or before the Closing Date (giving effect to any extensions thereto). Seller Equityholders, jointly and severally, shall timely pay, or cause to be paid, all Taxes imposed upon Seller with respect to such Pre-closing Period Returns.

(b)                                 Seller Equityholders shall prepare or cause to be prepared and provide Buyer with Pre-closing Period Returns that are due after the Closing Date (giving effect to any extensions thereto). Promptly upon the finalization of such Tax Returns and in any case not later than 60 30 days before the last date for timely filing of such Tax Returns (giving effect to any valid extensions thereof), Seller Equityholder shall deliver to Buyer (1) an original of such Tax Return and (2) a check payable to the appropriate taxing authority in the amount of any Taxes payable by Seller shown as due thereon in accordance with Article 7.5 hereinabove). Buyer shall cause such Pre-closing Period Returns to be executed by the appropriate officer of Seller and shall file such returns, together with the appropriate payment, if any, on a timely basis.

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(c)                                  All Tax Returns that Seller Equityholders are required to prepare or cause to be prepared in accordance with this Section 11.2 shall be prepared in a manner consistent with past practice, and on such Tax Returns no positions shall be taken, elections made, or method adopted that is inconsistent with positions taken, elections made, or methods used in preparing and filing similar Tax Returns in prior periods (including, but not limited to, positions that would have the effect of deferring income to periods for which Buyer is liable or accelerating deductions to period for which Seller Equityholder is liable).

(d)                                 Buyer shall prepare or cause to be prepared all Tax Returns of Seller for any and all Reporting Periods ending on and after the Closing Date. Buyer shall timely file, or cause

(INITIALED: MO, KW)

to be timely filed, all such Tax Returns and Buyer shall timely pay, or cause to be paid, all Taxes imposed upon with respect to such Tax Returns.

(e)                                  Buyer shall prepare, or cause to be prepared, all Tax Returns of Seller for any and all Straddle Periods. All Tax Returns for a Straddle Period shall be submitted to Seller Equityholder at least 45 days before the last date for timely filing of such Tax Return (giving effect to any valid extensions thereof), accompanied by a statement calculating in reasonable detail and in accordance with Section 11.2(f) any payments required of Seller Equityholder with respect to the amounts payable by Seller shown as due on such Tax Returns after giving effect to any Tax payments made before the Closing Date. The amount of any Tax payment required of Seller Equityholder under this Section 11.2(e) shall be paid by Seller Equityholder  on or before the last date for timely filing such Tax Return (including any valid extensions thereof).

(f)                                    With respect to any Straddle Period, Seller Equityholder shall be responsible only for such Taxes imposed upon income of Seller as are allocable to the portion of the Straddle Period ending on the day before the Closing Date (less any reserve on the Closing Balance Sheet relating to any such Taxes). Buyer shall be responsible for, and shall timely pay, or cause to be paid, all other Taxes with respect to all Straddle Periods. The Tax liabilities for each Straddle Period for Seller shall, except as otherwise required by applicable law, be determined by closing the books and records of Seller as of the Closing Date by treating each such Straddle Period as if it were a separate Reporting Period, and by employing accounting methods that are consistent with those employed in preparing the Tax Returns for Seller in Pre-closing Period Returns and that do not have the effect of distorting income, receipts, or expenses (taking into account the transactions contemplated by this Agreement), except that (a) transactions occurring on the Closing Date and after the Closing shall be allocated to the taxable year or period that is deemed to begin at the beginning of the day following the Closing Date, (b) exemptions, allowances, or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the period ending on the Closing Date and the period after the Closing Date in proportion to the number of days in each such period, and (c) in the case of any Tax imposed upon the ownership or holding of real or personal property, such Taxes shall be prorated based on the percentage of the actual period to which such Taxes relate that precedes the Closing Date

(g)                                 All Tax Returns that Buyer is required to prepare or cause to be prepared in accordance with this Section 11.2 shall be prepared in a manner consistent with past practice and, on such Tax Returns, no positions shall be taken, elections made, or method adopted that is inconsistent with positions taken, elections made, or methods used in preparing and filing similar Tax Returns in prior periods (including, but not limited to, positions that would have the effect of accelerating income to periods for which Seller or its Equityholder is liable or deferring deductions to period for which Buyer is liable).

(h)                                 Seller Equityholders shall be entitled to any credits, rebates, or refunds of Taxes of Seller payable with respect to any Pre-closing Tax Period of Seller and, with respect to any Straddle Period, the portion of the Straddle Period ending on and including the Closing Date. Buyer shall cause the amount of the credits, rebates, or refunds of Taxes to which

(INITIALED: MO, KW)

Seller or its Equityholders are entitled under this Section 11.2(h), but which were received by or credited to Seller after the Closing Date, to be paid to Seller Equityholder (pro rata) within 10 Business Days following such receipt or crediting. Buyer shall send written notice to Seller Equityholder of any such credit, rebate, or refund as soon as possible after Buyer becomes aware of them.

(i)                                     Buyer and Seller Equityholder shall cooperate with one another with respect to Tax matters as more fully set forth in this Section 11. Buyer and Seller Equityholders shall cooperate fully as and to the extent reasonably requested by the other party, at the other party’s expense, in connection with the filing of Tax Returns pursuant to this Section 11 and any audit, litigation, or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request and at the other party’s expense)the provision of records and information that are reasonably relevant to any such Tax Return, audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer and Seller Equityholder agree (i) to retain all books and records with respect to Tax matters pertinent to the Seller relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or Seller Equityholder, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give the other party reasonable written notice before transferring, destroying, or discarding any such books and records and, if the other party so requests, Buyer or Seller Equityholder, as the case may be, shall allow the other party to take possession of such books and records to the extent they would otherwise be destroyed or discarded.

11.3                           Certificate of Nonforeign Status. Each of the Seller and Seller Equityholder shall deliver to Buyer at the Closing a certificate of nonforeign status (the “Certificate of Nonforeign Status”) in accordance with Treasury Regulation Section 1.1445-2(b)(2).

12.                                 Expenses. Each of the parties shall pay all of the costs that it incurs incident to the preparation, execution, and delivery of this Agreement and the performance of any related obligations, whether or not the transactions contemplated by this Agreement shall be consummated, and Seller Equityholders shall pay all of the cost and expenses incurred by Seller.

13.                                 Termination.

13.1                           This Agreement may be terminated at any time before the Closing Date as follows:

(a)                                  By Buyer and Seller Equityholder in a written instrument.

(b)                                 By Buyer or Seller if the Closing does not occur on the Closing Date or within a reasonable time thereafter.

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(c)                                  By Buyer or Seller Equityholder if there shall have been a material breach of any of the representations or warranties set forth in this Agreement on the part of the other, and this breach by its nature cannot be cured before the Closing.

(INITIALED: MO, KW)

(d)                                 By Buyer or Seller Equityholder if there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of the other, and this breach is not cured within 10 Business Days after the breaching party or parties receive written notice of the breach from the other party.

13.2                           If terminated as provided in Section 13.1, this Agreement shall forthwith become void and have no effect, except for Sections 13.3 and 14, and except that no party shall be relieved or released from any liabilities or damages arising out of the party’s breach of any provision of this Agreement.

13.3                           Buyer and VCG Holding Corporation, jointly and severally, on the one hand, and the Seller and Seller Equityholder, jointly and severally, on the other, agree that if this Agreement is terminated, each party will not (and, in the case of Seller Equityholder, shall cause to not), during the one-year period following the termination, directly or indirectly solicit any employee of the other party to leave the employment of the other party.

14.                                 Miscellaneous Provisions.

14.1                           Representations and Warranties. All of the representations and, warranties made by the Buyer and Seller pursuant to this Agreement shall survive the consummation of the transactions contemplated by this Agreement, except for those specifically terminated at closing by this Agreement.

14.2                           Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed given (a) when personally delivered or sent by facsimile transmission to the party to be given the notice or other communication or (b) on the business day following the day such notice or other communication is sent by overnight courier to the following:

if to Seller Equityholders:

Mr. Ken Wood
St. Croix, USVI

With a Copy to:

Mr. Harry T. Heizer, Esq.
6300 St. Andrews Road, Suite C
Columbia, South Carolina 29212
Facsimile: (803) 750-6457

if to Buyer:

Troy Lowrie
VCG Holding Corp.
390 Union St., Suite 540

(INITIALED: MO, KW)

Lakewood, CO 80228
Facsimile: (303) 922-0746

and

Michael L. Ocello
VCG Holding Corp.
1401 Mississippi Avenue, #10
Sauget, IL 62201
Facsimile: (681) 271-8384

With a Copy to

Allan S. Rubin, Esq.
Draper, Rubin & Shulman, P.L.C.
29800 Telegraph Road
Southfield, Michigan 48034
Facsimile: 248-358-9729

or to such other address or facsimile number that the parties may designate in writing.

14.3                           Assignment. Neither Seller Equityholder nor Seller, on one hand, nor VCG Holding Corporation or Buyer, on the other, shall assign this Agreement, or any interest in it, without the prior written consent of the other, except that VCG Holding Corporation may assign any or all of its rights to any wholly owned subsidiary of VCG Holding Corporation, without Seller Equityholder consent. In no event shall consent be unreasonably withheld.

14.4                           Parties in Interest and Expenses. This Agreement shall inure to the benefit of, and be binding on, the named parties and their respective successors and permitted assigns, but not any other person or entity. Each party to this agreement shall be responsible for there own costs, expenses, and professional fees relating to this agreement.

14.5                           Choice of Law. This Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Florida.

14.6                           Counterparts/Fax Signatures. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each counterpart were on the same instrument. Fax signatures shall have the same force and effect as originals.

14.7                           Entire Agreement. This Agreement and all related documents, schedules, exhibits, or Certificates represent the entire understanding and agreement between the parties with respect to the subject matter and supersede all prior agreements or negotiations between the parties. This Agreement may be amended, supplemented, or changed only by an agreement in writing that makes specific reference to this Agreement or the agreement

(INITIALED: MO, KW)

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delivered pursuant to it, and must be signed by the party against whom enforcement of any such amendment, supplement, or modification is sought. The terms of the Letter Agreement dated June 9, 2007 and attached hereto as Schedule 14.7 are incorporated herein. To the extent that any provision of the Letter Agreement contradicts any provision of this Agreement, then this Agreement shall control.

14.8                           Buyer and Seller agree that this Agreement memorializes their binding agreement and intent, as set forth in the Letter of Intent dated July 9, 2007 as “Schedule 14.7”. However, both Buyer and Seller acknowledge and agree that there may be need for minor revisions to minor terms of the Agreement. Buyer and Seller agree that they will in good faith cooperate with each other to modify or amend this Agreement as may be necessary to accomplish the binding  intent of the parties. Any change that the Buyer or Seller might request shall be approved by Buyer and Seller, acting in good faith, prior to closing. In the event the Buyer and Seller are unable to agree and the requested change is not a material item or material issue, the closing shall be completed on the closing date and the issue shall be resolved by arbitration in accordance with the laws of the State of Florida.

THIS SPACE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW ON NEXT PAGE

The parties have executed this Agreement on the date set forth on the first page of this Agreement.

SELLER – KENJA, INC.

/s/	G. Kenwood Gaines
By: G. Kenwood Gaines
Its: President

KENJA II, INC.

/s/	G. Kenwood Gaines
By: G. Kenwood Gaines
	Its: President	(INITIALED: MO, KW)

THIRD PROPERTIES, INC.

/s/	G. Kenwood Gaines
(HANDWRITTEN: President)

SELLER EQUITYHOLDER

/s/	G. Kenwood Gaines

BUYER: VCG HOLDING CORPORATION

By:	/s/ Micheal L Ocello
Its:	President

(INITIALED: KW)

BONUS AGREEMENT RELATED TO PURCHASE AGREEMENT

DATED SEPTEMBER 14, 2007

WHEREAS, on September 14, 2007, Kenja, Inc. and Kenja II, Inc entered into a Purchase

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Agreement whereby they agreed to sell to Purchaser, VCG Holding Corp (“VCG”) an adult business located in the City of Hialeah, Florida (the “Business”); and

WHEREAS, the Purchase agreement provided that the Purchaser would pay the sum of Six Million Eight Hundred and Seventy Five Thousand ($6,875,000.00) Dollars for the business, pursuant to the terms of the agreement between Buyer and Seller; and

WHEREAS, Gregory Kenwood Gaines (“Seller Shareholder”), has agreed to assist in the operation of the business following the closing in order to attempt to increase sales at the business. Seller Shareholder has agreed to assist in the operation of the Business without remuneration in exchange for this Agreement (“Bonus Agreement”) which may provide Selling Shareholder the ability to receive a bonus from the business (“Bonus Program”) as described herein; and

WHEREAS, this Agreement sets forth the parties full and complete understanding of the Bonus Program.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.                                       That this Agreement shall be governed by all terms and conditions of the Purchase Agreement dated September 14, 2007 and no provision of the Purchase Agreement is being modified, altered or waived by this Agreement. This Agreement is in addition to the terms of the Purchase Agreement.

2.                                       Seller Shareholder agrees to assist VCG in the operation of the Business for up to 6 months following the closing of the sale of the Business to VCG (the “Bonus Period”). During the bonus period, Selling Shareholder shall be given reasonable                                                                                                                                     (INITIALED: KW, MO)

operational control over the Business, subject, however, to VCG’s ultimate control over the Business. At all time, the business shall be operated within the bounds of all applicable laws, rules, and regulations governing the business. The failure of Selling Shareholder to comply with all rules, laws, and regulations governing the business shall be cause for VCG to terminate this Agreement and VCG shall have no obligation to make any payments to Selling Shareholder, whether under the bonus program or for any other matter.

3.                                       That during the Bonus Period, the following the following Bonus Program shall apply:

a.               If the Business averages at least One Hundred Ten Thousand ($110,000.00) Dollars per week in gross revenue for a consecutive 3-month period of time and during this same 3-month period of time has a net profit of at least Three Hundred Seventy Five Thousand ($375,000.00) Dollars, then VCG shall pay Seller Shareholder an additional Five Hundred Thousand ($500,000.00) Dollars;

b.              If the Business averages at least One Hundred Twenty Thousand ($120,000.00) Dollars per week in gross revenue for a consecutive 3-month period of time and during this same 3 month period of time has a net profit of at least Four Hundred Eight Thousand ($408,500.00) Dollars, then VCG shall pay Seller Shareholder an additional Two Hundred Fifty Thousand ($250,000.00) Dollars. This payment shall be in addition to the bonus set forth in paragraph 3(a) above.

c.               For purposes of computing the bonus audit period set forth in paragraphs a & b above, VCG shall accept any consecutive 3-month period contained in the bonus period and will consider the bonus requirement satisfied if the business meets the

(INITIALED: KW, MO)

weekly revenue and net profit requirement as described herein. Seller shall have six months from the date of the closing to demonstrate the revenue requirements set forth in paragraphs a & b above.

d.              If the Business does not meet the revenue requirements described in Bonus Program during the Bonus Period, then no additional consideration shall be due the Seller

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Shareholder and the obligation of VCG to pay a Bonus to Seller Shareholder shall forever be discharged and VCG will have no further obligations under the Bonus Program.

e.               Prior to expiration of the Bonus Period, VCG shall have the right to terminate this Agreement for any reason or for no reason at all, including terminating Selling Shareholders authority to manage the business on behalf of VCG. (“Cancellation Provision”) In the event that VCG elects to terminate this Agreement, then VCG shall pay Selling Shareholder  as follows:

1.                                       If VCG terminates this Agreement during the first 2 months of this Agreement, then VCG shall pay Selling Shareholder the sum of $100,000.00;

2.                                       If VCG terminates this Agreement during the 3rd and 4th month of this Agreement, then VCG shall pay Selling Shareholder the amount due under subparagraphs 3(a & b) above if said funds are due and owing, or the sum of $200,000.00, whichever is greater;

3.                                       If VCG terminates this Agreement during the 5th and 6th month of this Agreement, then VCG shall pay Selling Shareholder the amount due under

(INITIALED: KW, MO)

subparagraphs 3(a & b) above if said funds are due and owing, or the sum of $300,000.00, whichever is greater.

4.                                       During the Bonus Period, VCG may cancel this contract without liability under subparagraph 3(a & b) and 3(e)(1-3) in the event the average gross revenue for any consecutive 4 week period during the months Selling Shareholder is operating the Business following the closing of the sale between Sellers and

VCG is not at least equal to 90% of the gross revenues in the one month period proceeding the date of the execution of this Agreement.

5.                                       In the event that Selling Shareholder elects to terminate this Agreement, then no funds shall be due under the Bonus Program or the Cancellation Provisions. However, if the Selling Shareholder’s termination is as a result of VCG’s failure to allow him to operate the club as he reasonably and customarily operates, then upon termination, VCG shall pay the termination fees due under Section 3(e) above.

6.                                       In the event that both Troy Lowrie and Micheal Ocello are no longer associated with management of the VCG, then Selling Shareholder may terminate this agreement and be paid the amounts which would be due under section 3(e) above.

f.                 In calculating net revenue, the net revenue shall be determined in accordance with VCG’s standard revenue calculations and prepared in accordance with U.S. GAAP.

(INITIALED: KW, MO)

4.                                       That in the event that a dispute arises regarding the Bonus Program, including a dispute regarding whether the gross revenue requirement have been met, then such dispute shall be decided via binding arbitration pursuant to the Rules of Commercial Arbitration of the American Arbitration Association. The Arbitration shall take place in Dade County, Florida, or such other location as the parties mutually agree. Any award rendered on an award may be enforced in a court of competent jurisdiction. The laws and rules of procedure of the State of Florida shall govern any such arbitration.

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SELLER SHAREHOLDER	PURCHASER - VCG HOLDING CORP

/s/ G. Kenwood Gaines	/s/ Micheal L. Ocello
Gregory Kenwood Gaines	By: Micheal Ocello
Dated: 10/29/07	Its: President
Dated: 10/29/07

BILL OF SALE

GRANTOR: Gregory Kenwood Gaines, pursuant to Purchase Agreement between Grantor, as Seller and Seller Equityholder/Shareholder, and Grantee, as Purchaser, and for and in consideration of the sums set forth therein, the receipt and adequacy of which is acknowledged, has sold and grants to:

GRANTEE: VCG HOLDING CORPORATION, a Colorado Corporation and to Grantee’s successors, administrators, and assigns, all right, title, and interest in and to the following:

One Hundred (100%) of the issued and outstanding stock in Kenja II, Inc., a Florida Corporation (the “Property”).

Grantor, for Grantor’s successors and assigns, covenants and agrees to and with Grantee individually and for Grantee’s successors and assigns, to warrant and defend the sale of the Property against all persons.

Grantor further covenants, represents, and warrants the following:

1.                                       Grantor has full right to sell and transfer the Property;

2.                                       The Property is sold and transferred in good faith for actual and adequate consideration;

3.                                       There are no judgments, liens, mortgages, pledges, claims, rights, security interests, encumbrances, or any other adverse interests of any kind or nature against the Property; and

4.                                       Kenja II, Inc. owns all of the property, contracts, leases, and other real, tangable, intangible property, as well as all rights, title, and interest in said property, as described in the Purchase Agreement, the terms of which are incorporated fully herein                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                (INITIALED: KW, MO)

Grantor and Grantee acknowledge that separate from this Bill of Sale is a Covenant Not to Compete.

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Compete.

Grantor has executed this Bill of Sale on October 29, 2007

WITNESSES:		GRANTOR:
Gregory Kenwood Gaines

/s/	Harry Heizer
Witness: H. Heizer		/s/	Gregory Kenwood Gaines

/s/	Allan Rubin
Witness: Allan Rubin

STATE OF FLORIDA          )

BROWARD COUNTY         )

On 10/29, 2007, before me, a notary public, personally appeared Gregory Kenwood Gaines and to me known to be the person who executed the foregoing instrument, and acknowledge that such person executed the same freely, and that the consideration recited within the foregoing instrument was actual and adequate and was given in good faith for the purposes set forth and not for the purpose of security or for defrauding creditors of Grantor or subsequent purchasers.

Subscribed and sworn to before me on		(NOTARY STAMP: NANCY E. HEPBURN, NOTARY PUBLIC, STATE OF FLORIDA, MY COMMISSION EXPIRES JUNE 26, 2011)

/s/	Nancy Hepburn
Notary Public, Broward County
My commission expires
PREPARED BY:

Mr. Harry T. Heizer, Esq.
6300 St. Andrews Road, Suite C
Columbia, South Carolina 29212

(INITIALED: KW, MO)

BILL OF SALE

GRANTOR: Gregory Kenwood Gaines, pursuant to Purchase Agreement between Grantor, as Seller and Seller Equityholder/Shareholder, and Grantee, as Purchaser, and for and in consideration of the sums set forth therein, the receipt and adequacy of which is acknowledged, has sold and grants to:

GRANTEE: VCG HOLDING CORPORATION, a Colorado Corporation and to Grantee’s successors, administrators, and assigns, all right, title, and interest in and to the following:

One Hundred (100%) of the issued and outstanding stock in Kenja Ventures, Inc., a Florida Corporation (the “Property”).

Grantor, for Grantor’s successors and assigns, covenants and agrees to and with Grantee individually and for Grantee’s successors and assigns, to warrant and defend the sale of the Property against all persons.

Grantor further covenants, represents, and warrants the following:

1.                                       Grantor has full right to sell and transfer the Property;

2.                                       The Property is sold and transferred in good faith for actual and adequate consideration;

3.                                       There are no judgments, liens, mortgages, pledges, claims, rights, security interests, encumbrances, or any other adverse interests of any kind or nature against the Property; and

4.                                       Kenja Ventures, Inc. owns all of the property, contracts, leases, and other real, tangable, intangible property, as well as all rights, title, and interest in said property, as described in the Purchase Agreement, the terms of which are incorporated fully herein

(INITIALED: KW, MO)

Grantor and Grantee acknowledge that separate from this Bill of Sale is a Covenant Not to Compete.

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Compete.

Grantor has executed this Bill of Sale on October 29, 2007

WITNESSES:		GRANTOR:
Gregory Kenwood Gaines

/s/	Harry Heizer
Witness: H. Heizer		/s/	Gregory Kenwood Gaines

/s/	Allan Rubin
Witness: Allan Rubin

STATE OF FLORIDA          )

BROWARD COUNTY         )

On 10/29, 2007, before me, a notary public, personally appeared Gregory Kenwood Gaines and to me known to be the person who executed the foregoing instrument, and acknowledge that such person executed the same freely, and that the consideration recited within the foregoing instrument was actual and adequate and was given in good faith for the purposes set forth and not for the purpose of security or for defrauding creditors of Grantor or subsequent purchasers.

Subscribed and sworn to before me on		(NOTARY STAMP: NANCY E. HEPBURN, NOTARY PUBLIC, STATE OF FLORIDA, MY COMMISSION EXPIRES JUNE 26, 2011)

/s/	Nancy Hepburn
Notary Public, Broward County
My commission expires
PREPARED BY:

Mr. Harry T. Heizer, Esq.
6300 St. Andrews Road, Suite C
Columbia, South Carolina 29212

(INITIALED: KW, MO)

Schedule 2.3a

Allocation of Purchase Price

(See Attached)

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Tenant’s Initials	MO

ALLOCATION OF PURCHASE PRICE

Kenja Ventures, Inc. - $100,000.00

Kenja II, Inc. - $6,775,000.00

(INITIALED: KW, MO)

SCHEDULE 2.3(b)

CLOSING ADJUSTMENTS

Seller, Selling Shareholder/Equityholder, and Buyer, VCG Holding Corporation agree:

               to waive all closing adjustments

X to have the parties accountants agree on closing adjustments within 30 days of the date of the closing.

               The parties agree on the following closing adjustments:

Description	Amount	To Seller/Buyer

/s/ KW	/s/ KW	/s/ MO
Seller	Shareholder	Buyer

(INITIALED: KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

EXHIBIT 2.3b

Pre-Paid Items

Seller and Selling Shareholder state: NONE

Seller	Shareholder	Buyer

EXHIBIT 2.8

BALANCE SHEET AND PHYSICAL INVENTORY\

(To be supplied by Seller Equityholders)

See attached pages

(INITIALED: KW)

INVENTORY INSIDE CLUB

LIGHT & SOUND EQUIPMENT

1-             DELL PC

3-             ORBITRON LIGHTS (OVER STAGE)

8-              Martin-MX-4

4-             Martin-CX-10

7-              Chauvet-Q-spot

1-             Martin 2532 Light Controller

Landlord’s Initials	KW

Tenant’s Initials	MO

Model PC9000 Light Switcher

2-             Cerwin Vega 18” Cabinets

1-              EV12-2

8-              EV Full Range

1-  Stanton RM-402 Dj Mixer

1-  Samson 8 Channel Line Mixer

1-  Stanton c501 Dual Cd Player

2-  Samson DUAL EQs

Amp Rack

1-             SAMSON EQ

1-             BBE Maximizer

1-             QSC 2450 Amp

5-             CA6-Crest Amplifiers

1-             CA4-Crest Amplifiers

1-    Behringer Composer

(INITIALED: KW)

INVENTORY INSIDE CLUB

GLASSWARE/ BAR SUPPLIES/ EQUIPMENT

Misc. Glassware

Misc. Champagne Buckets

3- condiment holders

1- 6’ table

1- Buffet Sneeze Guard

1- Beer Tub

Misc. silverware and china

1- Ice machine

2- Dishwasher

FURNISHINGS

41- Round Tables

131- Barrel Chairs

16- Barstools

68-Couch Sections

8- Red Velvet Couch Sections

21- Drink tables (located in Couch room)

5- Champagne Room Tables

4- Flat Screen TV’s located on main floor

5- Small TV’s  in Champagne Rooms

5- PS2’s located in Champagne Rooms

CLEANING & JANITORIAL

1- Hand Truck

4- Round Trash Cans

2- Ladders

1- Step Ladder

20- Approx. bottles of Brass Cleaner

10- Approx. Stainless Polish

19- Approx. Vandal Remover

2- Cans of Gum Freeze

20- Approx. cans of Bathroom Aerosol

12- Approx. cans of throw up absorber

16- Approx. packs of Hand Soap

1- Neutral Floor

1- Citrus Degreaser

1- Bathroom Clean

(INITIALED: KW)

INVENTORY INSIDE CLUB

5 gal. of Dish Degreaser

5 gal. of Dish Rinse

8 gal. of Bleach

54- Approx. rolls of Toilet Paper

15- Approx. rolls of Paper Towels

24- Trash cans

1- Mop Bucket

2- Mops

KITCHEN-

Doubledoor Defiled Upright Freezer Incl. Internal shelves(V)

Doubledoor workstation TRUE Refrigerator w/ inserts(V)

2- Microwaves(V)

Landlord’s Initials	KW

Tenant’s Initials	MO

1- Robot Coupe Food Processor w/attachments(V)

2-Wire stainless racks

9-2’ long hotel pans(V)

4-6’ long hotel pans(V)

3-4’ long hotel pans(V)

3-4 1/2 pans(V)

6-2 ½ pans(V)

2-6 ¼ pans(V)

3-6 1/3 pans(V)

6- 1/6 pans(V)

1- 5 gal. sauce pot w/ handles(V)

1-2.5 gal. sauce pot w/ handles(V)

2-grey bus pans(V)

2-14” Elevated cake/display stands(V)

1-shimwah(V)

1- stainless strainer(V)

1- Elec. Soup Warmer(V)

1-3’x16’ lg. China Cap(V)

6-12” Sauté Pans(V)

1-16” Sauté Pan(V)

5-Tellon Egg Pans(V)

1- Dish Rack(V)

3-Rubber Floor Mats(V)

4-Metal Soup Inserts(2lg.)(V)

1-Lg. heavy wire whip (V)

2-sm. Wire whips(V)

2-lg. sauce pots(V)

1-sm. pot(V)

(INITIALED: KW)

INVENTORY INSIDE CLUB

1-lg. stir fry pans(V)

6-kabob spears(12”)

2-lg. glass salad bowls(V)

6- assorted buffet platters(V)

3- med. Plastic bowls(V)

4- sheet pans(V)

32- 6”ceramic buffet plates(V)

1- 24 cup baking muffin pan(V)

1- lg. metal bowl(V)

1- lg. 3’x2’ white cutting board(V)

2-lg. measuring plastic buckets(white)(V)

48-12”plastic serving baskets(V)

4- serving ladles(2 large)(V)

1-silverware bin(V)

75- Onelda heavy duty forks(V)

25-next day steak knives(V)

1-stainless steel table 36”x40”x15”(V)

1- 5 level beige 6”x 4”home depot shelving(V)

1-Plastic 6’ Buffet Table(V)

1-Plastic 4 tier Storage Rack(V)

1-Oven/Broter/Selamander

1-Vulcan oven w/ 4 burner stove top

1-American flat top range

1-Beverage air sandwich 4’cooler and board

1-4’x3’ stainless table w/ shelf & heating element(APW)

2- green wire support racks 4 tier

1-3’x4’ stainless table

1-Beverage Air dbl door freezer

1-Turbo Air 3 door refrigerator

1-Coffee maker(Bunn)

1-Advantage Dishwasher w/disposal and support stainless steel feed & Catch

1-3 sink stainless compartment sink

1-stainless hand sink

1- 4’ stainless table w/ wheels

1-4’ hanging rack (pots) suspended from ceiling

1- bug light zapper

1- Dbl toaster Avantle Deluxe brand

1- 4’ stainless shelf on wall

(INITIALED: KW)

INVENTORY INSIDE CLUB

OFFICE

Desk

2 Drawer wood file cabnet

Printer/fax brother MFC-3240C

Fellows Paper shreader

2- Fire file cabinets

1-2 drawer file cabinet

1- large safe

1- drop safe

1-HP Printer

1-Sharp fax/printer

1-Base terminal micros pos system

8-satelite micro stations

1-Router

14- Security Cameras

1- Monitor

1- Multiplexor

2- Calculators

Landlord’s Initials	KW

Tenant’s Initials	MO

2- Money Counters

Misc. office supplies

Power surge protectors

Redice

Radio Chargers

(INITIALED: KW)

INVENTORY at WAREHOUSE

4- cases of jello injectors

¾ pallet candle fuel

2- pallets Water

4- Boxes of Champagne buckets

Misc. sound and lighting equipment

Misc. Speaker cabinets

2- Floor bar mats

12- Boxes of Suck and Blows

5- cases of tablescents

Misc. cases of Bullet Shooters

2- Computer monitors

1- Dell pc

Misc. tools and work benches

1-industrial hanger fan

Misc. Lumber

Misc. China espresso cups and coffee pots

1- Washer/Dryer

Misc. paint

2- Beer tubs

9- Barrel Chairs

6- Barstools

2- Trash cans

Misc. Brass pieces for dividers(glass)

1- Urinal and Toilet

20- pieces of front entry marble

25- pieces of brick pavers for outside

Misc. office supplies

1- Commercial Glass Refrigerator

1- Box freezer

Misc. File Cabinets

Air Filters

2- Refrigerators

1-Vacuum

(INITIALED: KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

EXHIBIT 3.1

NON-COMPETITION AGREEMENT

See attached Agreement

EXECUTION COPY

RESTRICTIVE CONVENANT- COVENANT NOT TO COMPETE

This agreement is made on 10/29, 2007 between Gregory Kenwood Gaines, (“selling Equityholder”) and VCG Holding Corp. (“Purchaser”), collectively referred to as the “Parties”.

Recitals

This Agreement is made reference to the following facts, circumstances, and objectives:

A.                                 Gregory Kenwood Gaines has been associated with a certain adult business as shareholder know as Platinum Plus, located in Hialeah, Florida.

B.                                   Gregory Kenwood Gaines as owner of all (or substantially all) of the issued and outstanding shares of the capital common stock of Kenja, II, Inc., a Florida Corporations and Kenja Ventures, Inc., a Florida Corporation, has agreed that Company shall sell to Purchaser all the interest of the business operated under the name of Platinum Plus (the “Business”) at 7565 W. 20th Avenue, Hialeah, Florida, 33014, (the “location”).

C.                                   The Parties have consented that to enable Purchaser to conduct a profitable business, it would be of genuine and material consideration to Purchaser for Selling Equityholder to agree that he shall not directly or indirectly engage in a Competing Business for a Reasonable Period of Time within a Geographic Area determined by the Parties to be the market area of Company, in which such good will may exist.

D.                                  As additional consideration for this Agreement, Purchaser, including its subsidiaries and affiliates have agreed not to compete with Selling Equityholder in certain markets.

E.                                    The Parties have determined that such an Agreement would not be prohibited or void under the law because its only objective is to protect the value of each others business, including those purchased for valuable consideration and good faith and without any intent to establish a monopoly.

Agreement

1.                                                               Definitions.

1.1                                                         Competing Business. Any business, trade, or operation similar to Business.

1.2                                                         Reasonable Period of Time. A period of time commencing on the closing date and terminating three (3) years after the Effective Date.

(INITIALED: MO, KW)

1.3                                                         Determined Geographic Area. A radius of 50 miles from the Location and as set forth below.

1.4                                                         Effective Date. 10/29, 2007

2.                                                               Covenant Not to Compete. Seller Equityholder shall not, directly or indirectly, or through agent compete with the Buyer, for a period of 5 years and a radius of 50 miles from the Location.

In addition, in order to induce Seller to enter into the Purchase and Sale agreement, VCG agrees not to compete with Seller Equityholder for a period of three years in any area within 50 miles of any existing businesses of Seller Equityholder or in any market which Seller Equityholder has a controlling interest, except for Maine. A listing of all such businesses is attached as Addendum A to this Agreement. Seller Equityholder has granted VCG a first right of refusal on the sale of such businesses as consideration for this provision.

3.                                                               Consideration. The Consideration is set forth in a purchase agreement dated this same date and as set forth in this Agreement.

4.                                                               Default. The Parties agree that a breach of the Covenant could cause economic harm to the other which may be difficult to precisely measure in terms of money damages. To protect and enable each party to fully realize the benefit of the business and good will being acquired, each party agrees that in the event of a breach in the Covenant either party may proceed in the circuit court or any other tribunal having equitable jurisdiction over the other party to obtain any appropriate equitable remedies, including, but not limited to, ex parte restraining orders and injunctive orders during litigation and following judgment; in addition to all other remedies provided by law or in equity for the breach of the Covenant.

5.                                                               Notice. All notices and payments given under this Covenant shall be either personally delivered or mailed by first-class mail, postage prepaid, addressed to the Respective parties at all addresses set forth in the notice provision of the Purchase Agreement, or to any other address that each Party may designate in writing in conformance with the terms of this paragraph.

6.                                                               Miscellaneous.

6.1                                                         Entire Agreement. This Agreement sets forth the entire understanding of the Parties.

6.2                                                         Amendment. This Agreement may not be changed except by a written document executed by the Parties. This agreement shall be interpreted in accordance with the law of the state in which enforcement is sought.

(INITIALED: MO, KW)

6.3                                                         Binding Effect. This Agreement shall be binding on and inure to the benefit of the Parties and their respective heirs, successors, administrators, personal representatives, and assigns.

The Parties have executed this Agreement on the dates set forth below. This Agreement is effective as of the Effective Date.

Landlord’s Initials	KW

Tenant’s Initials	MO

PURCHASER

Dated:	10/29/07	By:	/s/ Micheal L. Ocello
VCG HOLDING CORP.
By: President
Its:

GREGORY KENWOOD GAINES

Dated:	10/29/07	By:	/s/ G. Kenwood Gaines

(INITIALED: KW)

EXECUTION COPY

ADDENDUM A

For Seller Equityholder

Greenville, South Carolina   /s/ MO

Columbia, South Carolina   /s/ KW

(INITIALED: KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

EXHIBIT 3.4

PROPOSED LEASE

See attached Lease

(INITIALED: MO, KW)

BUSINESS LEASE

THIS LEASE (“Lease”), dated the 29th day of October, 2007, is by and between Third Properties, LLC, a South Carolina Limited Liability Company (“Landlord”) and Kenja II, Inc., a Florida Corporation (“Tenant”).

1.                                      DEFINITIONS.   nless otherwise indicated, capitalized terms used in this Lease shall have the meanings set forth below:

(a)           “Additional Rent” shall mean all charges payable by Tenant under this Lease other than Minimum Rent.

(b)           “Building” shall mean the building in which the Demised Premises is located.

(c)           “Operating Costs” shall mean all costs incurred to insure, maintain, repair and replace all elements of the Premises. Operating Costs include, but are not limited to, costs and expenses for the following: maintenance, repair and replacement (as necessary) of all structural and mechanical components of the Building including, but not limited to, exterior and interior walls, the roof , foundation and all components of the parking lots, driveways and sidewalks surrounding the Building and located on the Premises; gardening and landscaping; utilities, water and storm sewer charges; maintenance of signs; fire alarm monitoring service; premiums for liability, property damage, fire and other types of insurance on the Premises and worker’s compensation insurance; all property taxes and assessments levied on or attributable to the Premises; all real and personal property taxes levied on or attributable to such property used in connection with the maintenance and operation of the Premises; fees for required licenses and permits; repairing, resurfacing, painting, lighting, cleaning, refuse removal, security, if any, and similar items. Operating Costs shall also include any parking charges, utilities surcharges, or other costs levied, assessed or imposed on the Premises by or at the direction of any governmental authority in connection with the use or occupancy of the Premises or the parking facilities included in the Premises, or pursuant to any covenants, conditions or restrictions to which the Premises are subject.

(d)           “Effective Date” shall mean 10-29, 2007 beginning at 11:00 am.

(e)           “Guarantor:  shall mean VCG Holding Corp. a Colorado corporation, the sole owner of Tenant.

(f)            “Hazardous Material” shall mean any hazardous, radioactive or toxic substance, material or waste, including, but not limited to, those substances, materials and wastes (whether or not mixed, commingled or otherwise combined with other substances, materials or wastes) listed in the United States Department Transportation Hazardous Material Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes which are or become regulated under any applicable local, state or federal law including, without limitation, any material, waste or substance which is (i) a petroleum product, crude oil or any fraction thereof, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251, et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C Section 1317), (v) defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903) or (vi) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601, et seq. (42 U.S.C. Section 9601).

(INITIALED: MO, KW)

(h)           “Demised Premises” or “Premises” shall mean all improvements located on the property depicted on the Site Plan, attached as Exhibit A, for property located at 7565 W. 20th Avenue,

Landlord’s Initials	KW

Tenant’s Initials	MO

Hialeah, Florida, 33014, including any parking, driveways, sidewalks, alleyways or other appurtenances thereto. In addition, the Premises shall also include property described on Exhibit A-1, which is presently being used as a parking lot. Said Demised Premises shall include the roof, exterior walls and structural members thereof, together with utility lines, ducting, pipes, and the like to serve adjoining Premises other than those specifically herein Demised.

(i)            “Lease Term” shall mean a period of 25 years and 0 months beginning on the Rent Commencement Date, plus any extended term granted by Landlord and timely and properly elected by Tenant pursuant to subparagraph 3(b) below.

(j)            “Lease Year” shall mean a period of twelve consecutive months during the Lease Term which begins on the first day of the first calendar month after the Rent Commencement Date or any anniversary thereof.

(k)           “Minimum Rent” shall mean the base rental for the Demised Premises set forth in subparagraph 5(a) below.

(l)            “Permitted Use” shall mean operation of a restaurant/bar with Nude Activities and no other uses.

(m)          “Property” shall mean that certain real property owned by Landlord upon which the Premises are is located.

(n)           “Real Property Taxes” shall mean (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the land and buildings comprising the Premises, (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency, (iii) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a transfer of all or part of Landlord’s interest in the Property. In the event that it shall not be lawful for Tenant and Landlord to apportion such future taxes, if any, then in that event, the minimum rent payable to Landlord under this Lease shall be revised to net Landlord the same rental after imposition of any such future tax upon Landlord as would have been payable to Landlord prior to the impositions of any such tax. “Real Property Tax” does not, however, include Landlord’s federal or state income, franchise, inheritance or estate taxes.

(o)           “Rent” shall mean Minimum Rent and any Additional Rent.

(p)           “Rent Commencement Date” shall mean that date that Tenant’s obligation to pay rent, which shall commence upon the date the Tenant obtains possession under this Lease. For the period between the date Tenant obtains possession of the premise pursuant to this Lease and 11-1-07, 2007, the rent will be pro-rated and payable with the first rental payment which shall be due on 11-1-07, 2007.

(q)           “Site Plan” shall mean the site plan for the Property attached hereto as Exhibit A.

(INITIALED: MO, KW)

2.                                      LEASE OF DEMISEDD PREMISES.   Landlord hereby leases the Demised Premises to Tenant, and Tenant hereby leases the Demised Premises from Landlord, subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by Tenant to be kept and performed.

3.                                      LEASE TERM/OPTION TO RENEW.

(a)           The Lease Term shall begin at twelve o’clock noon on the Rent Commencement Date and shall end at twelve o’clock noon on the last day of the Twenty Fifth Lease Year. Promptly after the Rent Commencement Date, Landlord and Tenant shall execute a Certificate of Commencement setting forth the Rent Commencement Date and the expiration date of the Lease Term.

(b)           Upon the condition that Tenant (a) is not in default at the time of the exercise of any option contained in this subparagraph, and (b) has, during the Lease Term and Option Periods, fulfilled all of Tenant’s obligations completely and in a timely manner, Landlord hereby grants to Tenant two (2) separate Options to Renew the Lease Term for two (2) separate additional five (5) year periods upon the same and terms and conditions as set forth in this Lease (each an “Option”), except that the Rent payable during each Option Period will be as described in Section 4 below. Unless Tenant provides the Landlord with written notice of its intention not to renew the Lease at least Six (6) months prior to the end of either the Lease Term or any Extended Term of this Lease, the lease shall automatically be extended for the Renewal Term.

4.                                      MINIMUM RENT.

During the term hereof, Tenant agrees to pay the Landlord at the address as shown herein, or at such other place as the Landlord may from time to time designate in writing, “Minimum Rent” for the Demised Premises. Said rent shall be payable in advance on the first of each month, without deduction or set-off, except as provided in a Seller Indemnification Agreement executed by Landlords affiliate and the Guarantor, without notice or demand, as follows: OHE HUNDRED TWENTY THOUSAND ($120,000.00) DOLLARS PER ANNUM, payable in equal monthly installment of TEN THOUSAND AND OO/100 ($10,000.00) DOLLARS and ZERO CENTS for the first year of the lease. In each subsequent year, the lease shall increase Three (3%) Percent per annum, with the rent for each subsequent lease year payable in equal monthly installments. In the event the Rent Commencement Date is other than the first day of a month, Tenant will pay Rent for said partial month on a pro-rata basis; provided, however, the end of the Term shall be on the last day of the one hundred twentieth (120th) month of the Term of this Lease.

5.                                      SECURITY DEPOSIT.   Concurrently with execution of this Lease, Tenant shall deposit with Landlord the sum of $10,000.00, which shall be held by Landlord as security for the faithful performance by Tenant of all terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may from time to time (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default without any prejudice to any other remedy provided herein,

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

or provided by law. If any portion of such deposit is so used or applied Tenant shall, within five (5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant’s failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within three (3) months following expiration of the Lease Term. In the event of termination of Landlord’s interest in this Lease, Landlord shall transfer the security deposit to Landlord’s successor in interest and Landlord will have no further liability to Tenant with respect thereto.

6.                                      OPERATING COSTS.

(a)           This Lease is totally net to the Landlord. Tenant shall maintain the Premises in first-class condition at Tenant’s sole cost and expense. Landlord may inspect the Premises and, if Landlord reasonably determines that Tenant is not maintaining the Premises in a first-class condition, Landlord may provide Tenant with written notice of any such maintenance concern, and Tenant shall promptly make such repairs. If Tenant fails to complete such repairs within thirty (30) days of receipt of such notice, Landlord may undertake such repairs and Tenant shall be obligated to reimburse Landlord for its costs within ten (10) days of receipt of an invoice therefore.

(b)           Tenant shall pay all Operating Costs during the Lease Term and shall not permit the placement of any lien upon the Premises by any materialmen, laborer or other provider of goods and services to the Premises.

7.                                      TAXES. Landlord shall pay all Real Property Taxes on the land, buildings and other improvements constituting the Property and the Premises (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed in the Demised Premises by or for the benefit of Tenant) attributable to the Lease Term. Tenant shall re-pay Landlord with 10 business days of receipt of a tax bill from Landlord.

(b)           Tenant shall pay before delinquency all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant which become payable during the Lease Term. In the event any or all of Tenant’s leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the Property, Tenant shall pay to Landlord its equitable share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes determined by Landlord to be applicable to Tenant’s property.

8.                                      USE OF DEMISED PREMISES/MAINTENANCE OF LIQUOR LICENSES.

(a)           Tenant shall use the Demised Premises for the Permitted Use only, and not for any other purpose, without the prior written consent of Landlord, which may not be unreasonably withheld.

(b)           Tenant shall not do or permit anything to be done in or about the Demised Premises nor bring or keep anything therein which is not within the Permitted Use of the Demised Premises or which will in any way increase the existing rate of or affect any fire or

(INITIALED: MO, KW)

other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any of its contents. Tenant shall not use or allow the Demised Premises to be used for any improper, immoral, unlawful or objectionable purpose, however, the use of the property in its present format shall not be deemed to be an improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Demised Premises inconsistent with the use of the Premises for its Permitted Use. Tenant shall not commit any waste or permit any nuisance upon the Demised Premises or overload the floors thereof. All work performed at the premises shall comply with the building code requirements and Tenant shall acquire all permits required by any governmental agency necessary to perform the work on the Premise. The Landlord shall reasonably cooperate with the tenant in obtaining any required approvals/permits.

(c)           Tenant shall not cause or permit any Hazardous Material (as herein after defined) to be brought upon, transported through, stored, kept, used, discharged or disposed in or about the Property by Tenant, its agents, employees or contractors. Any such Hazardous Material brought upon, transported, used, kept or stored in or about the Property which is necessary for Tenant to operate its business for the Permitted Use will be brought upon transported, used, kept and sorted in only such quantities as are necessary for the usual and customary operation of Tenant’s business and in a manner that complies with (i) all laws, rules, regulations, ordinances, codes or any other governmental restrictions or requirements of all federal, state and local government authorities having jurisdiction thereof regulating such Hazardous Material, (ii) any permits issued for any such Hazardous Material (copies of which must be delivered to Landlord before any Hazardous Material is brought in, on or about the Property), and (iii) all products and manufacturers’ instructions and recommendations, to the extent they are stricter than laws, rules, regulations, ordinances, codes or permits. If Tenant, its agents, employees or contractors, in any way breach the obligations stated in this paragraph, or if the presence of Hazardous Materials on the Property caused or permitted by Tenant results in release or threatened release of such Hazardous Material, on from or under the Property, or if the presence on, from or under the Property of Hazardous Materials otherwise arises out of the operation of Tenant’s business, then without limitation of any other rights or remedies available to Landlord hereunder or at law or in equity, Tenant shall indemnify, defend, protect and hold harmless Landlord (and Landlord’s directors, shareholders, officers, employees, partners, agents, mortgagees or successors to Landlord’s interest in the Demised Premises) (collectively, herein “Indemnity”) from any and all claims, sums paid in settlement of claims, judgments, damages, clean-up costs, penalties, fines, liabilities, losses or expenses (including without limitation attorney, consultant and expert fees and any fees incurred by Landlord to enforce the Indemnity) which arise during or after the Term as a result of Tenant’s breach of such obligations or such release or such contamination of the Property, including, without limitation, diminution in value of the Property, damages for the loss of, or the restriction on the use of, rentable or usable space or any amenity of the Property, damages arising from any adverse impact on the sale or lease of the Property, and damage and diminution in value to the Property or other properties, whether owned by Landlord or by third parties. The Indemnity includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or groundwater on, under or originating from the Property. Without limiting the foregoing, if the presence of any Hazardous Material on the Property caused or permitted by Tenant results in any contamination, release or threatened release of Hazardous Material on, from or under the Property or other properties, Tenant shall promptly take all actions at its sole cost and expense which are necessary                                                     (INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

to return the Property and any other affected property to the condition existing prior to the introduction of such Hazardous Material; provided that Landlord’s approval of such actions shall first be obtained (which approval shall not be unreasonably withheld) and so long as such actions do not have or would not potentially have any material adverse effect on Landlord, on the Property or on other property. The Indemnity contained in this section shall survive the expiration or earlier termination of this Lease and shall survive any transfer of Landlord’s interest in the Property.

(d)           In conjunction with the operation of the Premises for its Permitted Use, Tenant has obtained and shall maintain a liquor license and all necessary permits from the State of Florida and the City of Hialeah. (“Liquor Licenses”). At all times during the terms of this Lease, Tenant shall maintain the Liquor Licenses in full force and effect. Tenant shall be solely responsible for and Tenant shall pay any and all fees, assessments, charges, levies or other monetary obligations imposed in connection with the Liquor Licenses to assure that it is maintained in good standing throughout the term of this Lease. In the event Tenant receives any notice of violation, citation, written or oral warning, or any complaint, objection, or challenge to the Liquor Licenses, Tenant shall notify Landlord in writing of such information within three (3) days of receipt of such written or oral notice and, if such notice was written, Tenant shall include in said notice a copy of any notice, citation, correspondence or other written information provided to Tenant. Tenant shall utilize its best efforts to maintain the Liquor Licenses in good standing and in full compliance with the rules, regulations, ordinances and statutes of the City of Hialeah and the State of Florida and shall take no action, which may place the Liquor Licenses in jeopardy in any way. Tenant agrees that it shall utilize the benefits of the Liquor Licenses only in connection with the operation of the Demised Premises for a restaurant/Bar and Nude Activities and shall file no application to (i) amend the status of the Liquor Licenses, (ii) amend the composition of the Tenant, (iii) transfer the Liquor Licenses or (iv) amend the location of the Premises served by the Liquor Licenses without the advance written approval of the Landlord which may not be unreasonably withheld.

(e)           The Demised Premises may be operated under the name “ Platinum Plus” for a period of 6 months following execution of this lease and Landlord hereby consents to Tenant’s use of such name and warrant it has lawful authority to license the use of the name. The Tenant thereafter shall change the name to a name of its choosing. The Landlord will be notified of the name change, but shall not be required to approve the name change.

9.                                      COMPLIANCE WITH LAW.   Tenant shall not use the Demised Premises or permit anything to be done in or about the Demised Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated including, without limitation, the Americans With Disabilities Act. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Demised Premises, excluding structural changes not related to or affected by Tenant’s improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

(INITIALED: MO, KW)

10.                               ALTERATIONS AND ADDITIONS.   Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Demised Premises or any part thereof without first obtaining the written consent of Landlord, whose consent shall not be unreasonably withheld, and any alterations, additions or improvements to or of the Demised Premises, including, but not limited to, wall covering, paneling and built in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to Landlord and shall be surrendered with the Demised Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Demised Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense and shall be completed in a good and workmanlike manner, free of any liens. All work performed at the premises shall comply with the building code requirements and Tenant shall acquire all permits required by any governmental agency necessary to perform the work on the Premise. The Landlord shall reasonably cooperate with the tenant in obtaining any required approvals/permits. Upon the expiration or sooner termination of the Term, Tenant shall, upon written demand by Landlord, at Tenant’s sole cost and expense, forthwith and with all due diligence, remove any alterations, additions or improvements made by Tenant which are designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Demised Premises caused by such removal.

11.                               MAINTENANCE AND REPAIR.

(a)           By its entry into the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises as being in good order, condition and repair. Tenant shall, at Tenant’s sole cost and expense, keep the Demised Premises and every part thereof in good condition and repair, including without limitation, the maintenance, replacement and repair of any storefront, doors, window casements, glazing, plumbing, pipes, electrical wiring and conduits, and the heating and air conditioning (“HVAC”) system. Tenant shall obtain a service contract for repairs and maintenance of the HVAC system and shall provide to Landlord a copy of the service contract along with written details of any and all scheduled and other repairs and maintenance performed on the HVAC system within ten (10) days of the date of such performance. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Demised Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted. Any damage caused by Tenant’s use of the Demised Premises shall be repaired at the sole cost and expense of Tenant.

(b)           Tenant shall repair and maintain the structural portions of the Building, including the exterior walls and roof. Landlord shall not be liable for Tenant’s failure to make such repairs or to perform any maintenance. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Demised Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives any right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

(c)           If Tenant refuses or neglects to repair or maintain the Premises, as required herein, to the reasonable satisfaction of Landlord, Landlord shall provide Tenant with written notice of any such refusal or neglect and Tenant shall repair any item mentioned in said notice within thirty (30) days thereafter. If Tenant has not made such repairs within the 30-day period, Landlord may make such repairs without liability to the Tenant for any loss or damage it may

(INITIALED: MO, KW)

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accrue to Tenant’s merchandise, fixtures or other property or to Tenant’s business by reason thereof and, upon completion thereof, Tenant shall pay Landlord’s costs for making such repairs upon presentation of a bill thereof. In the event Tenant does not pay such bill within ten (10) days of its receipt, such failure shall be an event of default hereunder, Landlord shall be entitled to utilize all of its remedies herein and such amount shall bear interest at the rate of eighteen percent (18%) per annum.

12.                               LIENS.   Tenant shall keep the Property free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord’s sole option, that Tenant provide to Landlord, at Tenant’s sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1½) times the estimated cost of any improvements, additions or alterations in the Demised Premises which Tenant desires to make, to insure Landlord against any liability for mechanics and materialmen’s liens and to insure completion of the work. Landlord shall have the right to post notices on the Demised Premises, that the Demised Premises are not subject to liens of those providing labor and/or materials to the Demised Premises at the request of the Tenant pursuant to Florida Statutes. Tenant shall provide Landlord with ten (10) days prior written notice prior to commencing any improvements at the Property, to allow Landlord adequate time to post said notices.

13.                               ASSIGNMENT AND SUBLETTING.

(a)           Tenant shall not (voluntarily, by operation of law or otherwise) assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Demised Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Demised Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent may not be unreasonably withheld, except that a transfer to a wholly owned subsidiary of VCG shall not require advance approval. The transfer of more than five percent (25%) of the shareholder interest of Tenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or such sublease requiring the Landlord’s consent in each instance. Any assignment or subletting without such consent shall be void, and shall, at the option of Landlord, constitute a default under the terms of this Lease. Acceptance of Rent by Landlord from anyone other than Tenant shall not be construed as a consent or waiver by Landlord, nor as a release of Tenant, but the same shall be taken to be a payment on account of Tenant. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person.

(b)           Tenant shall provide Landlord with a copy of any proposed sublease or assignment that contains the name and address of the proposed subtenant or assignee, a copy of any purchase and sale agreement for the assets of Tenant, the anticipated effective date of the proposed sublease or assignment, the duration of the term of any proposed sublease, and the amount of space any proposed subtenant will occupy. In addition, Tenant shall provide detailed information regarding the proposed subtenant’s or assignee’s financial condition and credit history, relevant business history and experience, together with any other pertinent information which Landlord reasonably requires. Landlord may require an opportunity to meet and interview the proposed subtenant or assignee as well. For purposes of Landlord’s consent to a proposed sublease or assignment, it shall be considered reasonable for Landlord to consider (i) the relative

(INITIALED: MO, KW)

financial strength, business reputation and operational/management experience of Tenant and the proposed subtenant or assignee, (ii) any history that the proposed subtenant or anyone has with the liquor licensing agencies of the City of Hialeah, County of Miami-Dade and the State of Florida, and (iii) whether the use of the Demised Premises after such sublease or assignment would create any nuisance or violate any federal, state or local laws or any lease or agreement affecting the premises or involving Hazardous Materials.

Tenant shall deliver all documents pertaining to any such assignment or subletting to Landlord upon Landlord’s demand. Such profit shall not include any lump-sum payment made to Tenant from its assignee or subtenant in consideration of the transfer of Tenant’s business, trade name, inventory, or goodwill: but any amount attributed to lease assignment or sale on any document concerning the transaction (including the assignee’s tax return) by assignee shall be conclusively established as not attributable to Tenant’s business, trade name, inventory or goodwill, and therefore, shall be included in Tenant’s profits as described herein.

(c)           If Landlord consents to a proposed assignment or sublease, the form of such assignment or sublease shall be satisfactory to Landlord and shall (i) incorporate this Lease in its entirety and be subject to its terms, (ii) provide that Tenant shall remain liable under this Lease, (iii) provide that subtenant will comply with all terms and conditions of this Lease, (iv) provide for assumption by an assignee of all the terms, covenants and conditions which this Lease requires Tenant to perform, and (v) include a requirement that any subtenant attorn to the Landlord. Landlord’s consent will not be effective unless and until Tenant delivers to Landlord an original, duly executed assignment or sublease, as the case may be, in a form satisfactory to Landlord, as set forth herein. Tenant shall pay Landlord’s reasonable fees, not to exceed five thousand dollars ($5,000.00), incurred for review of such assignment or sublease and all other materials submitted by Tenant in connection with the request for Landlord’s consent, whether or not such assignment or sublease is approved.

(d)           Any transfer for which consent is required of any party having a mortgage, deed, or trust or other encumbrance or of any lessor under any ground or underlying lease of all or any part of the Property shall not be effective until such consent is given.

(e) Notwithstanding anything else in this article contained, as a condition to Landlord’s written approval of any assignment or sublease by Tenant, Landlord may require that it shall be entitled to the receipt of fifty percent (50%) of any profit derived by Tenant as a result of such assignment or sublease. Such profit is defined as any amounts received by Tenant from its assignee or subtenant in excess of the Rent required to be paid by Tenant hereunder. Tenant shall deliver all documents pertaining to any such assignment or subletting to Landlord upon Landlord’s demand. Such profit shall not include any lump-sum payment made to Tenant from its assignee or subtenant in consideration of the transfer of Tenant’s business, trade name, inventory, or goodwill: but any amount attributed to lease assignment or sale on any document concerning the transaction (including the assignee’s tax return) by assignee shall be conclusively established as not attributable to Tenant’s business, trade name, inventory or goodwill, and therefore, shall be included in Tenant’s profits as described herein. In no event shall the payment received by Landlord pursuant to this subparagraph (b) be less than $100,000.00.                                                                                                                                                                                                                                                                                                                     (INITIALED: MO, KW)

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14.          HOLD HARMLESS.

(a)           Tenant shall indemnify and hold Landlord harmless against and from any and all claims arising from Tenant’s use of the Demised Premises or from the conduct of its business or from any activity, work or other things done, permitted or suffered by Tenant in or about the Demised Premises, and shall further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all costs, attorney’s fees and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Landlord by reason of such claim, for events which arise subsequent to the date of this Agreement, pursuant to the terms of an indemnification agreement contained in a Purchase Agreement, previously executed by the parties. Tenant upon written notice from Landlord shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Demised Premises, from any cause other then the gross negligence of Landlord, its agents, servants or employees, and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt written notice to Landlord in case of casualty or accidents in the Demised Premises.

(b)           Tenant, as a material part of the consideration to Landlord for this Lease, hereby waives and releases all claims against Landlord, its employees and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease. Tenant covenants and agrees that Landlord and its employees will not at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, injury, death or damage (including consequential damages) to persons, property or Tenant’s business occasioned by any cause, either ordinary or extraordinary.

(c)           Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light, air, or for any latent defect in the Demised Premises.

15.          WAIVER OF SUBROGATION. Tenant hereby waives any and all rights of recovery against Landlord, or against the officers, shareholders, employees, agents or representatives of Landlord or such other tenants, for loss of or damage to property, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Tenant shall give notice to its insurance carriers of this mutual waiver of subrogation.

16.          INSURANCE.

Commencing on the Rent Commencement Date and continuing throughout the Lease Term, Tenant shall carry and maintain the following insurance (“Landlord Insurance”):  (a) an “all-risk” form of insurance policy, with an endorsement insuring against loss of Minimum Rent (including Extended Period of Recovery, if applicable) insuring the buildings and

(INITIALED: MO, KW)

improvements of the Property (and leasehold improvements) for 100% of their replacement value;  and (b) fire and extended coverage insurance insuring all additions and alterations made by the Tenant to the Demised Premises and all of its fixtures, inventory, furniture and equipment for the full replacement value thereof with the broadest possible coverage (“all risk” form) on a minimum of 80% co-insurance form insuring against all risks of direct physical loss and excluding only such unusual perils as nuclear attack, earth movement, flood, and war. The tenant shall be billed by Landlord for the cost of this insurance and shall repay the landlord for these billed costs within 10 business days of receipt of a bill for such insurance. Landlord’s Insurance shall be issued by an insurance company of recognized standing, authorized to do business in the State of Florida and having a Best’s Insurance Guide rating of at least A:XV and satisfactory to Tenant.

The tenant, at tenants expense shall carry and maintain the following insurance (“Tenant Insurance”):  (a) an “all-risk” form of insurance policy, with an endorsement insuring against loss of Minimum Rent (including Extended Period of Recovery, if applicable) insuring public liability, bodily injury and damage comprehensive insurance coverage insuring against claims of any and all personal injury, death or damage occurring in or about the Demised Premises or the sidewalks adjacent thereto, with a combined single limit coverage in the amount presently maintained by the Landlord (subject only to a commercially reasonable deductible), on an “occurrence” form and including contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in paragraph 15 above; (b) worker’s compensation insurance insuring against and satisfying the worker’s compensation laws of the State of Florida; and (c) “dram shop” or liquor liability insurance. Landlord may reasonably require increases in the above-described coverage from time to time, for which Tenant shall obtain the same and pay the costs thereof. Tenant’s Insurance shall be issued by an insurance company of recognized standing, authorized to do business in the State of Florida and having a Best’s Insurance Guide rating of at least A:XV and satisfactory to Landlord. Tenant’s Insurance (other than any policy of worker’s compensation insurance) will name Landlord and such other persons or firms as Landlord specifies from time to time as additional insured. Original or copies of original policies (together with copies of the endorsements naming Landlord, and any others specified by Landlord as additional insured) and evidence of the payment of all premiums of such policies will be delivered to Landlord prior to the Rent Commencement Date, on each anniversary thereof, and at any date the prior policy expires. All public liability and property and damage liabilities maintained by Tenant will contain a provision that Landlord and any other additional insured will be entitled to recover under such policies for any loss sustained by them, their agents and employees as a result of the acts or omissions of the Tenant. Tenant’s Insurance will provide that it may not be terminated or amended except after thirty (30) days prior written notice to Landlord. All public liability property damage, liability and casualty policies maintained by Tenant shall be written as primary policies, not contributing with and not supplemental to coverage that Landlord may carry. All policies shall name the Landlord, Gregory Kenwood Gaines,  Ralph Lunati, and KWE Group as additional insured’s on the policy who are entitled to notice in the event of cancellation of a policy. To the extent that it commercially practicable to obtain, Tenant shall obtain assault and battery coverage for the business.

17.          UTILITIES.

(a)           Tenant shall pay for all water, gas, heat, light, power, sewer charges, telephone service and all other services and utilities supplied to the Demised Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall

(INITIALED: MO, KW)

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pay an equitable share thereof, to be determined by Landlord, of all charges jointly metered with other Premises.

(b)           Landlord has advised Tenant that presently                                          (“Electric Service Provider”) is the utility company selected by Landlord to provide electricity for the Property. Notwithstanding the foregoing, if permitted by Law, Landlord shall have the right at any time and from time to time during the Lease Term to either contract for service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an “Alternative Service Supplier”) or continue to contract for service from the Electric Service Provider. Tenant shall cooperate with Landlord, the Electric Service Provider and any Alternative Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider and any Alternate Service Provider reasonable access to the electric lines, feeders, risers, wiring, and any other machinery within the Demised Premises which may serve the Property.

(c)           Landlord does not warrant or guarantee the continued availability of any or all of the utility services necessary or desirable for the use of the Demised Premises by Tenant. In no event shall the interruption, diminution or cessation of such services be construed as an actual or constructive eviction of Tenant, nor shall Tenant be entitled to any abatement of its Rent obligations under this Lease or on account thereof. Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, interruption, disruption or defect in the supply or character of the utilities furnished to the Demised Premises, and no such change, failure, diminution, cessation, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease.

(d)           Landlord reserves the right to suspend any and all utilities service to the Demised Premises when, in Landlord’s reasonable discretion, such suspension is necessitated by reason of accident, repairs, inspections, alterations or improvements, until any of the same have been completed. In such event, Landlord shall not be deemed guilty of a breach of this Lease, nor shall Tenant be entitled to any abatement of its Rent obligations under this Lease on account thereof. If feasible, Landlord shall give Tenant prior notice of any interruption of utility services.

18.          PERSONAL PROPERTY.

Any property of Tenant remaining in the Demised Premises at any time when Landlord recovers possession of the Demised Premises shall be deemed abandoned, and Landlord shall have no responsibility or liability whatsoever for any of the same. Notwithstanding the foregoing, Landlord may store any such property in any public or private warehouse, and Tenant shall pay to Landlord promptly upon demand all costs incurred in connection with such property, including the costs of moving and storage, court costs, and attorney fees. Landlord at its option may, without notice, sell any such personal property at any public or private sale, with or without legal process, for such prices as Landlord may obtain, and Landlord shall apply the proceeds of such sales first to the costs incurred in connection with such property, and then to any amounts due under this Lease from Tenant to Landlord, and the surplus, if any, to Tenant.

(INITIALED: MO, KW)

19.          FAILURE TO SURRENDER POSSESSION.

(a)           The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Demised Premises will be substantial, will exceed the amount of the monthly installments of the Rent payable hereunder, and will be impossible to measure accurately.

(b)           Tenant therefore agrees that if possession of the Demised Premises is not surrendered to Landlord upon the expiration or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall pay to Landlord, as liquidated damages, for each month and for each portion of any month during which Tenant holds over in the Demised Premises after the expiration or sooner termination of this Lease, a sum equal to one and one-half (1½) times the aggregate of that portion of the monthly Rent that was payable under this Lease during the last month of the term hereof. The provisions of this subparagraph shall survive the expiration or sooner termination of this Lease.

(c)           No provision of this paragraph 19 or any other provision of this Lease shall be deemed to permit Tenant to retain possession of the Demised Premises after the expiration or sooner termination of the Lease Term, or to have extended or renewed the Lease Term beyond its expiration or termination, except by timely and proper exercise by Tenant of the Option as provided in subparagraph 3(b) above (if applicable). Acceptance of any payment of Rent during any holdover period by Landlord shall not be deemed acceptance of Tenant’s occupancy.

(d)           At the termination of this Lease, either upon the expiration of its term or upon default, Lessee will execute any and all documents necessary to convey to Landlord and/or its assignee, the Liquor License applicable to the Demised Premises, subject to approval of the appropriate governmental authorities.

20.          ENTRY BY LANDLORD. Landlord shall at any and all times have the right to enter the Demised Premises to inspect the same, to show the Demised Premises to prospective purchasers or tenants and to post notices of non-responsibility. Landlord shall also have the right to conduct such maintenance and repair of or to the Demised Premises (or the Building) as Landlord may deem necessary, without abatement of Rent, and for that purpose may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Demised Premises shall not be unreasonably blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall use its reasonable efforts to provide advance notice of any such entry to Tenant and shall attempt to minimize interference with Tenant’s business. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant’s business, loss of occupancy or quiet enjoyment of the Demised Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Demised Premises, excluding Tenant’s vaults, safes and files. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Demised Premises without liability to Tenant except for any failure to exercise due care for Tenant’s property. Any entry to the Demised Premises obtained by Landlord by any of such means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Demised Premises, or an eviction of Tenant from the Demised Premises or any portion thereof.

(INITIALED: MO, KW)

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21.          TENANT’S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

(a)           the vacating or abandonment of the Demised Premises by Tenant;

(b)           failure by Tenant to pay any Rent when required hereunder;

(c)           failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, except the payment of Rent, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant (provided, however, that If the nature of Tenant’s default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion, but in no event beyond an additional thirty (30) days);

(d)           the making by Tenant or Guarantor of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant or Guarantor of a petition to have Tenant or Guarantor adjudged a bankrupt, or a petition or a reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or Guarantor, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Demised Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Demised Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days; or

(e)           the liquor license being in imminent danger of being revoked or the revocation of any of the Liquor Licenses/ Permits by the State of Florida or the City of Hialeah for any reason whatsoever.

(f)            In the event that of a Tenant Default, Notice shall be given in accordance with the provisions of Paragraph 29(p), except that a notice of a default must be served via certified mail.

(g)           Notwithstanding the cure period allowed by subparagraph (c) above, it shall be an immediate default under this Lease if Tenant fails to surrender the Demised Premises to Landlord upon the expiration or sooner termination of the Lease, or if any failure of Tenant to comply with any provision of this Lease jeopardizes any insurance coverage or causes or results in a dangerous condition on the Demised Premises or the remainder of the Property, and such failure to comply is not cured as soon as reasonably possible after notice thereof by Landlord to Tenant. In no event shall financial inability be considered a reasonable ground for failure of Tenant to cure any breach of, or failure to comply with, the provisions of this Lease.

22.          LANDLORD’S REMEDIES. In the event of any such default or breach by Tenant, Landlord may take any of the following actions at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach under the laws or judicial decisions of the State of Florida.

(INITIALED: MO, KW)

(a)           Landlord may terminate Tenant’s right to possession of the Demised Premises by any lawful means, in which case this Lease shall terminate, Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default including, but not limited to, the cost of recovering possession of the Demised Premises; expenses of relating, including necessary renovation and alteration of the Demised Premises; reasonable attorney fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided.

(b)           Landlord may reenter and take possession of the Demised Premises or any part thereof, without demand or notice, and repossess the same and expel Tenant and any party claiming by, under or through Tenant, and remove the effects of both using such force for such purposes as may be necessary, without being liable for prosecution on account thereof of being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Demised Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or relating, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice. After recovering possession of the Demised Premises, Landlord may, from time to time, but shall not be obligated to, relet the Demised Premises, or any part thereof, for the account of Tenant, for such term or terms and on such conditions and upon such other terms as Landlord, in its discretion, may determine. Landlord may make such repairs, alterations or improvements as Landlord may consider reasonably appropriate to accomplish such relating, and Tenant shall reimburse Landlord upon demand for all reasonable costs and expenses (including without limitation leasing commissions and attorney fees) which Landlord may incur in connection with such relating. Landlord may collect and receive the rents for such releting but Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon such relating. Notwithstanding Landlord’s recovery of possession of the Demised Premises, Tenant shall continue to pay on the dates herein specified, the Minimum Rent and all Additional Rent which would be payable hereunder if such repossession had not occurred, less a credit for the net amounts, if any, actually received by Landlord through any relating of the Demised Premises.

(c)           Landlord may maintain Tenant’s right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Demised Premises. In such event Landlord shall be entitled to enforce all of Landlord’s rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

(d)           In any event, Landlord shall be entitled to recover interest on any unpaid Rent or any amounts owing pursuant to this Lease not paid when due at the rate of eighteen percent (18%) per annum from the date due until paid in full.

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

23.          DEFAULT BY LANDLORD. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Demised Premises whose name and address shall theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligations is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord’s default, and Tenant’s remedies shall be limited to actual (not consequential or punitive) damages and/or an injunction.

24.          RECONSTRUCTION.

(a)           Subject to the provisions of subparagraphs (b) and (c) below, in the event the Demised Premises or any other portion of the Building is damaged by fire or other perils covered by extended coverage insurance, and such damage does not require structural demolition and reconstruction of all or part of the Building, Landlord agrees to forthwith repair such damage utilizing the proceeds of insurance and this Lease shall remain in full force and effect, except that Tenant shall be entitled to an equitable reduction of Minimum Rent from the date of damage until completion of such repairs, based on the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by Tenant in the Demised Premises.

(b)           In the event that any casualty requires structural demolition and reconstruction of all or part of the Building (whether or not such reconstruction involves any portion of the Demised Premises), Landlord may, at its election, give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of a date specified in such notice not more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease and all interest of Tenant in the Demised Premises shall terminate on the date so specified in such notice, and the Minimum Rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by Tenant in the Demised Premises, shall be paid up to date of such termination. In the alternative, Landlord may, by written notice to Tenant within such 60-day period, elect to repair or restore such damage, in which case the Minimum Rent shall be proportionately reduced as provided in subparagraph (a) above and this Lease shall continue in full force and effect; PROVIDED, HOWEVER, that Landlord shall have the right to alter the size and configuration of the Building in the course of such reconstruction, so long as the Building as reconstructed is an integrated architectural unit and the dimensions of the Demised Premises are substantially the same as prior to such casualty.

(c)           Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair any injury or damage by other cause to any leasehold improvements, fixtures or other personal property of Tenant, or to repair, reconstruct or restore the Demised Premises or any other part of the Building when the damage resulting from any casualty occurs during the last twenty-four months of the term of this Lease or any extension thereof.

(INITIALED: MO, KW)

25.          EMINENT DOMAIN. If more than twenty-five percent (25%) of the Building  shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at it’s option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice. If less than twenty-five percent (25%) of the Building is taken (or if more than 25% is taken but neither party elects to terminate as herein provided), the Minimum Rent thereafter to be paid shall be equitably reduced. If any part of the Property other than the Building shall be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given for the value of the property and Tenant shall be entitled to any award for the value of any unexpired term of this Lease and for its relocation expenses, or any award for any business loss of any kind whatsoever relating to the operation of the Tenant’s business.

26.          SIGNS. Tenant may affix and maintain only such signs, advertising placards, names, insignia, trademarks and descriptive material to the premises without the consent of the Landlord. However, all signs must comply with all state and local building codes and Tenant shall acquire all permits required by any governmental agency necessary relating to signage on the Premise. The Landlord shall reasonably cooperate with the tenant in obtaining any required approvals/permits. Upon expiration or earlier termination of this Lease, such signage and repair any damage to the Building fascia resulting from the installation and removal of Tenant’s sign shall remain on the Building unless Landlord requests Tenant to remove such signage, in which case Tenant shall remove such signage.

27.          GUARANTY. All obligations of Tenant shall be guaranteed by the Guarantor pursuant to the form of Guaranty Agreement attached hereto as Exhibit B. In addition, Tenant pledges, as additional security for the obligations of the Tenant under this Agreement, its Liquor License, issued by the State of Florida, and any and all  necessary permits issued by the State of Florida. In the event of an uncured default, Landlord shall have the same rights and remedies of any secured party which are provided by law in the Liquor License and necessary permits. Landlord and Tenant agree to cooperate with one another to reasonably effectuate this guarantee.

28.          ACCORD AND SATISFACTION. No payment by Tenant, nor receipt by Landlord, of a lesser amount than the Rent herein stipulated shall be deemed to be other than on an account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as Rent, be deemed an accord and satisfaction, and Landlord shall accept such check for payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy available to Landlord. Tenant expressly waives any right it may have to claim that any payment due from Tenant to Landlord hereunder, which payment is less than the full amount due to the Landlord or claimed by Landlord, shall be deemed an accord and satisfaction. This waiver of Tenant’s right to claim an accord and satisfaction shall be without regard to whether or not a dispute exists with regard to the amount claimed by Landlord. No payment by Tenant, nor receipt by Landlord, of a lesser amount than the full amount due pursuant to this Lease shall be deemed to be other than on an account of Tenant toward the amount claimed by Landlord, nor shall any letter or statement accompanying any such payment be deemed an accord and satisfaction, and Tenant hereby waives its right to so claim.

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

29.          GENERAL PROVISIONS.

(a)           Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord’s knowledge of such preceding default at the time of the acceptance of such rent.

(b)           Marginal Headings. The marginal headings and titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

(c)           Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

(d)           Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

(e)           Recordation. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.

(f)            Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Minimum Rent and scheduled Additional Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Demised Premises. Accordingly, if any installment of Rent due from Tenant shall not be received by Landlord or Landlord’s designee within three (3) days after the due date, then Tenant shall pay to Landlord a late charge equal to five percent (5%) per month on the outstanding balance or $500, whatever is greater, plus any attorney fees incurred by Landlord by reason of Tenant’s failure to pay Rent when due hereunder. The late fee shall be calculated and paid for every five (5) days that the rent due under this lease is late. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment of Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

(g)           Prior Agreements. This Lease contains all of the Agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto of their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto. All prior leases between Landlord and Tenant are hereby void.

(INITIALED: MO, KW)

(h)           Partial Invalidity. Any provisions of this Lease which shall prove to be invalid, void, or illegal shall in no way effect, impair or invalidate any other provision hereof, and all such other provisions shall remain in full force and effect.

(i)            Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

(j)            Choice of Law. This Lease shall be governed by the laws of the State of Florida.

(k)           Attorney Fees. In the event any action or proceeding is brought by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, such amount as the court may adjudge reasonable as attorney fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, tenant agrees to pay all attorney fees and court costs reasonably incurred.

(l)            Sale of Demised Premises by Landlord. In the event of any sale of the Demised Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease.

(m) Right of First Refusal. 1) Provided that Tenant is not in default under this Lease, Tenant shall have the absolute right to match any purchase agreement for the Premises that Landlord receives from any third party. In the event that Landlord receives an offer to purchase the Premises it shall provide written notice to Tenant of the purchase price, terms and conditions of said proposed sale (“Term Notice”). Tenant shall have a period of Fifteen (15) days after receipt of the Term Notice to notify Landlord that it desires to purchase the Premises in accordance with Term Notice (“Tenant’s Acceptance Notice”) and a initial down payment equal to Five (5%) percent of the purchase price, which shall be non-refundable. In the event that Tenant timely provides Tenant’s Acceptance Notice, the closing of the sale will take place no later than thirty (30) days after Tenant provides said Tenant’s Acceptance Notice. If Tenant fails to provide the Tenant’s Acceptance Notice or if, after providing Tenant’s Acceptance Notice, Tenant fails to close the transaction with said thirty (30) day period then any rights of Tenant to acquire the Premises shall cease and be of no further force or effect and Landlord shall have the right to sell to market and sell the Premises to a third party on terms and conditions reasonably acceptable to Landlord. 2) In the event that the Landlord desires to sell the Premise, it shall provide written notice to Tenant of the purchase price, terms and conditions of the price it would propose to sell said premise (“Offer Term Notice”).Tenant shall have a period of thirty (30) days after receipt of the Offer Term Notice to notify Landlord that it desires to purchase the Premises in accordance with Offer Term Notice (“Tenant’s Offer Acceptance Notice”). In the event that Tenant timely provides Tenant’s Offer Acceptance Notice, the closing of the sale will take place no later than thirty (30) days after Tenant provides said Tenant’s Offer Acceptance Notice. If Tenant fails to provide the Tenant’s Offer Acceptance Notice or if, after providing Tenant’s Acceptance Notice, Tenant fails to close the transaction with said thirty (30) day period then any

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

rights of Tenant to acquire the Premises shall cease and be of no further force or effect and Landlord shall have the right to sell to market and sell the Premises to a third party on terms and conditions reasonably acceptable to Landlord, however, the Tenant shall have the right to match any offer received by Landlord from such persons, as provided in Section 1 of this paragraph. This provision shall not apply to a sale between the present shareholders of Landlord to one another or among their respective heirs, which will not trigger this right of first refusal, nor shall any gifts to the heirs of such owner. However the death of all present shareholders of Landlord will in fact trigger the Tenants right to acquire the property for Landlord for fair market value.

(n) Option to Purchase. Provided that the Tenant is not then in default under the terms of this Lease, then the Landlord grants Tenant the Option to Purchase the Premises at Fair Market Value, without accounting for the valuation of the lease between Landlord and Tenant, the value of the Premise based upon the fact that it possesses all permits necessary to operate an adult entertainment nightclub in the City of Hialeah, Florida, or the value of the property described on Exhibit A-1.

In order to exercise this Option, Tenant shall notify the Landlord, in writing, of its desire to exercise the Option which shall contain a proposed purchase price supported by a Real Estate Appraisal. If the Landlord agrees to the Purchase Price proposed by Tenant, then the closing shall occur within 60 days of the date that the Offer is received by the Landlord. Within 14 days of the Offer date, the Landlord shall notify Tenant whether it agrees to the Offer Price. If the Landlord does not agree to the Offer Price, then the Landlord shall, within 45 days of the receipt of the Offer, send a counter-proposal to Tenant, setting forth its proposed sale price, which sale price shall be supported by a Real Estate Appraisal. (“Counter-Offer”) If the Tenant agrees to the Purchase Price proposed by Landlord, then the closing shall occur within 60 days of the date that the Counter-Offer is received by the Tenant. If the Tenant does not accept the Counter-Offer, then the parties agree that the Purchase Price will be set by a third party real estate appraiser. This appraiser shall be selected by agreement of the Tenants Real Estate Appraiser and the Landlords Real Estate Appraiser, who shall independently appraise the Premise and set the purchase price. Such real estate appraisal shall be completed within 45 days of the date that the Real Estate Appraiser is selected by the Appraiser, who shall select an appraiser within 14 days of being notified that the Tenant has rejected the Landlord’s Counter-Offer. If the Appraisers cannot agree on a Third Party Real Estate Appraiser, then the Appraiser shall be selected by the American Arbitration Association. The Closing of the transaction shall occur within 30 days of the date that the Appraiser issues his Appraisal of the Premise.

Notwithstanding the above, the minimum purchase price shall be Two Million and 00/100                   ($ 2,000,000.00).

This option may be exercised by Tenant during the first 37 months of the lease. Should the option not be exercised within the first 37 months of the lease, then the option shall expire. In order to exercise the Option, the Tenant shall notify the Landlord in writing as required for notice under the Lease and the closing shall occur as within 60 days thereafter or as soon thereafter as clear title may be give by Landlord.

(o) Subordination, Attornment. Upon request of Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust, to any bank, insurance company or other lending institution, now or hereafter in force against the Demised Premises, and to all advances made or hereafter to be made upon the security thereof. In the

(INITIALED: MO, KW)

event any proceedings are brought for foreclosure, or in the event of the exercise of  the power of sale under any mortgage or deed of trust made by Landlord covering the Demised Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale, and recognize such purchaser as the Landlord under this Lease. The provisions of this subparagraph to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full Lease Term hereof.

31.           Notices. Except as set forth below, all notices to be given hereunder by either of the parties shall be in writing. Any notice may be served by Landlord upon Tenant personally by delivering the same to an employee of Tenant, or to Tenant directly. Any notice shall be deemed duly served by either party if addressed as set forth below and (i) deposited with the United States Postal Service as certified mail, return receipt requested, with proper postage  prepaid, or (ii) deposited with FedEx or other reliable overnight courier for expedited delivery. Either party may change the address to which the notices may be sent by delivering a copy thereof to the other party in the manner aforesaid and sent contemporaneously by telecopy and e-mail. If service is made by personal delivery or Federal Express, such service shall be deemed completed upon actual receipt of such material. If service shall be made by certified mail, such service shall be deemed completed as of the third day following the mailing of such notice in the manner aforesaid.

To Landlord:

Third Properties, LLC.
800 Bush River Road, Ste. C
Columbia, South Carolina 29210

	and	Mr. Harry T. Heizer, Jr.
PO Box 3928
Irmo, South Carolina 29063
Facsimile: (803) 750-6457

To Tenant:		Kenja II, Inc.
7565 W. 20th Avenue
Hialeah, Florida, 33014

With a copy to:

Troy Lowrie
VCG Holding Corp.
390 Union St., Suite 540
Lakewood, CO 80228
Facsimile: (303) 922-0746

and

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

Michael L. Ocello
VCG Holding Corp.
1401 Mississippi Avenue, #10
Sauget, IL 62201
Facsimile: (681) 271-8384

Allan S. Rubin, Esq.
Draper, Rubin & Shulman, P.L.C.
29800 Telegraph Road
Southfield, Michigan 48034
Facsimile: 248-358-9729

(q)           Sale Termination. In the event that the Agreement for the Purchase and Sale of Assets (“Agreement”) between Gregory Kenwood Gaines,  Kenja,Inc., and Kenja II, Inc., and VCG Holding Corp., is terminated for any reason whatsoever, then this Lease shall automatically terminate, any security deposit paid by Tenant shall be returned and all parties shall be released from any further liability under this Lease.

(r)            Tenant’s Statement. Tenant shall at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing containing such statements as Landlord or any prospective purchaser or mortgagee of the Property may require, including (a) certification that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, (b) Tenant’s acknowledgment that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, (c) confirmation of the Rent Commencement Date and the expiration date of the Lease Term, (d) confirmation that no rents have been paid more than one (1) month in advance, and (e) confirmation that Tenant has no right to purchase the Premises other that as contained herein. If Tenant fails to execute Tenant’s  Statement within such ten (10) day period, Landlord is hereby authorized to execute Tenant’s Statement as Tenant’s attorney in fact. Any such statement may be relied upon by the prospective purchaser or encumbrance of all or any portion of the Property.

(s)           Authority. If Tenant is a corporation, partnership, trust or limited liability company, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the bylaws, partnership agreement or operating agreement (as the case may be) of Tenant, and that this Lease is binding upon Tenant.

(t)            No Partnership. It is expressly understood that the Landlord and Tenant are not partners or co-venturers and that the Landlord has no right, title or interest in and to the business of the Tenant, and that the Tenant has no right to represent or bind the Landlord in any respect whatsoever, and that nothing contained herein shall be deemed, held or construed as making the Landlord a partner or associate of the Tenant, or as rendering the Landlord liable for

(INITIALED: MO, KW)

any debts, liabilities or obligations incurred by the Tenant; it is being expressly understood that the relationship between the parties hereto is, and shall at all times remain that of Landlord and Tenant.

(u)           Nondisclosure Statement. Tenant hereby agrees that as of the date set forth herein, and for the term of this Lease as set forth herein, Tenant shall not disclose the terms of this Lease or the negotiations thereof to any individual, firm or corporation. This nondisclosure statement shall not preclude Tenant from disclosing the terms of this Lease or negotiations thereunder to Tenant’s legal counsel, a financial institution, the Internal Revenue Service, or any administrative or judicial entity which may require such information.

30.           BROKERS. Tenant warrants that except for the principals of Landlord (who may be licensed real estate brokers acting on their own behalf), it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as dated:

LANDLORD:

Third Properties, Inc.

By:	/s/ G. Kenwood Gaines
	Name:	G. Kenwood Gaines
	Title:	Pres.
	Date:	10/29/07

TENANT:

Kenja II, Inc.

By:	/s/ Micheal L Ocello
	Name:	Micheal L Ocello
	Title:	Vice Pres
	Date:	10-29-07

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

EXHIBIT “A”

LOCATION OF DEMISED PREMISES

(INITIALED: MO, KW)

Exhibit “A”

Legal Description:

Begin at a point 25 feet South of the Northeast corner of Tract 13 of CHAMBERS LAND COMPANY SUBDIVISION of the Southwest ¼ of Section 25, Township 52 South, Range 40, East; thence run Westerly for a distance of 160 feet; thence run Southerly for a distance of 190.14 feet; thence run Easterly for a distance of 60.0 feet to a point of tangency of a curve; thence proceed Southerly along the arc of said curve a distance of 110.22 feet; thence run Northerly a distance of 185 feet to the Point of Beginning.

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

EXHIBIT “A-1”

ADDITIONAL PARKING LOT PROPERTY

(INITIALED: MO, KW)

Exhibit “A”

Legal Description:

The North 165 feet of the East 140 feet of the West 280.10 feet of Tract 13, LESS AND EXCEPT the North 25 feet thereof, of CHAMBERS LAND COMPANY SUBDIVISION of the Southwest ¼ of Section 26, Township 52 South, Range 40 East, according to the Plat thereof recorded in Plat Book 2, Page 68, of the Public Records of Miami-Dade County, Florida.

(INITIALED: MO, KW)

Landlord’s Initials	KW

Tenant’s Initials	MO

EXHIBIT “B”

GUARANTY OF LEASE

In order to induce Third Property, Inc. (“Landlord”) to enter into that certain Lease dated 10/29, 2007 (the “Lease”) with Kenja, II, Inc.,  a Florida Corporation (“Tenant”), VCG Holding Corp., a Colorado corporation (“Guarantor”) hereby makes the following agreements with and in favor of Landlord:

1.             Guarantor hereby guarantees, unconditionally and absolutely, the full and faithful performance and observance of all the covenants, terms, and conditions of the Lease to be performed and observed by Tenant, expressly including, without being limited to, the payment, when due, of Minimum Rent and additional rent payable under the Lease.

2.             If the Lease shall be modified in any respect by agreement between Landlord and Tenant, the obligations hereunder of Guarantor shall extend and apply with respect to the full and faithful performance and observance of all the covenants, terms and conditions of the Lease and of any such modification thereof.

3.             If the Lease shall be renewed, or its term extended, for any period beyond the date specified in the Lease for the expiration of said term, either pursuant to any option granted under the Lease or otherwise, or if Tenant holds over beyond the term of the Lease, the obligations hereunder of Guarantor shall extend and apply with respect to the full and faithful performance and observance of all the covenants, terms and conditions of the Lease and of any such modification thereof.

4.             Insofar as the payment by Tenant of any sums of money to Landlord is involved, this Guaranty is a guaranty of payment and not of collection, and shall remain in full force and effect until payment in full to Landlord of all sums payable under the Lease. Guarantor waives any right to require that any action be brought against Tenant.

5.             Guarantor does not require any notice of Tenant’s nonpayment, nonperformance, or non-observance of the covenants, terms and conditions of the Lease. Guarantor hereby expressly waives the right to receive such notice.

6.             Guarantor expressly agrees (without in any way limiting his liability under any other provision of this Guaranty) that Guarantor shall, at the request of Landlord, enter into a new lease with Landlord on the same terms and conditions as contained in the Lease immediately prior to its termination, for a term commencing on the termination date of the Lease and ending on the expiration date of the Lease, if the Lease shall be terminated due to a default by Tenant thereunder.

7.             The liability of Guarantor is coextensive with that of Tenant and also joint and several, and action may be brought against Guarantor and carried to final judgment either with or without making Tenant a party thereto.

(INITIALED: MO, KW)

8.             Until all of Tenant’s obligations under the Lease are fully performed, Guarantor (a) waives any rights that Guarantor may have against Tenant by reason of any one or more payments or acts in compliance with the obligations of Guarantor under this Guaranty, and (b) subordinates any liability or indebtedness of Tenant held by Guarantor to the obligations of Tenant to Landlord  under this Lease.

9.             Neither Guarantor’s obligation to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, released or limited in any way by any impairment, modification, release or limitation of the liability of Tenant or its estate in bankruptcy, resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or from the decision of any court interpreting the same.

10.           Guarantor waives any right to require that resort be had to any security or to any other credit in favor of Tenant.

11.           Guarantor waives the benefit of any statute of limitations affecting Guarantor’s liability under this Guaranty. Guarantor hereby waives the right to trial by jury in any action or proceeding that may hereafter be instituted by Landlord against Guarantor in respect of this Guaranty.

12.           Guarantor irrevocably appoints Tenant as his agent for service of process related to this Guaranty.

13.           Guarantor shall pay all of Landlord’s expenses, including but not limited to, attorney’s fees, incurred in enforcing this Guaranty.

14.           The Lease and this Guaranty shall be governed by, interpreted under the laws of, and enforced in the courts of the State of Florida.

15.           This Guaranty, and all of the terms hereof, shall be binding on Guarantor and the successors, assigns and legal representatives of Guarantor, and shall inure to the benefit of and may be enforced by Landlord, its successors and assigns, and the holder of any mortgage to which the Lease may be subject and subordinate from time to time.

16.           Anything herein or in the Lease to the contrary notwithstanding, Guarantor hereby acknowledges and agrees that any security deposit or other credit in favor of the Tenant may be applied to cure any Tenant default or offset any damages incurred by Landlord under the Lease, as Landlord determines in its sole and absolute discretion, and Landlord shall not be obligated to apply any such deposit or credit to any such default or damages before bringing any action or pursuing any remedy available to Landlord against Guarantor. Guarantor further acknowledges that its liability under this Guaranty shall not be affected in any manner by such deposit or credit, or Landlord’s application thereof.

(INITIALED: MO, KW)

17.                                 Guarantor signs this guarantee personally and not as a representative or officer of any corporation, partnership, or trust.

Guarantor:	VCG HOLDING CORP.,
390 Union Street, Suite 540
Lakewood, Colorado, 80228

VCG HOLDING CORP., a Colorado Corporation

By:	/s/ Micheal L. Ocello
Troy Lowrie, CEO
Micheal Ocello, Pres.

(INITIALED: MO, KW)

FLORIDA SECURED TRANSACTION REGISTRY

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DETAIL RECORD FOR: 200407263576	< PREVIOUS BACK TO RESULTS NEXT >

STATUS	DATE FILED	EXPIRES	FILINGS COMPLETED THRU	SUMMARY FOR FILING
FILED	06/25/2004	06/25/2009	10/17/2007	200407263576

Events Filed	0

SECURED PARTIES	Current Secured Parties:;1

NAME & ADDRESS

CIT TECHNOLOGY FINANCING SERVICES, INC. 4600 TOUCHTON RD E BLDG 100 STE 300 JACKSONVILLE FL 32246

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DEBTOR PARTIES	Current Debtor Parties:;1

NAME & ADDRESS

TREASURE ISLAND, INC. 7565 W. 20TH AVE. HIALEAH FL 33014

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DOCUMENT IMAGES	Pages in all forms/attachments:;1

DOCUMENT NUMBER

TYPE

DATE

PAGES

200407263576

UCC1

06/25/2004

1

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Copyright (C) 2001 Image API, Inc.

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] Phone:(800) 331-3282 Fax: (818) 662-4141	FLORIDA SECURED TRANSACTION REGISTRY FILED 2004 Jun 25 AM 12:00 ****** 200407263576 ******
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)	508273 ICIT GROUP1

UCC Direct Services P.O. Box 29071 Glendale, CA 91209-9071	6289874 FLFL

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b) - do not abbreviate or combine names

OR	1a. ORGANIZATION’S NAME TREASURE ISLAND, INC.
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7565 W. 20TH AVE.			HIALEAH	FL	33014
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
		Corporation	FL	M44682		☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
☐ NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

OR	3a. ORGANIZATION’S NAME CIT Technology Financing Services, Inc.
3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
4600 Touchton Rd E Bldg 100, Ste 300	Jacksonville	FL	32246

4. THIS FINANCING STATEMENT covers the following collateral:

“This is a True Lease this UCC-1 Financing Statement is being filed for information purposes only” SAVIN 3224 COLOR COPIER SN# K0240300109 MITA 1500 PRINTER SN# XBP3Y05420 “plus all other types of office equipment and products, computers, security systems and other items of equipment now and hereafter leased to and/or financed for Debtor/Lessee by Secured Party/Lessor, and including all replacements, upgrades and substitutions hereafter occurring to all of the foregoing equipment and all now existing and future attachments, parts, accessories and add-ons for all of the foregoing items and types of equipment, and all proceeds and products thereof.”

☐	Documentary stamp tax paid	☒	Documentary stamp tax not applicable

5. ALTERNATIVE DESIGNATION [if applicable]	☒ LESSEE/LESSOR	☐ CONSIGNEE/CONSIGNOR	☐ BAILEE/BAILOR	☐ SELLER/BUYER	☐ AG. LIEN	☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed (for record) (or recorded) in the Real ESTATE RECORDS. Attach Addendum [If applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) (ADDITIONAL FEE) (optional)	☐ All Debtors	☐ Debtor 1	☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
6289874

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)	Prepared by UCC Direct Services, P.O. Box 29071, Glendale, CA 91209-9071 Tel (800) 331-3282

FLORIDA SECURED TRANSACTION REGISTRY

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< PREVIOUS	Results For Filed Compact Debtor Name List Search on Treasure Island, Inc Use the Previous and Next buttons to display additional search results	NEXT >

Name	Address	City	State	Zip Code	Status

TREASURE ISLAND, INC.	7565 W. 20TH AVE.	HIALEAH	FL	33014	F
TREASURE ISLAND DEVELOPMENT LLC A FLORIDA LIMITED LIABILITY COMPANY	PO BOX 1839	TAMPA	FL	33601	F
TREASURE ISLAND ENTERPRISES LLC.	14544 BRADDOCK OAK DRIVE	ORLANDO	FL	32837	F
TREASURE ISLAND MARINA INC.	3605 S THOMAS DR	PANAMA CITY	FL	32408	F
TREASURE ISLAND MARINA INC.	3605 S THOMAS DR	PANAMA CITY BEACH	FL	32408	F
TREASURE ISLAND MARINA INC.	3605 S THOMAS DR	PANAMA CITY BEACH	FL	32408	F
TREASURE ISLAND OF NORTH BAY LLC	1630 NE 79TH ST	NORTH BAY VILLAGE	FL	33141	F
TREASURE ISLAND OF NORTH BAY LLC	1630 NE 79TH ST. CAUSEWAY	NORTH BAY VILLAGE	FL	33706	F
TREASURE ISLAND NURSERIES & LANDSCAPING	P.O.BOX 112	LEESBURG	FL	34749	F
TREASURE ISLAND PHARMACY, INC.	1706 N.E. 79TH ST CAUSEWAY	NORTH BAY VILLAGE	FL	33141	F
TREASURE ISLAND PHARMACY, INC.	1630 N.E. 79TH ST. CAUSEWAY	NORTH BAY VILLAGE	FL	33141	F
TREASURE ISLAND PHARMACY, INC.	1706 NE 79TH STREET CSWY	MIAMI	FL	33141	F
TREASURE ISLAND SUNGLASS SHOPS INC	2900 W SAMPLE ROAD	POMPANO BEACH	FL	33073	F
TREASURE ISLAND TENNIS & YACHT CLUB CORPORATION	1101 WEST SECOND STREET	TREASURE ISLAND	FL	33706	F
TREASURE ISLAND TENNIS & YACHT CLUB CORPORATION	1101 WEST SECOND STREET	TREASURE ISLAND	FL	33706	F
TREASURE ISLAND TENNIS & YACHT CLUB CONDOMINIUM #1 INC.	C/O RAMPART PROPERTIES 10033 9TH STREET N, 2ND FLOOR	ST. PETERSBURG	FL	33716	F
TREASURE ISLAND TENNIS & YACHT CLUB CORPORATION OF PINELLAS	400 TREASURE ISLAND CAUSEWAY	TREASURE ISLAND	FL	33706	F
TREASURE ISLAND TENNIS & YACHT CLUB CORPORATION OF PINELLAS	400 TREASURE ISLAND CAUSEWAY	TREASURE ISLAND	FL	33706-1131	F
TREASURE ISLAND TENNIS & YACHT CLUB CORPORATION OF PINELLAS	400 TREASURE ISLAND CAUSEWAY	TREASURE ISLAND	FL	33706-1131	F
TREASURE ISLAND TENNIS & YACHT CLUB CORPORATION OF PINELLAS	400 TREASURE ISLAND CAUSEWAY	TREASURE ISLAND	FL	33706	F

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FLORIDA SECURED TRANSACTION REGISTRY

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DETAIL RECORD FOR: 200190522532

STATUS	DATE FILED	EXPIRES	FILINGS COMPLETED THRU	SUMMARY FOR FILING
LAPSED	12/10/2001	12/10/2006	10/17/2007	200190522532

Events Filed	1	View Filing History

SECURED PARTIES	Current Secured Parties:;1
NAME & ADDRESS
RODRIGUEZ JOSE R.
5527 WOODLAND LANE FORT LAUDERDALE FL	NONE
33312

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DEBTOR PARTIES	Current Debtor Parties:;2

NAME & ADDRESS

TREASURE ISLAND, INC.
C/O FRANK NEWMAN 66 WEST FLAGLER STREET,	NONE
SUITE 700 MIAMI FL 33130

ALL MY FRIENDS, INC.
C/O FRANK NEWMAN 66 WEST FLAGLER STREET,	NONE
SUITE 700 MIAMI FL 33130

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DOCUMENT IMAGES	Pages in all forms/attachments:;4
DOCUMENT NUMBER	TYPE	DATE	PAGES
200190522532	UCC1	12/10/2001	2

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Copyright (C) 2001 Image API, Inc.

UNIFORM COMMERCIAL CODE	State of Florida FINANCING STATEMENT	FORM UCC-1 (REV.2001)

This Financing Statement is presented to a filing officer pursuant to the Uniform Commercial Code:

1. Debtor (Last Name First if an individual) TREASURE ISLAND, INC.

1b. Mailing Address 66 WEST FLAGLER STREET C/o FRANK NEWMAN SUITE 700	1c. City, State MIAMI, FL	1d. Zip Code 33130

2. Additional Debtor or Trade Name (Last Name First if an individual) ALL MY FRIENDS, INC.

2b. Mailing Address 66 WEST FLAGLER STREET C/o FRANK NEWMAN SUITE 700	2c. City, State	2d. Zip Code

3. Secured Party (Last Name First if an individual) JOSE R. RODRIGUEZ

3a. Mailing Address 5527 WOODLAND LANE	3b. City, State FORT LAUDERDALE, FL	3c. Zip Code 33312

4. Assignee of Secured Party (Last Name First if an individual)

4a. Mailing Address	4b. City, State	4c. Zip Code

5. This Financing Statement covers the following types or items or property [include description of real property on which located and owner of record when required. If more space is required, attach additional sheet(s)].

SEE ATTACHED SCHEDULE “A”.

6. Check only if Applicable: ☒ Products of collateral are also covered. ☒ Proceeds of collateral are also covered. ☐ Debtor is transmitting utility.

7. Check appropriate box: ☒ All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid.
(one box must be marked) ☐ Florida Documentary Stamp Tax is not required.

8. In accordance with s. 679.402(2) F.S., this statement is filed without the Debtor’s signature to perfect a security interest in collateral:		9. Number of additional sheets presented: 1
☐ already subject to a security interest in another jurisdiction when it was brought into this state or debtor’s location changed to this state.		This Space for the Use of Filing Officer
☐ which is proceeds of the original collateral described above in which a security interest was perfected.
☐ as to which the filing has lapsed. Date filed and previous UCC-1 file number		FLORIDA SECURED TRANSACTION REGISTRY
☐ acquired after a change of name, identity, or corporate structure of the debtor.		FILED
10. Signature(s) of Debtor(s)		2001 Dec 10 AM 12:00
ALL MY FRIENDS INC.	TREASURE ISLAND INC.	******200190522532******
/s/ Illegible	/s/ Illegible
11. Signature(s) of Secured Party is if Assigned, by Assignee(s)
/s/ Jose R. Rodriguez
Jose R. Rodriguez
12. Return Copy to:
Name	IRA MARCUS, P.A.
Address	888 EAST LAS OLAS BLVD.
Address	SUITE 710
City, State, Zip	FORT LAUDERDALE, FL 33301

STANDARD FORM — FORM UCC-1	Approved by Secretary of State, State of Florida

SCHEDULE A

1.                          All of the Corporations’ documents or other receipts covering, evidencing or representing goods that relate to any contracts, inventory, equipment, chattel paper, fixtures, investment property, general intangibles, goods, licenses and leases, instruments, and all other property furniture, fixtures, leasehold improvements, equipment and property;

2.                          A certain Lease Agreement dated the 1st day of May, 2001, made by Laurie, Inc. as Landlord, and TREASURE ISLAND, INC., as Tenant, covering the premises located at 7565 West 20th Avenue, Hialeah, Florida, 33041, together will all of its improvements, furniture and fixtures, and current occupational licenses.

3.                          Licenses incidental to the operation of the Businesses, to the extent assignable.

4.                          Liquor License Number 2302247-4COP-SRX and Tobacco License Number 2315350.

FLORIDA SECURED TRANSACTION REGISTRY

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DETAIL RECORD FOR: 950000182679

STATUS	DATE FILED	EXPIRES	FILINGS COMPLETED THRU	SUMMARY FOR FILING
LAPSED	09/11/1995	09/11/2005	10/17/2007	950000182679

Events Filed	1	View Filing History

SECURED PARTIES	Current Secured Parties:;1
NAME & ADDRESS

REX LESING CORPORATION 2270 N W 23RD ST MIAMI FL 33142

NONE

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DEBTOR PARTIES	Current Debtor Parties:; 2

NAME & ADDRESS

TREASURE ISLAND INC 7565 W 20TH AVE HIALEAH FL 33014

NONE

TREASURE ISLAND RESTAURANT 7565 W 20TH AVE HIALEAH FL 33014

NONE

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DOCUMENT IMAGES	Pages in all forms/attachments:; 2

DOCUMENT NUMBER

TYPE

DATE

PAGES

950000182679

UCC1

09/11/1995

1

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FLORIDA SECURED TRANSACTION REGISTRY

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DETAIL RECORD FOR: 950000244385

STATUS	DATE FILED	EXPIRES	FILINGS COMPLETED THRU	SUMMARY FOR FILING
LAPSED	12/06/1995	12/06/2000	10/17/2007	950000244385

Events Filed	0

SECURED PARTIES	Current Secured Parties:; 1
NAME & ADDRESS
ORIX CREDIT ALLIANCE INC 1625 NW AMBERGLEN CRT STE 100 BEAVERTON FL

NONE

97006

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DEBTOR PARTIES	Current Debtor Parties:; 1

NAME & ADDRESS

TREASURE ISLAND INC 7565 W 20TH AVE HIALEAH FL 33015

NONE

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DOCUMENT IMAGES	Pages in all forms/attachments:; 3

DOCUMENT NUMBER

TYPE

DATE

PAGES

950000244385

UCC1

12/06/1995

3

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FLORIDA SECURED TRANSACTION REGISTRY

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DETAIL RECORD FOR: 990000084260

STATUS	DATE FILED	EXPIRES	FILINGS COMPLETED THRU	SUMMARY FOR FILING
LAPSED	04/19/1999	04/19/2004	10/17/2007	990000084260

Events Filed	0

SECURED PARTIES	Current Secured Parties:; 1
NAME & ADDRESS

LCOA INC 340 E BIG BEAVER RD #560 TROY MI 48083

NONE

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DEBTOR PARTIES	Current Debtor Parties:; 1

NAME & ADDRESS

TREASURE ISLAND INC 7565 W 20TH ST HIALEAH FL 33014

592816767

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DOCUMENT IMAGES	Pages in al1 forms/attachments:; 1

DOCUMENT NUMBER

TYPE

DATE

PAGES

990000084260

UCC1

04/19/1999

1

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Copyright (C) 2001 Image API, Inc.

FLORIDA DEPARTMENT OF STATE

DIVISION OF CORPORATIONS

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Federal Lien Registration List By Debtor Name

Name	City	State	FEI/DOB	Status
KENCO ELECTRIC INC	COCONUT CREEK	FL	650253823	A
KENCO ELECTRICAL & A-C INC	JACKSONVILLE	FL	593227540	A
KENCO ELECTRIC INC , A CORPORATION	CORAL SPRINGS	FL		A
KENCO MANAGEMENT INC	BOCA RATON	FL	650341546	A
KENCO QUILTING & TEXTILE INC	HOLLYWOOD	FL	591456754	T
KENCO SIGNS AWNING DIVISION INC	HOLLY HILL	FL	593201900	T
KENCO SIGNS AWNING DIVISION INC	HOLLY HILL	FL	593201900	T
KENDALE FUTON INC	TAMPA	FL	593091673	L
KENDALE FUTON INC	TAMPA	FL	593091673	L
KENDALL BEAUTY SUPPLY INC	MIAMI	FL	651157495	A
KENDALL CONSERVATORY OF MUSIC INC	MIAMI	FL	650256177	T
KENDALL HOCKEY ASSOCIATION INC	MIAMI	FL	651069581	A
KENDALL LUMBER & GRANITE CO	MIAMI	FL	650787771	T
KENDALL LUMBER & GRANITE CO	MIAMI	FL	650787771	T
KENDALL L VITULLI D O PA	PALM BEACH GARDENS	FL	651149978	A
KENDALL RESORT HOTEL INC	MIAMI	FL	650802272	T
KEN HALL & ASSOCIATES INC	PERRY	FL	593447894	A
KEN HALL & ASSOCIATES INC	PERRY	FL	593447894	A
KENIA M CUEVAS DDS PA	MIAMI	FL	651136818	A
KENITH BURCH WELDING INC	JACKSONVILLE	FL	593422173	T

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FLORIDA DEPARTMENT OF STATE

DIVISION OF CORPORATIONS

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Judgment Lien Name List

Filing Number	Debtor Name	Address
J04900008227	KENELY JANET R	8279 PANAHAN DR
J06900012439	KENGLE CRISTINA	899 KING S TRAIL ROAD #120
J02000370209	KEN HALL & ASSOCIATES, INC.	1290 HOUCK RD
J03000001539	KEN HALL & ASSOCIATES INC	1290 HOUCK ROAD ROUTE 1 BOX 638
J03000055873	KEN HALL & ASSOCIATES, INC.	3917 CASEY KEY ROAD
J03000105447	KEN HALL & ASSOCIATES INC	12900 HOUCK ROAD
J03000190068	KEN HALL & ASSOCIATES INC	1290 HOUCK ROAD
J03900002815	KEN HALL & ASSOCIATES, INC.	1290 HOUCK ROAD
J03900007597	KEN HALL & ASSOCIATES, INC	3917 CASEY KEY RD
J03000280356	KEN HALL & ASSOCIATES, INC.	1290 HOUCK RD
J03900016561	KEN HALL & ASSOCIATES, INC.	3917 CASEY KEY ROAD
J04900002894	KEN HALL & ASSOCIATES, INC.	3917 CASEY KEY ROAD
J04900024467	KEN HALL & ASSOCIATES, INC.	1290 HOUCK ROAD
J06000185491	KEN HAZLETT HAIR DESIGN LLC	4923 NW 59TH CT
J07900013614	KENIER CORY	2646 JOHNSON STREET
Illegible	KENIGSBERG KOLMAN	520 HOLIDAY DRIVE
Illegible	KENIGSBERG ROSSITA	520 HOLIDAY DRIVE
J02000202261	KENIMOND WILLIAM G	30 N MANTOR AVENUE
J01000065116	KENISE’S CAFE OF PUNTA GORDA INC	23462 PATERA AVE
J03000015125	KEN ISSACS INC	%KAY WOOD

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FLORIDA DEPARTMENT OF STATE

DIVISION OF CORPORATIONS

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Judgment Lien Name List

Filing Number	Debtor Name	Address
J05000174315	KEN KAR OF THE TREASURE COAST INC	PO BOX 2729
J02000429104	KENKAT, INC.	9039 LITTLE RD
J02000486443	KENKAT, INC.	%KATHLEEN R MARTIN
J02000486476	KENKAT, INC.	33191 US HIGHWAY 19 N
J02000486500	KENKAT, INC.	%KATHLEEN MARTIN
J03000278699	KENKAT INC	33191 US HIGHWAY 19 N
J03000278707	KENKAT INC	PO BOX 907
J03900013256	KENKAT, INC.	19910 WYNDHAM LAKES DR.
J06000052493	KENKAT LLC	20281 E COUNTRY CLUB DR APT 2304
J07000030869	KENKAT LLC	20281 E COUNTRY CLUB DR APT 2304
J04000073734	KENKO, INC.	12301 CENTRAL AVENUE NE
J06900004245	KENKO INC	12301 CENTRAL AVE NE
J07900012263	KENKO, INC.	12301 CENTRAL AVE. N.E., SUITE 100
J03000305427	KENLEE PRECISION OF FLORIDA INC	1700 MORRELL PARK AVE
J03000308355	KENLEE PRECISION OF FLORIDA INC	1700 MORRELL PARK AVE
Illegible	KENLEY STEVE	1207 LINCOLN STREET
Illegible	KENLIN, INC.	1821 N.W. 18TH AVENUE, BDG. 41,
J06900002212	THE KENLIN COMPANY, INC.	1821 N.W. 18TH AVENUE, BDG. 41,
J05900017531	KENLON K A	9 CAMBRIA ST #4
J03000165714	KENMAR & COMPANY INC	6215 29TH STREET EAST

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Name	Address	City	State	Zip Code	Status
KEN JAM APPAREL, INC.	1175 NE 125 STREETSTE 102	NORTH MIAMI	FL	33161	F
KEN JAM MANAGEMENT, INC., A FLORIDA CORPORATION	1175 N.E. 125TH STREETSUITE 102	NORTH MIAMI	FL	33161	F
KEN JERRY	1526 CAIRO WAY	PALM HARBOR	FL	34683	F
KENJI GROUP, INC.	3452 LITHIA PINECREST ROAD	BRANDON	FL		F
KEN JOHNSON & SONS, INC.	22845 SW 163 AVENUE	GOULDS	FL	33170	F
KENJOM, LLC.	7613 CAMDEN HARBOR DRIVE	BRADENTON	FL	34212	F
KEN JONES CERAMIC TILE CONTRACTOR INC.	5570 PEDRICK PLANTATION CIRCLE	TALLAHASSEE	FL	33317	F
KEN JORDAN INSURANCE AGENCY, INC.	2499 GLADES ROAD, #311 PALM BEACH	BOCA RATON	FL	33431	F
KEN JOSEPH, INC.	5140 S STATE ROAD 7	FT LAUDERDALE	FL	33314	F
KEN JOSEPH, INC.	5140 S STATE ROAD 7	FORT LAUDERDALE	FL	33314	F
KEN KAR OF THE TREASURE COAST, INC.	PO BOX 2729	STUART	FL		F
KEN KAR OF THE TREASURE COAST, INC.	5258 SW CHEROKEE ST	PALM CITY	FL	34990	F
KEN KAR OF THE TREASURE COAST, INC.	1525 SW MARTIN HIGHWAY	PALM CITY	FL	34990	F
KENKFSKY TERRIL	3041 LANDMARK BLVD.	PALM HARBOR	FL	34684	F
KEN KITTRELL, INC.	1233 ERIK COURT	ALTAMONTE SPRINGS	FL	32714	F
KENKO, INC.	12301 CENTRAL AVENUE NE	BLAINE	MN	55434	F
KENKOV, LLC	140 TONINA COVE	MAITLAND	FL	32751	F
KENKOY, LLC	324 WILSHIRE BLVD	CASSELBERRY	FL	32707	F
KENKOY LLC. A FLORIDA LIMITED LIABILITY COMPANY	2609 ILLINOIS STREET	ORLANDO	FL	32803	F
KENLAND BEND NORTH CONDOMINIUM	C/O BONAFIDE MANAGEMENT GRP.INC3100 NW 72ND	MIAMI	FL	33122	F

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< PREVIOUS	Results For Filed Compact Debtor Name List Search on Kenja Ventures, Inc Use the Previous and Next buttons to display additional search results	NEXT >

Name	Address	City	State	Zip Code	Status
KEN JERRY	1526 CAIRD WAY	PALM HARBOR	FL	34683	F
KEMJI GROUP, INC.	3452 LITHIA PINECREST ROAD	BRANDON	FL		F
KEN JOHNSON & SONS, INC.	22845 SW 163 AVENUE	GOULDS	FL	33170	F
KENJOM, LLC	7613 CAMDEN HARBOR DRIVE	BRADENTON	FL	34212	F
KEN JONES CERAMIC TILE CONTRACTOR INC.	5570 PEDRICK PLANTATION CIRCLE	TALLAHASSEE	FL	32317	F
KEN JORDAN INSURANCE AGENCY, INC.	2499 GLADES ROAD, #311 PALM BEACH	BOCA RATON	FL	33431	F
KEN JOSEPH, INC.	5140 S STATE ROAD 7	FT LAUDERDALE	FL	33314	F
KEN JOSEPH, INC.	5140 S STATE ROAD 7	FORT LAUDERDALE	FL	33314	F
KEN KAR OF THE TREASURE COAST INC.	PO BOX 2729	STUART	FL		F
KEN KAR OF THE TREASURE COAST INC.	5258 SW CHEROKEE ST	PALM CITY	FL	34990	F
KEN KAR OF THE TREASURE COAST INC.	1525 SW MARTIN HIGHWAY	PALM CITY	FL	34990	F
KENKFSKY TERRLL	3041 LANDMARK BLVD.	PALM HARBOR	FL	34684	F
KEN KITTRELL, INC.	1233 ERIK COURT	ALTAMONTE SPRINGS	FL	32714	F
KENKO, INC.	12301 CENTRAL AVENUE NE	BLAINE	MN	55434	F
KENKOV, LLC	140 TONINA COVE	MAITLAND	FL	32751	F
KENKOV, LLC	324 WILSHIRE BLVD	CASSELBERRY	FL	32707	F
KENKOY, LLC A FLORIDA LIMITED LIABILITY COMPANY	2609 ILLINOIS STREET	ORLANDO	FL	32803	F
KENLAND BEND NORTH CONDOMINIUM	C/O BONAFIDE MANAGEMENT GRP.INC3100 NW 72ND	MIAMI	FL	33122	F
KENLAND BEND SOUTH CONDOMINIUM, INC.	9050 S.W. 125TH AVENUE	MIAMI	FL	33186	F
KENLAND BEND SOUTH CONDOMINIUM, INC.	9040 S.W. 125TH AVENUE	MIAMI	FL	33186	F

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Copyright (C) 2001 Image API, Inc.

< PREVIOUS	Results For Filed Compact Debtor Name List Search on All My Friends, Inc Use the Previous and Next buttons to display additional search results	NEXT >

Name	Address	City	State	Zip Code	Status
ALL MY SONS MOVING & STORAGE OF BRADENTON, INC.	2850 UNIVERSITY PARKWAY	SARASOTA	FL	34243	F
ALL MY SONS MOVING AND STORAGE OF FT. MYERS, INC.	8869 GREENWOOD PLACE	SAVAGE	MD	20763	F
ALL MY SONS MOVING & STORAGE OF PENSACOLA, INC.	707 E. VERVANTES	PENSACOLA	FL	32501	F
ALL MY SONS MOVING & STORAGE OF WEST PALM BEACH, INC.	7656 BYRON DRIVESTE 2	RIVIERA BEACH	FL	33404	F
ALL MY SONS MOVING & STORAGE OF WEST PALM BEACH, INC.	7657 BYRON DRIVE #B-2	RIVIERA BEACH	FL	33404	F
ALL-N-1 IMPROVEMENT, INC.	7644 US 1 SOUTH	ST. AUGUSTINE	FL	32066	F
ALL NATION PRAISE WORSHIP MINISTRIES INC.	108 N MADISON STREET	QUINCY	FL	32351	F
ALL NATIONS REALTY, INC.	18090 COLLINS AVENUESUITE T10	MIAMI	FL	33160	F
ALL NATIVE GARDEN CENTER & PLANT NURSERY INC.	106 2ND STREET	FORT MYERS	FL	33907	F
ALL NATIVE LLC	33601 KIEFER, LLC	ZEPHYRHILLS	FL	38544	F
ALL NATIVE LLC	33601 KIEFER RD	ZEPHYRHILLS	FL	33576	F
ALL NATIVE LLC	33601 KIEFER ROAD	ZEPHYRHILLS	FL	33544	F
ALL NATIVE LLC	33601 KIEFER ROAD	ZEPHHYRHILLS	FL	33544	F
ALL NATIVE LLC	PO BOX 1045	SAN ANTONIO	FL	335761045	F
ALL NATURAL BOTANICALS INC.	37953 TANLER ROAD	DADE CITY	FL	33523	F
ALL NATURAL BOTANICALS INC.	8501 N 65TH ST	PINELLAS PARK	FL	33781	F
ALL NATURAL BOTANICALS INC.	8501 N 65TH ST	PINELLAS PARK	FL	33781	F
ALL NATURAL BOTANICALS INCORPORATED	4682 107 CIRCLE N	CLEARWATER	FL	33762	F
ALL NATURAL BOTANICALS INC.	8501 65TH STREET NORTH	PINELLAS PARK	FL	33781	F
ALL NATURAL BOTANICALS INC.	8501 65TH STREET NORTH	PINELLAS PARK	FL	33781	F

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Copyright (C) 2001 Image API, Inc.

Harry T. Heizer, Jr., P.A.
Attorneys at Law
Post Office Box 3928
Irmo, South Carolina 29063

Harry T. Heizer, Jr.	Sandra D. Hebert
6300 St. Andrews Rd., Ste. C	TELEPHONE: (803) 750-6455
Columbia, South Carolina 29212	FAX: (803) 750-6457

October 29, 2007

VCG Holding Corp.
390 Union St., Suite 540
Lakewood, CO 80228

RE:         Kenja Ventures, Inc., a Florida Corporation

Ladies and Gentlemen:

We have acted as counsel to Kenja Ventures, Inc., a Florida Corporation (the “Company”) in connection with the sale of the stock of the Company as more particularly described in a Stock Purchase Agreement dated the date hereof among the Company, certain others and VCG Holding (the “Purchase Agreement”). This opinion is provided to you at the request of the Company pursuant to the terms of the Purchase Agreement. Except as otherwise defined herein, capitalized terms contained in this opinion have the same meanings as set forth in the Purchase Agreement.

In Rendering this opinion, we have examined and relied upon originals or copies of such records of the Company, certificates of officers of the Company and public officials, and other documents as we have deemed relevant and necessary as a basis for this opinion. In such examination, we have assumed the genuineness of all signatures, the legal capacity of all individual signatories, the authenticity of all documents submitted to us as originals, the conformity to originals of documents submitted to us as copies, and the authenticity of the originals of such documents.

As to questions of fact material to this opinion, we have relied without independent verification upon representations contained in certificates of officers of the Company and public officials.

Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

1.                          The Company is a corporation validly existing and in good standing under the laws of the State of Florida.

2.                          The Company has the corporate power to perform its obligations under the Purchase

Agreement.

3.                          All necessary corporate action has been taken to authorize the execution, delivery and performance of the Purchase Agreement by the Company and the Purchase Agreement has been duly executed and delivered by the Company.

This opinion is intended for use by you in connection with the Purchase Agreement and is not to be relied upon by any other person or in any other context.

With kindest personal regards, I remain,

Sincerely,

/s/ Harry T. Heizer
Harry T. Heizer, Jr.

HTH/dsm

Harry T. Heizer, Jr., P.A.
Attorneys at Law
Post Office Box 3928
Irmo, South Carolina 29063

Harry T. Heizer, Jr.	Sandra D. Hebert
6300 St. Andrews Rd., Ste. C	TELEPHONE: (803) 750-6455
Columbia, South Carolina 29212	FAX: (803) 750-6457

October 29, 2007

VCG Holding Corp.
390 Union St., Suite 540
Lakewood, CO 80228

RE:         Kenja, II, Inc., a Florida Corporation

Ladies and Gentlemen:

We have acted as counsel to Kenja, II, Inc., a Florida Corporation (the “Company”) in connection with the sale of the stock of the Company as more particularly described in a Stock Purchase Agreement dated the date hereof among the Company, certain others and VCG Holding (the “Purchase Agreement”). This opinion is provided to you at the request of the Company pursuant to the terms of the Purchase Agreement. Except as otherwise defined herein, capitalized terms contained in this opinion have the same meanings as set forth in the Purchase Agreement.

In Rendering this opinion, we have examined and relied upon originals or copies of such records of the Company, certificates of officers of the Company and public officials, and other documents as we have deemed relevant and necessary as a basis for this opinion. In such examination, we have assumed the genuineness of all signatures, the legal capacity of all individual signatories, the authenticity of all documents submitted to us as originals, the conformity to originals of documents submitted to us as copies, and the authenticity of the originals of such documents.

As to questions of fact material to this opinion, we have relied without independent verification upon representations contained in certificates of officers of the Company and public officials.

Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

1.                          The Company is a corporation validly existing and in good standing under the laws of the State of Florida.

2.                          The Company has the corporate power to perform its obligations under the Purchase Agreement.

3.                          All necessary corporate action has been taken to authorize the execution, delivery and performance of the Purchase Agreement by the Company and the Purchase Agreement has been duly executed and delivered by the Company.

This opinion is intended for use by you in connection with the Purchase Agreement and is not to be relied upon by any other person or in any other context.

With kindest personal regards, I remain,

Sincerely,

/s/ Harry T. Heizer
Harry T. Heizer, Jr.

HTH/dsm

SCHEDULE 5.3

DUE DILIGENCE LIST

This provision has been waived by the Buyer

/s/ KW	/s/ KW	/s/ MO
Seller	Shareholder	Buyer

SCHEDULE 5.8

CERTIFICATION OF SHAREHOLDER

CERTIFICATION OF SELLING EQUITYHOLDER

REQUIRED BY SECTION 5.8

Gregory Kenwood Gaines, the sole and only shareholder in Kenja II, Inc., a Florida Corporation, and Kenja Ventures, Inc., a Florida Corporation does hereby certify, represent and warrant that as of the date of closing:

1.               The representations and warranties of Seller and Seller Equityholder contained in Article 8 and elsewhere in the Purchase Agreement and all related documents are true and correct as of the Closing.

2.               That Seller Equityholders shall have in all respects performed and complied with all covenants, agreements, and conditions that the Purchase Agreement requires, and with all other related documents to be performed or complied with before or at the Closing.

3.               That Seller Equityholders have executed and delivered the Noncompetition Agreements, the Waivers, the Forms W-9 referred to in Section 8.22(e), and the Certificates of Non-foreign Status referred to in Section 11.3.

4.               That any buy-sell agreements exist between any parties relative to the shares being sold in Sellers they have been terminated.

5.               Seller has not incurred, or been threatened with, a material liability or casualty that would materially impair the value of it assets or the assets of the Business owned by Sellers.

6.               Seller Equityholders  has delivered to Buyer certificates representing all of the Purchased Equity Interests registered in the name of the Seller Equityholders (without any restrictive legend. Following the closing, Buyer shall have good and marketable title to 100% of the outstanding shares in each of the Sellers.

7.               Seller Equityholders, who are also the sole officers of Sellers, waive, release anad asserts that it has no claim, as appropriate, against the Sellers for unpaid dividends, bonuses, profit sharing, rights, or other claims of any kind, nature, or description and to the extent any such claims exist, Seller Equityholder waives, releases, and discharges all such claims, against Sellers and Buyers.

Dated this 29th day of October, 2007	/s/ Gregory Kenwood Gaines
Gregory Kenwood Gaines
Seller Equityholder

OFFICER RESIGNATIONS

RESIGNATION OF OFFICER AND DIRECTOR

Gregory Kenwood Gaines, the sole officer, director, and shareholder in Kenja II, Inc., a Florida Corporation, does hereby resign, effective as of the date of execution of this Agreement, from any and all offices held by him in Kenja II, Inc., and further resigns as a director.

Dated: October 29, 2007	/s/ Gregory Kenwood Gaines
Gregory Kenwood Gaines
Sole Officer and Director

RESIGNATION OF OFFICER AND DIRECTOR

Gregory Kenwood Gaines, the sole officer, director, and shareholder in Kenja Ventures, Inc., a Florida Corporation, does hereby resign, effective as of the date of execution of this Agreement, from any and all offices held by him in Kenja Ventures, Inc., and further resigns as a director.

Dated: October 29, 2007	/s/ Gregory Kenwood Gaines
Gregory Kenwood Gaines
Sole Officer and Director

SCHEDULE 7.4

LIEN SEARCH

DPPA-1. Litigation
GLBA - 1. Fraud Prevention or Detection

Name Variations/DBAs (3) | Telephone #s (1) | Addresses (3) | Profile Info (9)
Bankruptcies | Judgments & Liens (1) | Real Property | Additional Property
Licenses (1) | Associated Entities (6) | Sources (22)

FOR INFORMATIONAL PURPOSES ONLY
Copyright 2005 LexisNexis,
a division of Reed Elsevier Inc. All Rights Reserved

Name	Address	County	Phone
PLATINUM PLUS	362 JACOB RD COLUMBIA, SC 29210-8017	RICHLAND	(803 731-0555)

Name Variations

Name Variation(s) / DBA(s)	View Name Variation Sources

#	Name Variations
1.	ALL MY FRIENDS, INC.
2.	ALL YOUR FRIENDS, INC.
3.	PLATINUM PLUS

Telephones

Telephone(s)	Telephones (1) View Phone Variation Sources

#	Telephone Number
1.	(803) 731-0555

Addresses

Address Variation(s)	View Address Variation Sources

#	Address	County	MSA	Actions
1.	362 JACOB RD COLUMBIA, SC 29210	RICHLAND	Columbia, SC - 1760	Get Report
2.	7565 W 20TH AVE HIALEAH, FL 33014	MIAMI-DADE	Miami, FL - 5000	Get Report
3.	66 W FLAGLER ST 700 MIAMI, FL 33130	MIAMI-DADE	Miami, FL - 5000	Get Report

Profiles

Profile Information	Profile (2) | Executives (4) | Reg. Agents(2) | Company IDs(l) View Profile Sources

1. ALL MY FRIENDS, INC.
Company Name:	ALL MY FRIENDS, INC.
Date of Incorporation:	07 08 1986
State of Incorporation:	FL

Charter Number:	M36477
Status Of Incorporation:	ACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT
2. ALL YOUR FRIENDS INC.
Company Name:	ALL YOUR FRIENDS, INC.
Date of Incorporation:	21 01 1993
State of Incorporation:	FL
Charter Number:	P93000006088
Status Of Incorporation:	INACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT

Executive(s)

#	Name	Titles	Actions
1.	BRIDGES, CHARLES	PRESIDENT	Get Report
2.	JONE, AL	MANAGER
3.	RODRIGUEZ, JOSE R	DIRECTOR	Get Report
4.	WOOD, KEN	OWNER, PRESIDENT

Registered Agent(s)	View Registered Agent Sources

#	Name	Address
1.	NEWMAN FRANKLIN D	66 W FLAGLER ST STE 700 MIAMI, FL 33130-1885
2.	CHARLES BRIDGES	7565 W 20TH AVE HIALEAH, FL 33014-3728

Company ID Numbers	View Company ID Numbers Sources

Company ID Number
FEIN:	59-2838398
State ID(s):	FL, M36477 FL, P93000006088

Judgments/Liens

Lien Information	Liens (1)

1. UCC Record
Debtor 1
Name:	ALL MY FRIENDS, INC.
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Debtor 2
Name:	ALLMY FRIENDS, INC. C/O FRANK NEWMAN
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Debtor 3
Name:	TREASURE ISLAND, INC.

Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Debtor 4
Name:	TREASURE ISLAND, INC. C/O FRANK NEWMAN
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Secured Party 1
Name:	JOSE R, RODRIGUEZ
Addresses:	5527 WOODLAND LN FORT LAUDERDALE, FL 33312 FORT LAUDERDALE, FL 33312-6249
Secured Party 2
Name:	RODRIGUEZ, JOSE R.
Addresses:	5527 WOODLAND LN FORT LAUDERDALE, FL 33312 FORT LAUDERDALE, FL 33312-6249
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	12/10/2001
Original Filing Number:	200190522532

Licenses

Professional Licenses	View Professional License Sources

1. FL Professional License
State:	FL

Associated Entities

Person Associates	Person Associates (4) | Business Associates (2) View Person Associate Sources

#	Name	Title(s)	Address	Actions
1.	BRIDGES, CHARLES	PRESIDENT	7565 W 20TH AVE HIALEAH, FL 33014-3728	Get Report
2.	JONE, AL	MANAGER	362 JACOB RD COLUMBIA, SC 29210- 8017
3.	RODRIGUEZ, JOSE R	DIRECTOR VICE PRESIDENT TREASURER	73 E LAGOONA DR BRICKTOWN, NE	Get Report
4.	WOOD, KEN	OWNER PRESIDENT	362 JACOB RD COLUMBIA, SC 29210- 8017

Business Associates

#	Full Name	Address	Actions
1.	RODRIGUEZ JOSE R.	5527 WOODLAND LN FT LAUDERDALE. FL 33312-6249	Get Report
2.	TREASURE ISLAND, INC.	66 W FLAGLER ST STE 700	Get Re-

MIAMI, FL 33130-1885	port

Sources

Sources

All Sources	22 Source Documents
Business Finder	8 Source Documents
Dun & Bradstreet	1 Source Document
Corporate Filings	2 Source Documents
UCC Lien Filings	1 Source Document
Business Contacts	9 Source Documents
Professional Licenses	1 Source Document

Important: The Public Records and commercially available data sources used in Smartlinx(TM) Reports have errors. Data is sometimes entered poorly, processed incorrectly and is generally not free from defect. This system should not be relied upon as definitively accurate. Before relying on any data this system supplies, it should be independently verified. For Secretary of State documents, the information contained in the Smartlinx(TM) Reports is for information purposes only and is not an official record. Certified copies may be obtained from that individual state’s Department of State.

DPPA - 1. Litigation
GLBA - 1. Fraud Prevention or Detection

Name Variations/DBAs (10) | Telephone #s (2) | Addresses (6) | Profile Info (12)
Bankruptcies | Judgments & Liens (8) | Real Property (3) | Additional Property (8)
Licenses | Associated Entities (16) | Sources (78)

FOR INFORMATIONAL PURPOSES ONLY
Copyright 2005 LexisNexis,
a division of Reed Elsevier Inc. All Rights Reserved

Name	Address	County	Phone
PLATINUM PLUS COCKTAIL LOUNGE	7565 W 20TH AVE HIALEAH, FL 33014-3728	MIAMI-DADE	(305) 558-2221

Name Variations

Name Variation(s)/DBA(s)	View Name Variation Sources

Name Variations
1.	D/B/A TREASURE ISLAND RESTAURANT
2.	KENJA II, INC.
3.	KENJA VENTURE, INC.
4.	PLATIMUM PLUS
5.	PLATINIUM PLUS
6.	PLATINUM PLUS
7.	PLATINUM PLUS COCKTAIL LOUNGE
8.	PLATINUM PLUS LOUNGE
9.	TREASURE ISLAND INC CO
10.	TREASURE ISLAND RESTAURANT

Telephones

Telephone(s)	Telephones (2) View Phone Variation Sources

Telephone Number
1.	(305) 558-2221
2.	(803) 731-0555

Addresses

Address Variation(s)	View Address Variation Sources

	Address	County	MSA	Actions
1.	800 BUSH RIVER RD COLUMBIA, SC 29210	RICHLAND	Columbia, SC - 1760	Get Report
2.	800 BUSH RIVER RD B COLUMBIA, SC 29210	RICHLAND	Columbia, SC - 1760	Get Report
3.	7565 W 20TH AVE HIALEAH, FL 33014	MIAMI-DADE	Miami, FL - 5000	Get Report
4.	7565 W 20TH AVE 66 ST 66 700 HIALEAH, FL 33014	MIAMI-DADE	Miami, FL - 5000	Get Report

5.	66 W FLAGLER ST HIALEAH, FL 33014	MIAMI-DADE	Miami, FL - 5000	Get Report
6.	66 W FLAGLER ST 700 MIAMI, FL 33130	MIAMI-DADE	Miami, FL - 5000	Get Report

Profiles

Profile Information	Profile (3) | Executives (4) | Reg. Agents(2) | Industry Numbers (2) | Company IDs (1) View Profile Sources

1. KENJA II, INC.
Company Name:	KENJA II, INC.
Date of Incorporation:	12 01 1987
State of Incorporation:	FL
Charter Number:	M44682
Status Of Incorporation:	ACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT
2. KENJA VENTURE, INC.
Company Name:	KENJA VENTURE, INC.
Date of Incorporation:	07 08 1986
State of Incorporation:	FL
Charter Number:	M36477
Status Of Incorporation:	ACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT
3. TREASURE ISLAND, INC.
Company Name:	TREASURE ISLAND, INC.
Date of Incorporation:	12 01 1987
State of Incorporation:	FL
Charter Number:	M44682
Status Of Incorporation:	ACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT

Executive(s)

#	Name	Titles	Actions
1.	BRIDGES, CHARLES	FINANCE EXECUTIVE, HUMAN RESOURCES EXECUTIVE, OWNER, PRESIDENT, SALES EXECUTIVE	Get Report
2.	GAINES, GREGORY K	DIRECTOR, PRESIDENT
3.	LASKEY, THOMAS M	OWNER
4.	RODRIGUEZ, JOSE R	DIRECTOR	Get Report

Registered Agent(s)	View Registered Agent Sources

#	Name	Address
1.	BRIDGES CHARLES G	7565 W 20TH AVE HIALEAH, FL 33014-3728
2.	HAROLD F PURNELL	215 S MONROE ST TALLAHASSEE, FL 32301-1839

Industry Information	View Industry Information Sources

Industry Numbers
SIC Codes:	5813 DRINKING PLACES 5947 GIFT, NOVELTY, & SOUVENIR SHOPS

Company ID Numbers	View Company ID Numbers Sources

Company ID Numbers
FEIN:	59-2816767 59-2838398
State ID(s):	FL, M36477 FL, M44682

Judgments/Liens

Lien Information	Liens (8)

1. UCC Record
Debtor Information
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	Z-M LEASING CORP
Addresses:	151 ROUTE 59 AIRMONT, NY 10952 AIRMONT, NY 10952-3628
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	06/20/1988
Original Filing Number:	001880101693

2. UCC Record
Debtor Information
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	Z-M LEASING CORP
Addresses:	151 ROUTE 59 AIRMONT, NY 10952 AIRMONT, NY 10952-3628
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	08/15/1988
Original Filing Number:	001880135759

3. UCC Record
Debtor 1
Name:	ALL MY FRIENDS, INC.
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130

MIAMI, FL 33130-1885
Debtor 2
Name:	ALLMY FRIENDS, INC. C/O FRANK NEWMAN
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Debtor 3
Name:	TREASURE ISLAND, INC.
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Debtor 4
Name:	TREASURE ISLAND, INC. C/O FRANK NEWMAN
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Secured Party 1
Name:	JOSE R, RODRIGUEZ
Addresses:	5527 WOODLAND LN FORT LAUDERDALE, FL 33312 FORT LAUDERDALE, FL 33312-6249
Secured Party 2
Name:	RODRIGUEZ, JOSE R.
Addresses:	5527 WOODLAND LN FORT LAUDERDALE, FL 33312 FORT LAUDERDALE, FL 33312-6249
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	12/10/2001
Original Filing Number:	200190522532

4. UCC Record
Debtor Information
Name:	TREASURE ISLAND, INC.
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	CIT TECHNOLOGY FINANCING SERVICES, INC.
Addresses:	4600 TOUCHTON RD E BLDG 100 JACKSONVILLE, FL 32246 JACKSONVILLE, FL 32246-8299
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	06/25/2004
Original Filing Number:	200407263576

5. UCC Record
Debtor 1
Name:	TREASURE ISLAND INC.
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728

Debtor 2
Name:	TREASURE ISLAND RESTAURANT
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	REX LEASING CORPORATION
Addresses:	2270 NW 23RD ST MIAMI, FL 33142 MIAMI, FL 33142-8484
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	09/11/1995
Original Filing Number:	950000182679

6. UCC Record
Debtor 1
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Debtor 2
Name:	TREASURE ISLAND RESTAURANT
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	REX LESING CORPORATION
Addresses:	2270 NW 23RD ST MIAMI, FL 33142 MIAMI, FL 33142-8484
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	09/12/1995
Original Filing Number;	950000182679

7. UCC Record
Debtor Information
Name:	TREASURE ISLAND, INC.
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	ORIX CREDIT ALLIANCE, INC.
Addresses:	1625 NW AMBERGLEN PKWY STE 100 BEAVERTON, OR 97006 BEAVERTON, OR 97006-6908
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	12/06/1995
Original Filing Number:	950000244385

8. UCC Record

Debtor Information
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	LCOA INC
Addresses:	340 E BIG BEAVER RD # 560 TROY, MI 48083 TROY, MI 48083-1218
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	04/19/1999
Original Filing Number:	990000084260

Real Property

Real Property Assets	View Property Assets Sources

1. Property Record
County/FIPS:	MIAMI-DADE
Assessor’s Parcel Number:	04-2026-001-0512
Record Type:	ASSESSOR
Book Page:	018030004166
Subdivision Name:	CHAMBERS LAND COMPANY SUB IN SEC 26
Land Size:	30056
Legal Description:	26 52 40 .69 AC M/L SUB OF PB 2-68 BEG 25FTS OF NE COR LOT 13 WLY160FT SLY190.14FT ELY60FT SELY ARC DIST 110.22FT NLY185FT
Tax Year:	2001
Tax Amount:	$104.99
Total Market Value:	$30,056
Land Market Value:	$30, 056
Market Improvement Value:	$0
2. Property Record
County/FIPS:	MIAMI-DADE
Assessor’s Parcel Number:	04-2026-001-0512
Record Type:	ASSESSOR
Book Page:	000000000000
Subdivision Name:	CHAMBERS LAND COMPANY SUB IN SEC 26
Land Size:	30056
Legal Description:	26 52 40 .69 AC M/L SUB OF PB 2-68 BEG 25FTS OF NE COR LOT 13 WLY160FT SLY190.14FT ELY60FT SELY ARC DIST 110.22FT NLY185FT
Tax Year:	1999
Tax Amount:	$98.02
Total Market Value:	$4,323
Land Market Value:	$4,323
Market Improvement Value:	$0
3. Property Record
County/FIPS:	DADE

Seller:	ROYAL GROUP INVESTMENTS INC
Assessor’s Parcel Number:	0420260010512
Sale Price:	$500
Record Type:	DEED
Book Page:	018246003143
Land Use:	LAND (UNIMPROVED)
Document Type:	QUIT CLAIM DEED

Additional Property Motor Vehicles	Motor Vehicles (8) View Motor Vehicle Sources
Florida MVR’s
Registration Information
Registration Expiration Date:	03/31/2003
Title Information
Title Number:	0083354996
Title Status:	Original New
Vehicle Information
VIN:	5LMFU28RX1LJ09572
Model Year:	2001
Make:	Lincoln
Model:	Navigator
Vehicle Use:	Long Term Lease
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	U58HSB
Owner Information
Owner Type:	Y
Owner Name:	FORD CREDIT TITLING TRUST
Owner Address:	PO BOX 105704 ATLANTA, 30348-5704
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	03/31/2004
Title Information
Title Number:	0087382533
Title Status:	Original New
Vehicle Information
VIN:	5LMFU28R53LJ28033
Model Year:	2003
Make:	Lincoln
Model:	Navigator

Vehicle Use:	Private
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	U58HSB
Owner Information
Owner Type:	Y
Owner Name:	FORD CREDIT TITLING TRUST
Owner Address:	PO BOX 105704 ATLANTA, 30348-5704
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2005
Title Information
Title Number:	0089935210
Title Status:	Original New
Vehicle Information
VIN:	5LMFU28R44LJ19311
Model Year:	2004
Make:	Lincoln
Model:	Navigator
Vehicle Use:	Private
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	X13CTZ
Owner Information
Owner Type:	Y
Owner Name:	TREASURE ISLAND INC
Owner Address:	20TH HIALEAH, 33014-3728
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2005
Vehicle Information
VIN:	5LMFU28R44LJ19311
Model Year:	2004
Make:	Lincoln

Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	X13CTZ
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC.
Registrant Address:	20TH HIALEAH, FL 33014-3728
Florida MVR’s
Title Information
Title Number:	0089935210
Vehicle Information
VIN:	5LMFU28R44LJ19311
Model Year:	2004
Make:	Lincoln
Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
Owner Information
Owner Type:	Y
Owner Name:	TREASURE ISLAND INC.
Owner Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2006
Title Information
Title Number:	0092161447
Title Status:	Transfer
Vehicle Information
VIN:	5LMFU28535LJ06662
Model Year:	2005
Make:	Lincoln
Model:	Navigator
Vehicle Use:	Private
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	P966UP
Owner Information
Owner Type:	Y
Owner Name:	ADAMANY	JEROM	LOUIS
Owner Address:	20TH HIALEAH, 33014-3728
Owner DOB:	04 12 1968
Owner SSN:	527-33-XXXX

Owner Information
Owner Type:	Y
Owner Name:	KENJA II
Owner Address:	20TH HIALEAH, 33014-3728
Registrant Information
Registrant Type:
Registrant Name:	ADAMANY JEROM LOUIS
Registrant Address:	20TH HIALEAH, 33014-3728
Registrant DOB:	04 12 1968
Registrant SSN:	527-33-XXXX
Registrant Information
Registrant Type:
Registrant Name:	KENJA II
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Title Information
Title Number:	0092161447
Vehicle Information
VIN:	5LMFU28535LJ06662
Model Year:	2005
Make:	Lincoln
Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
Owner Information
Owner Type:	Y
Owner Name:	BRIDGES CHARLES GENE
Owner Address:	THOROUGHBRED SOUTHWEST RANCHES, 33330-2403
Owner Information
Owner Type:	Y
Owner Name:	TREASURE ISLAND INC.
Owner Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2006
Vehicle Information
VIN:	5LMFU28535LJ06662
Model Year:	2005
Make:	Lincoln
Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	X13CTZ

Registrant Information
Registrant Type:
Registrant Name:	CHARLES GENE BRIDGES
Registrant Address:	THOROUGHBRED SOUTHWEST RANCHES, FL 33330-2403
Registrant DOB:	10 02 1940
Registrant SSN:	237-56-XXXX
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC.
Registrant Address:	20TH HIALEAH, FL 33014-3728

Associated Entities
Person Associates (9) | Business Associates (7)
Person Associates	View Person Associate Sources

#	Name	Title(s)	Address	Actions
1.	BRIDG E, S	CHARLE	7565 W 20TH AVE HIALEAH, FL 33014-3728
2.	BRIDGES, CHARLES	FINANCE EXECUTIVE HUMAN RESOURCES EXECUTIVE OWNER PRESIDENT SALES EXECUTIVE	7565 W 20TH AVE HIALEAH, FL 33014-3728	Get Report
3.	ESPINOSA, CARLOS	DOMAIN TECHNICAL CONTACT	341 NW 135TH AVE MIAMI, FL 33182-1948	Get Report
4.	GAINES, GREGORY K	DIRECTOR PRESIDENT PTSD	7565 W 20TH AVE HIALEAH, FL 33014-3728
5.	GALARDI, DINO	DOMAIN ADMINISTRATIVE CONTACT	7565 W 20TH AVE HIALEAH, FL 33014-3728
6.	LASKEY, THOMAS M	OWNER	800 BUSH RIVER RD COLUMBIA, SC 29210- 7515
7.	R, RODRIGUEZ J	VP-TREASUR	7565 W 20TH AVE HIALEAH, FL 33014-3728
8.	RODRIGUEZ, JOSE R	DIRECTOR VICE PRESIDENT TREASURER	73 E LAGOONA DR BRICKTOWN, NE	Get Report
9.	TREASURE, ISLAND		7565 W 20TH AVE HIALEAH, FL 33014-3728

Business Associates

#	Full Name	Address	Actions
l.	ALL MY FRIENDS, INC.	66 W FLAGLER ST STE 700 MIAMI, FL 33130-1885	Get Report
2.	CIT TECHNOLOGY FINANCING SERVICES, INC.	4600 TOUCHTON RD E BLDG 100 JACKSONVILLE, FL 32246-8299	Get Report
3.	LCOA INC	340 E BIG BEAVER RD STE 560 TROY, MI 48083-1218	Get Report
4.	ORIX CREDIT ALLIANCE, INC.	1625 NW AMBERGLEN PKWY STE 100	Get Re-

5.	REX LESING CORPORATION	BEAVERTON, OR 97006-6908	port
6.	RODRIGUEZ JOSE R.	2270 NW 23RD ST MIAMI, FL 33142-8484	Get Report
7.	TREASURE ISLAND RESTAURANT	5527 WOODLAND LN FT LAUDERDALE, FL 33312-6249	Get Report
		7565 W 20TH AVE HIALEAH, FL 33014-3728	Get Report

Sources

Sources

All Sources	78 Source Documents
Business Finder	15 Source Documents
Dun & Bradstreet	1 Source Document
Corporate Filings	5 Source Documents
UCC Lien Filings	8 Source Documents
Business Contacts	34 Source Documents
Property	3 Source Documents
Internet Domain Registrations	1 Source Document
Motor Vehicle Registrations	8 Source Documents
Experian Business Reports	3 Source Documents

Important: The Public Records and commercially available data sources used in Smartlinx(TM) Reports have errors. Data is sometimes entered poorly, processed incorrectly and is generally not free from defect. This system should not be relied upon as definitively accurate. Before relying on any data this system supplies, it should be independently verified. For Secretary of State documents, the information contained in the Smartlinx(TM) Reports is for information purposes only and is not an official record. Certified copies may be obtained from that individual state’s Department of State.

DPPA - 1. Litigation
GLBA - 1. Fraud Prevention or Detection

Name Variations/DBAs (10) | Telephone #s (2) | Addresses (6) | Profile Info (12)
Bankruptcies | Judgments & Liens (8) | Real Property (3) | Additional Property (8)
Licenses | Associated Entities (16) | Sources (78)

FOR INFORMATIONAL PURPOSES ONLY
Copyright 2005 LexisNexis,
 a division of Reed Elsevier Inc. All Rights Reserved

Name	Address	County	Phone
PLATINUM PLUS COCKTAIL LOUNGE	7565 W 20TH AVE HIALEAH, FL 33014-3728	MIAMI-DADE	(305) 558-2221

Name Variations

Name Variation(s)/DBA(s)	View Name Variation Sources

#	Name Variations
1.	D/B/A TREASURE ISLAND RESTAURANT
2.	KENJA II, INC.
3.	KENJA VENTURE, INC.
4.	PLATIMUM PLUS
5.	PLATINIUM PLUS
6.	PLATINUM PLUS
7.	PLATINUM PLUS COCKTAIL LOUNGE
8.	PLATINUM PLUS LOUNGE
9.	TREASURE ISLAND INC CO
10.	TREASURE ISLAND RESTAURANT

Telephones

Telephones(s)	Telephones (2) View Phone Variation Sources

#	Telephone Number
1.	(305) 558-2221
2.	(803) 731-0555

Addresses

Address Variation(s)	View Address Variation Sources

#	Address	County	MSA	Actions
1.	800 BUSH RIVER RD COLUMBIA, SC 29210	RICHLAND	Columbia, SC - 1760	Get Report
2.	800 BUSH RIVER RD B COLUMBIA, SC 29210	RICHLAND	Columbia, SC - 1760	Get Report
3.	7565 W 20TH AVE HIALEAH, FL 33014	MIAMI-DADE	Miami, FL - 5000	Get Report
4.	7565 W 20TH AVE 66 ST 66 700 HIALEAH, FL 33014	MIAMI-DADE	Miami, FL - 5000	Get Report

5.	66 W FLAGLER ST HIALEAH, FL 33014	MIAMI-DADE	Miami, FL - 5000	Get Report
6.	66 W FLAGLER ST 700 MIAMI, FL 33130	MIAMI-DADE	Miami, FL - 5000	Get Report

Profiles

Profile (3) | Executives (4) | Reg. Agents(2) | Industry
Numbers (2) | Company IDs (1)
Profile Information	View Profile Sources

1: KENJA II, INC.
Company Name:	KENJA II, INC.
Date of Incorporation:	12 01 1987
State of Incorporation:	FL
Charter Number:	M44682
Status Of Incorporation:	ACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT
2: KENJA VENTURE, INC.
Company Name:	KENJA VENTURE, INC.
Date of Incorporation:	07 08 1986
State of Incorporation:	FL
Charter Number:	M36477
Status Of Incorporation:	ACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT
3: TREASURE ISLAND, INC.
Company Name:	TREASURE ISLAND, INC.
Date of Incorporation:	12 01 1987
State of Incorporation:	FL
Charter Number:	M44682
Status Of Incorporation:	ACTIVE
Corporation Structure:	DOMESTIC FOR PROFIT

Executive(s)

#	Name	Titles	Actions
1.	BRIDGES, CHARLES	FINANCE EXECUTIVE, HUMAN RESOURCES EXECUTIVE, OWNER, PRESIDENT, SALES EXECUTIVE	Get Report
2.	GAINES, GREGORY K	DIRECTOR, PRESIDENT
3.	LASKEY, THOMAS M	OWNER
4.	RODRIGUEZ, JOSE R	DIRECTOR	Get Report

Registered Agent(s)	View Registered Agent Sources

#	Name	Address
1.	BRIDGES CHARLES G	7565 W 20TH AVE HIALEAH, FL 33014-3728
2.	HAROLD F PURNELL	215 S MONROE ST TALLAHASSEE, FL 32301-1839

Industry Information	View Industry Information Sources

Industry Numbers:
SIC Codes:	5813 DRINKING PLACES 5947 GIFT, NOVELTY, & SOUVENIR SHOPS

Company ID Numbers	View Company ID Numbers Sources

Company ID Numbers:
FEIN:	59-2816767 59-2838398
State ID(s):	FL, M36477 FL, M44682

Judgments/Liens

Lien Information	Liens (8)

1. UCC Record
Debtor Information
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	Z-M LEASING CORP
Addresses:	151 ROUTE 59 AIRMONT, NY 10952 AIRMONT, NY 10952-3628
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	06/20/1988
Original Filing Number:	001880101693

2. UCC Record
Debtor Information
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	Z-M LEASING CORP
Addresses:	151 ROUTE 59 AIRMONT, NY 10952 AIRMONT, NY 10952-3628
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	08/15/1988
Original Filing Number:	001880135759

3. UCC Record
Debtor 1
Name:	ALL MY FRIENDS, INC.
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130

MIAMI, FL 33130-1885
Debtor 2
Name:	ALLMY FRIENDS, INC. C/O FRANK NEWMAN
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Debtor 3
Name:	TREASURE ISLAND, INC.
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Debtor 4
Name:	TREASURE ISLAND, INC. C/O FRANK NEWMAN
Addresses:	66 W FLAGLER ST STE 700 MIAMI, FL 33130 MIAMI, FL 33130-1885
Secured Party 1
Name:	JOSE R, RODRIGUEZ
Addresses:	5527 WOODLAND LN FORT LAUDERDALE, FL 33312 FORT LAUDERDALE, FL 33312-6249
Secured Party 2
Name:	RODRIGUEZ,JOSE R.
Addresses:	5527 WOODLAND LN FORT LAUDERDALE, FL 33312 FORT LAUDERDALE, FL 33312-6249
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	12/10/2001
Original Filing Number:	200190522532

4. UCC Record
Debtor Information
Name:	TREASURE ISLAND, INC.
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	CIT TECHNOLOGY FINANCING SERVICES, INC.
Addresses:	4600 TOUCHTON RD E BLDG 100 JACKSONVILLE, FL 32246 JACKSONVILLE, FL 32246-8299
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	06/25/2004
Original Filing Number:	200407263576

5. UCC Record
Debtor 1
Name:	TREASURE ISLAND INC.
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728

Debtor 2
Name:	TREASURE ISLAND RESTAURANT
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	REX LEASING CORPORATION
Addresses:	2270 NW 23RD ST MIAMI, FL 33142 MIAMI, FL 33142-8484
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	09/11/1995
Original Filing Number:	950000182679

6. UCC Record
Debtor 1
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Debtor 2
Name:	TREASURE ISLAND RESTAURANT
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	REX LESING CORPORATION
Addresses:	2270 NW 23RD ST MIAMI, FL 33142 MIAMI, FL 33142-8484
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	09/12/1995
Original Filing Number:	950000182679

7. UCC Record
Debtor Information
Name:	TREASURE ISLAND, INC.
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	ORIX CREDIT ALLIANCE, INC.
Addresses:	1625 NW AMBERGLEN PKWY STE 100 BEAVERTON, OR 97006 BEAVERTON, OR 97006-6908
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	12/06/1995
Original Filing Number:	950000244385

8. UCC Record
Debtor Information
Name:	TREASURE ISLAND INC
Addresses:	7565 W 20TH AVE HIALEAH, FL 33014 HIALEAH, FL 33014-3728
Secured Party Information
Name:	LCOA INC
Addresses:	340 E BIG BEAVER RD # 560 TROY, MI 48083 TROY, MI 48083-1218
Lien Information
Filing Jurisdiction:	FL
Filing Jurisdiction Name:	FLORIDA
Original Filing Date:	04/19/1999
Original Filing Number:	990000084260

Real Property

Real Property Assets	View Property Assets Sources

1. Property Record
County/FIPS:	MIAMI-DADE
Assessor’s Parcel Number:	04-2026-001-0512
Record Type:	ASSESSOR
Book Page:	018030004166
Subdivision Name:	CHAMBERS LAND COMPANY SUB IN SEC 26
Land Size:	30056
Legal Description:	26 52 40 .69 AC M/L SUB OF PB 2-68 BEG 25FTS OF NE COR LOT 13 WLY160FT SLY190.14FT ELY60FT SELY ARC DIST 110.22FT NLYI85FT
Tax Year:	2001
Tax Amount:	$104.99
Total Market Value:	$30,056
Land Market Value:	$30,056
Market Improvement Value:	$0
2. Property Record
County/FIPS:	MIAMI-DADE
Assessor’s Parcel Number:	04-2026-001-0512
Record Type:	ASSESSOR
Book Page:	000000000000
Subdivision Name:	CHAMBERS LAND COMPANY SUB IN SEC 26
Land Size:	30056
Legal Description:	26 52 40 .69 AC M/L SUB OF PB 2-68 BEG 25FTS OF NE COR LOT 13 WLY160FT SLY190.14FT ELY60FT SELY ARC DIST 110.22FT NLY185FT
Tax Year:	1999
Tax Amount:	$98.02
Total Market Value:	$4,323
Land Market Value:	$4;323
Market Improvement Value:	$0
3. Property Record
County/FIPS:	DADE

Seller:	ROYAL GROUP INVESTMENTS INC
Assessor’s Parcel Number:	0420260010512
Sale Price:	$500
Record Type:	DEED
Book Page:	018246003143
Land Use:	LAND (UNIMPROVED)
Document Type:	QUIT CLAIM DEED

Additional Property Motor Vehicles	Motor Vehicles (8) View Motor Vehicle Sources

Florida MVR’s
Registration Information
Registration Expiration Date:	03/31/2003
Title Information
Title Number:	0083354996
Title Status:	Original New
Vehicle Information
VIN:	5LMFU28RX1LJ09572
Model Year:	2001
Make:	Lincoln
Model:	Navigator
Vehicle Use:	Long Term Lease
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	U58HSB
Owner Information
Owner Type:	Y
Owner Name:	FORD CREDIT TITLING TRUST
Owner Address:	PO BOX 105704
ATLANTA, 30348-5704
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	03/31/2004
Title Information
Title Number:	0087382533
Title Status:	Original New
Vehicle Information
VIN:	5LMFU28R53LJ28033
Model Year:	2003
Make:	Lincoln
Model:	Navigator

Vehicle Use:	Private
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	U58HSB
Owner Information
Owner Type:	Y
Owner Name:	FORD CREDIT TITLING TRUST
Owner Address:	PO BOX 105704 ATLANTA, 30348-5704
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2005
Title Information
Title Number:	0089935210
Title Status:	Original New
Vehicle Information
VIN:	5LMFU28R44LJ19311
Model Year:	2004
Make:	Lincoln
Model:	Navigator
Vehicle Use:	Private
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	X13CTZ
Owner Information
Owner Type:	Y
Owner Name:	TREASURE ISLAND INC
Owner Address:	20TH HIALEAH, 33014-3728
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2005
Vehicle Information
VIN:	5LMFU28R44LJ19311
Model Year:	2004
Make:	Lincoln

Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	X13CTZ
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC.
Registrant Address:	20TH HIALEAH, FL 33014-3728
Florida MVR’s
Title Information
Title Number:	0089935210
Vehicle Information
VIN:	5LMFU28R44LJ19311
Model Year:	2004
Make:	Lincoln
Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
Owner Information
Owner Type:	Y
Owner Name:	TREASURE ISLAND INC.
Owner Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2006
Title Information
Title Number:	0092161447
Title Status:	Transfer
Vehicle Information
VIN:	5LMFU28535LJ06662
Model Year:	2005
Make:	Lincoln
Model:	Navigator
Vehicle Use:	Private
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	P966UP
Owner Information
Owner Type:	Y
Owner Name:	ADAMANY JEROM LOUIS
Owner Address:	20TH HIALEAH, 33014-3728
Owner DOB:	04 12 1968
Owner SSN:	527-33-XXXX

Owner Information
Owner Type:	Y
Owner Name:	KENJA II
Owner Address:	20TH HIALEAH, 33014-3728
Registrant Information
Registrant Type:
Registrant Name:	ADAMANY JEROM LOUIS
Registrant Address:	20TH HIALEAH, 33014-3728
Registrant DOB:	04 12 1968
Registrant SSN:	527-33-XXXX
Registrant Information
Registrant Type:
Registrant Name:	KENJA II
Registrant Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Title Information
Title Number:	0092161447
Vehicle Information
VIN:	5LMFU28535LJ06662
Model Year:	2005
Make:	Lincoln
Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
Owner Information
Owner Type:	Y
Owner Name:	BRIDGES CHARLES GENE
Owner Address:	THOROUGHBRED SOUTHWEST RANCHES, 33330-2403
Owner Information
Owner Type:	Y
Owner Name:	TREASURE ISLAND INC.
Owner Address:	20TH HIALEAH, 33014-3728
Florida MVR’s
Registration Information
Registration Expiration Date:	06/30/2006
Vehicle Information
VIN:	5LMFU28535LJ06662
Model Year:	2005
Make:	Lincoln
Model:	Navigator
Cylinders:	8
Engine Size:	330
Body Style:	4 Dr Wagon Sport Utility
License Plate Number:	X13CTZ

Registrant Information
Registrant Type:
Registrant Name:	CHARLES GENE BRIDGES
Registrant Address:	THOROUGHBRED SOUTHWEST RANCHES, FL 33330-2403
Registrant DOB:	10 02 1940
Registrant SSN:	237-56-XXXX
Registrant Information
Registrant Type:
Registrant Name:	TREASURE ISLAND INC.
Registrant Address:	20TH HIALEAH, FL 33014-3728

Associated Entities
Person Associates (9) | Business Associates (7)
Person Associates	View Person Associate Sources

#	Name	Title(s)	Address	Actions
1.	BRIDG E, S	CHARLE	7565 W 20TH AVE HIALEAH, FL 33014-3728
2.	BRIDGES, CHARLES	FINANCE EXECUTIVE HUMAN RESOURCES EXECUTIVE OWNER PRESIDENT SALES EXECUTIVE	7565 W 20TH AVE HIALEAH, FL 33014-3728	Get Report
3.	ESPINOSA, CARLOS	DOMAIN TECHNICAL CONTACT	341 NW 135TH AVE MIAMI, FL 33182-1948	Get Report
4.	GAINES, GREGORY K	DIRECTOR PRESIDENT PTSD	7565 W 20TH AVE HIALEAH, FL 33014-3728
5.	GALARDI, DINO	DOMAIN ADMINISTRATIVE CONTACT	7565 W 20TH AVE HIALEAH, FL 33014-3728
6.	LASKEY, THOMAS M	OWNER	800 BUSH RIVER RD COLUMBIA, SC 29210-7515
7.	R, RODRIGUEZ J	VP-TREASUR	7565 W 20TH AVE HIALEAH, FL 33014-3728
8.	RODRIGUEZ, JOSE R	DIRECTOR VICE PRESIDENT TREASURER	73 E LAGOONA DR BRICKTOWN, NE	Get Report
9.	TREASURE, ISLAND		7565 W 20TH AVE HIALEAH, FL 33014-3728

Business Associates

#	Full Name	Address	Actions
1.	ALL MY FRIENDS, INC.	66 W FLAGLER ST STE 700 MIAMI, FL 33130-1885	Get Report
2.	CIT TECHNOLOGY FINANCING SERVICES, INC.	4600 TOUCHTON RD E BLDG 100 JACKSONVILLE, FL 32246-8299	Get Report
3.	LCOA INC	340 E BIG BEAVER RD STE 560 TROY, MI 48083-1218	Get Report
4.	ORIX CREDIT ALLIANCE, INC.	1625 NW AMBERGLEN PKWY STE 100 BEAVERTON, OR 97006-6908	Get Report

5.	REX LESING CORPORATION	2270 NW 23RD ST MIAMI, FL 33142-8484	Get Report
6.	RODRIGUEZ JOSE R.	5527 WOODLAND LN FT LAUDERDALE, FL 33312-6249	Get Report
7.	TREASURE ISLAND RESTAURANT	7565 W 20TH AVE HIALEAH, FL 33014-3728	Get Report

Sources

Sources

All Sources	78 Source Documents
Business Finder	15 Source Documents
Dun & Bradstreet	1 Source Document
Corporate Filings	5 Source Documents
UCC Lien Filings	8 Source Documents
Business Contacts	34 Source Documents
Property	3 Source Documents
Internet Domain Registrations	1 Source Document
Motor Vehicle Registrations	8 Source Documents
Experian Business Reports	3 Source Documents

Important: The Public Records and commercially available data sources used in Smartlinx(TM) Reports have errors. Data is sometimes entered poorly, processed incorrectly and is generally not free from defect. This system should not be relied upon as definitively accurate. Before relying on any data this system supplies, it should be independently verified. For Secretary of State documents, the information contained in the Smartlinx(TM) Reports is for information purposes only and is not an official record. Certified copies may be obtained from that individual state’s Department of State.

SCHEDULE 8.1

List of Assumed Names

Seller and Selling Shareholder represent that no assumed names have been used in the previous five years by seller, except for the name ‘Platinum Plus”

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

(INITIALED: KW)

SCHEDULE 8.2

ARTICLES OF INCORPORATION AND BY-LAWS

 (To be supplied by Seller Equityholders)

See attached pages

(HANDWITTEN: DELIVERED AT CLOSING)

(INITIALED: KW)

SCHEDULE 8.3

SHAREHOLDERS AND STOCK CERTIFICATE NUMBERS

1.                                      Kenja II, a Florida Corporation         Certificate No:  15             Holder: Gregory Kenwood Gaines

2.                                      Kenja Ventures Inc, a Florida Corporation  Certificate No:   14             Holder: Gregory Kenwood Gaines

(INITIALED: MO, KW)

CERTIFICATE                                                                    No. 14

	From whom transferred			Received Certificate No.
For Shares				for Shares
Issued to	Dated /19			on /19
	NO. ORIGINAL CERTIFICATE	NO. OF ORIGINAL SHARES	NO. OF SHARES TRANSFERRED
Dated /19

No. 14	ORGANIZED UNDER THE LAWS OF	500
THE STATE OF FLORIDA

ALL MY FRIENDS, INC.

500 SHARES COMMON STOCK, $1.00 PAR VALUE

This Certifies that G. KENWOOD GAINES is hereby issued Five Hundred fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized offices and its Corporate Seal to be hereunto affixed this 15 day of June A.D. 2005.

/s/ Illegible	/s/ Illegible
SECRETARY	PRESIDENT

CERTIFICATE                                                                     No. 15

	From whom transferred			Received Certificate No.
For Shares				for Shares
Issued to	Dated /19			on /19
	NO. ORIGINAL CERTIFICATE	NO. OF ORIGINAL SHARES	NO. OF SHARES TRANSFERRED
Dated /19

No. 15	ORGANIZED UNDER THE LAWS OF	500
THE STATE OF FLORIDA

Treasure Island, Inc.

500 SHARES COMMON STOCK, $1.00 PAR VALUE

This Certifies that G. KENWOOD GAINES is hereby issued Five Hundred fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized offices and its Corporate Seal to be hereunto affixed this 15 day of June A.D. 2005.

/s/ Illegible	/s/ Illegible
SECRETARY	PRESIDENT

CERTIFICATE                                                                     No. 15

	From whom transferred			Received Certificate No.
For Shares				for Shares
Issued to	Dated /19			on /19
	NO. ORIGINAL CERTIFICATE	NO. OF ORIGINAL SHARES	NO. OF SHARES TRANSFERRED
Dated /19

No. 15	ORGANIZED UNDER THE LAWS OF	500
THE STATE OF FLORIDA

Treasure Island, Inc.

500 SHARES COMMON STOCK, $1.00 PAR VALUE

This Certifies that G. KENWOOD GAINES is hereby issued Five Hundred fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized offices and its Corporate Seal to be hereunto affixed this 15 day of June A.D. 2005.

/s/ Illegible	/s/ Illegible
SECRETARY	PRESIDENT

CERTIFICATE                                                                    No. 14

	From whom transferred			Received Certificate No.
For Shares				for Shares
Issued to	Dated /19			on /19
	NO. ORIGINAL CERTIFICATE	NO. OF ORIGINAL SHARES	NO. OF SHARES TRANSFERRED
Dated /19

No. 14	ORGANIZED UNDER THE LAWS OF	500
THE STATE OF FLORIDA

ALL MY FRIENDS, INC.

500 SHARES COMMON STOCK, $1.00 PAR VALUE

This Certifies that G. KENWOOD GAINES is hereby issued Five Hundred fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized offices and its Corporate Seal to be hereunto affixed this 15 day of June A.D. 2005.

/s/ Illegible	/s/ Illegible
SECRETARY	PRESIDENT

SCHEDULE 8.6

GOVERNMENTAL AND SHAREHOLDER APPROVALS

(To be supplied by Seller Equityholders)

1.             Governmental Approvals

a.               The Florida Alcoholic Beverage Commission – Transfer of Liquor Licenses and Permits

b.               City of Hialeah Adult Entertainment Licenses

2.             Shareholder Approvals

A.            Gregory Kenwood Gaines - Shareholder Approval is attached

(INITIALED: KW)

State of Florida

[GRAPHIC]

Department of State

I certify from the records of this office that KENJA II, INC. is a corporation organized under the laws of the State of Florida, filed on January 12, 1987.

The document number of this corporation is M44682.

I further certify that said corporation has paid all fees due this office through December 31, 2007, that its most recent annual report/uniform business report was filed on March 27, 2007, and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

Given under my hand and the Great Seal of the State of Florida at Tallahassee, the Capitol, this the Sixteenth day of October, 2007
[SEAL]	/s/ Kurt S. Browning
CR2EO22 (01-07)	Kurt S. Browning Secretary of State

State of Florida

[GRAPHIC]

Department of State

I certify from the records of this office that KENJA VENTURE, INC. is a corporation organized under the laws of the State of Florida, filed on August 7, 1986.

The document number of this corporation is M36477.

I further certify that said corporation has paid all fees due this office through December 31, 2007, that its most recent annual report/uniform business report was filed on March 27, 2007, and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

Given under my hand and the Great Seal of the State of Florida at Tallahassee, the Capitol, this the Sixteenth day of October, 2007
[SEAL]	/s/ Kurt S. Browning
CR2EO22 (01-07)	Kurt S. Browning Secretary of State

Buyer hereby acknowledges that the requirements of Section 5.4 of the Stock Purchase agreement dated September 14, 2007 between Kenja II, Inc., VCG Holding Corporation and others have been satisfied.

VCG HOLDING CORPORATION

By:	/s/ Micheal L. Ocello
(HANDWRITTEN: PRESIDENT)

Date: 10/29/07

(INITIALED: MO, KW)

KENJA II, Inc.

CERTIFICATE OF SECRETARY

I, Gregory Kenwood Gaines, Secretary of Kenja II, Inc. a Florida Corporation (the “Company”) hereby certify as follows:

1.                                       That Exhibit A, attached hereto and made a part of this Certificate is a true copy of votes duly adopted by the unanimous written consent of shareholder dated October 29, 2007, and that said votes are still in full force and effect, and have not been amended or revoked as of the date hereof.

2.                                       That Exhibit B, attached hereto and made a part of this Certificate, is a true and complete copy of the Articles of Incorporation of the Company, as amended to date and that Exhibit C, attached hereto and made a part of this Certificate, is a true and complete copy of the Bylaws of the Company in effect as of the date hereof.

3.                                       That the following is a true and correct list of the names of certain officer of the Company as of the date hereof, together with a specimen of his or her signature:

OFFICE	NAME OF OFFICER	SIGNATURE

President	Gregory Kenwood Gaines a/k/a Ken Wood

4.                                       That each of the above officers is duly qualified and holds his or her office on the date of this Certificate.

WITNESS my hand as of 10-29, 2007.

KENJA II, INC.

By:	/s/ G. Kenwood Gaines
Secretary

(INITIALED: KW)

KENJA II, INC.

OFFICER’S CERTIFICATE

I, Gregory Kenwood Gaines, hereby certify as follows:

I am the President of Kenja II, Inc., a Florida Corporation (the “Company”), and as such, I am authorized to execute and deliver this Certificate.

Attached hereto is a true and complete copy of the Unanimous Written Consent in Lieu of Meeting of the Sole Shareholder of the Company, dated 10-29, 2007, the resolutions in which were validly adopted, are in full force and effect, and have not been amended as of the date of this Certificate.

IN WITNESS WHEREOF, I have set my hand this 29 day of October, 2007.

/s/ G. Kenwood Gaines
Gregory Kenwood Gaines
President, Kenja II, Inc.

(INITIALED: KW)

UNANIMOUS WRITTEN CONSENT

IN LIEU OF MEETING OF THE SOLE SHAREHOLDER OF KENJA II, INC.

Pursuant to the applicable laws of the State of Florida, the undersigned, being the sole shareholder of Kenja II, Inc. a Florida corporation (the “Company”), does hereby unanimously consent to and adopt the following resolutions as of the date hereof, which shall have the same force and effect as if adopted by unanimous affirmative vote at a meeting of the shareholders of the Company duly called and held, and does hereby waive all requirements of notice.

WHEREAS, pursuant to the applicable code section, all corporate powers relating to the Company are to be exercised, and all business and affairs of the Company are to be managed under the direction of its shareholders, based on the election made by the Company in its Articles of Organizations, filed                                                        with the Florida Secretary of State’s office; and

WHEREAS, a Stock Purchase Agreement (“the Stock Purchase Agreement”) by and between VCG Holding Corporation, a Colorado corporation on behalf of a Florida corporation to be formed (“VCG”) and the Company, a draft of which is attached hereto, which provides for the purchase of all of the Company’s issued and outstanding shares of stock by VCG, has been presented to and reviewed by the undersigned sole shareholder of the Company; and

WHEREAS, the undersigned sole shareholder of the Company has determined that the transactions described in the Stock Purchase Agreement are in the best interests of the Company and of the undersigned sole shareholder;

NOW THEREFOR, IT IS RESOLVED that it is in the best interests of the Company and of undersigned sole shareholder to execute and deliver the Stock Purchase Agreement, and

IT IS FURTHER RESOLVED that the President of the Company hereby is authorized and directed to:  (1) execute and deliver the Stock Purchase Agreement in substantially the form presented to the undersigned, with such modification as he may deem necessary and appropriate, and (2) perform all such other acts as he in his sole discretion may deem necessary and appropriate in order to carry out the intent of the foregoing resolutions and to perform fully the obligations set forth in the Stock Purchase Agreement.

IN WITNESS WHEREOF, the undersigned, being the sole shareholder of the Company, has hereunto set his hand as of this 29 day of October, 2007.

/s/ G. Kenwood Gaines
Gregory Kenwood Gaines

(INITIALED: KW)

KENJA, Inc.

CERTIFICATE OF SECRETARY

I, Gregory Kenwood Gaines, Secretary of Kenja Ventures, Inc. a Florida Corporation (the “Company”) hereby certify as follows:

1.                                       That Exhibit A, attached hereto and made a part of this Certificate is a true copy of votes duly adopted by the unanimous written consent of shareholder dated 10-29, 2007, and that said votes are still in full force and effect, and have not been amended or revoked as of the date hereof.

2.                                       That Exhibit B, attached hereto and made a part of this Certificate, is a true and complete copy of the Articles of Incorporation of the Company, as amended to date and that Exhibit C, attached hereto and made a part of this Certificate, is a true and complete copy of the Bylaws of the Company in effect as of the date hereof.

3.                                       That the following is a true and correct list of the names of certain officer of the Company as of the date hereof, together with a specimen of his or her signature:

OFFICE	NAME OF OFFICER	SIGNATURE

President	Gregory Kenwood Gaines a /k/a Ken Wood

4.                                       That each of the above officers is duly qualified and holds his or her office on the date of this Certificate.

WITNESS my hand as of October 29, 2007.

KENJA VENTURES, INC.

By:	/s/ G. Kenwood Gaines
Secretary

KENJA VENTURES, INC.

OFFICER’S CERTIFICATE

I, Gregory Kenwood Gaines, hereby certify as follows:

I am the President of Kenja Ventures, Inc., a Florida Corporation (the “Company”), and as such, I am authorized to execute and deliver this Certificate.

Attached hereto is a true and complete copy of the Unanimous Written Consent in Lieu of Meeting of the Sole Shareholder of the Company, dated 10-29, 2007, the resolutions in which were validly adopted, are in full force and effect, and have not been amended as of the date of this Certificate.

IN WITNESS WHEREOF, I have set my hand this 29 day of October, 2007.

/s/ G. Kenwood Gaines
Gregory Kenwood Gaines
President, Kenja II, Inc.

UNANIMOUS WRITTEN CONSENT

IN LIEU OF MEETING OF THE SOLE SHAREHOLDER OF KENJA

VENTURES, INC.

Pursuant to the applicable laws of the State of Florida, the undersigned, being the sole shareholder of Kenja Ventures, Inc. a Florida corporation (the “Company”), does hereby unanimously consent to and adopt the following resolutions as of the date hereof, which shall have the same force and effect as if adopted by unanimous affirmative vote at a meeting of the shareholders of the Company duly called and held, and does hereby waive all requirements of notice.

WHEREAS, pursuant to the applicable code section, all corporate powers relating to the Company are to be exercised, and all business and affairs of the Company are to be managed under the direction of its shareholders, based on the election made by the Company in its Articles of Organizations, filed                                                     with the Florida Secretary of State’s office; and

WHEREAS, a Stock Purchase Agreement (“the Stock Purchase Agreement”) by and between VCG Holding Corporation, a Colorado corporation on behalf of a Florida corporation to be formed (“VCG”) and the Company, a draft of which is attached hereto, which provides for the purchase of all of the Company’s issued and outstanding shares of stock by VCG, has been presented to and reviewed by the undersigned sole shareholder of the Company; and

WHEREAS, the undersigned sole shareholder of the Company has determined that the transactions described in the Stock Purchase Agreement are in the best interests of the Company and of the undersigned sole shareholder;

NOW THEREFOR, IT IS RESOLVED that it is in the best interests of the Company and of undersigned sole shareholder to execute and deliver the Stock Purchase Agreement, and

IT IS FURTHER RESOLVED that the President of the Company hereby is authorized and directed to:  (1) execute and deliver the Stock Purchase Agreement in substantially the form presented to the undersigned, with such modification as he may deem necessary and appropriate, and (2) perform all such other acts as he in his sole discretion may deem necessary and appropriate in order to carry out the intent of the foregoing resolutions and to perform fully the obligations set forth in the Stock Purchase Agreement.

IN WITNESS WHEREOF, the undersigned, being the sole shareholder of the Company, has hereunto set his hand as of this 29 day of October, 2007.

/s/ G. Kenwood Gaines
Gregory Kenwood Gaines

I, Gregory Kenwood Gaines, President of Kenja II, Inc., hereby authorize the transfer of the City of Hialeah Occupation License numbers 5812-45, 5813-2, and 5813A-5 located at 7565 W. 20th Avenue, Hialeah, Florida in the business name of Platinum Plus to VCG Holding Corporation as 100% Stockholder, effective October 29, 2007.

Dated this 29th day of October, 2007

/s/ Gregory Kenwood Gaines
Gregory Kenwood Gaines

SCHEDULE 8.9

Licenses and Permits

(To be supplied by Seller Equityholders)

(HANDWRITTEN: DELIVERED AT CLOSING)

SCHEDULE 8.10

FINANCIAL INFORMATION

 (To be supplied by Seller Equityholders)

(INITIALED: KW)

BURKETT BURKETT & BURKETT
Certified Public Accountants, P.A.
PO Box 2044
West Columbia SC 29171
803-794-3712

KENJA II, INC
PLATINUM PLUS MIAMI
800 BUSH RIVER RD STE B
COLUMBIA, SC 29210

We have compiled the accompanying statement of assets, liabilities and stockholders equity income tax basis of KENJA II, INC, a corporation, as of August 31, 2007, the related statement of revenues and expenses - income tax basis for the eight months ending August 31, 2007 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is [Illegible] to presenting in the form of financial statements information fees is the representation of management. We have [Illegible]audited or [Illegible]the accompanying financial statements and, accordingly, do not express an opinion or any other force of assurance on them.

Management has elected to omit all of the disclosures ordinarily included in the financial statements prepared on the income tax basis. If the [Illegible]disclosures were included in the financial statements, they might influence the user’s conclusions about the company’s assets, liabilities, members’ equity, revenues and expenses. Accordingly, these financial statements are not designed for those who are not informed about such matters.

BURKETT BURKETT & BURKETT, CPAS, P.A.

October 13, 2007

PLATINUM PLUS MIAMI
BALANCE SHEET
AUGUST 31, 2007

ASSETS

CURRENT ASSETS
CASH ON HAND	$ [Illegible]
CASH-ATM-REGIONS BANK	[Illegible]
CASH-CREDIT CARD	[Illegible]
INVENTORY	[Illegible]

TOTAL CURRENT ASSETS	[Illegible]

FIXED ASSETS
BUILDING IMPROVEMENTS I	$ [Illegible]
BUILDING IMPROVEMENTS II	[Illegible]
FURNITURE & EQUIPMENT	[Illegible]
ACCUM/DEPN - FURN & EQUIP	[Illegible]
ACCUM/DEPN - BUILDINGS	[Illegible]

TOTAL FIXED ASSETS	[Illegible]

OTHER ASSETS
ORGANIZATION COSTS	[Illegible]
DEPOSITS	[Illegible]

TOTAL OTHER ASSETS	[Illegible]

TOTAL ASSETS	$ [Illegible]

See Accountants’ Completion Report

PLATINUM PLUS MIAMI
BALANCE SHEET
AUGUST 31, 2007

BURKETT BURKETT & BURKETT, CPAS, P.A.

CURRENT LIABILITIES
CHECKS IN EXCESS OF BANK BALANCE	$ [Illegible]
ACCOUNTS PAYABLE SHAREHOLDERS	[Illegible]
CHILD SUPPORT PAYABLE	[Illegible]
GARNISHMENT PAYABLE	[Illegible]

TOTAL CURRENT LIABILITIES	1,338,688.24

LONG TERM LIABILITIES
SHAREHOLDERS LOANS	32,838.25

TOTAL LIABILITIES	[Illegible]

OWNER’S EQUITY
COMMON STOCK	[Illegible]
[Illegible] CAPITAL	[Illegible]
TREASURY STOCK	[Illegible]
[Illegible] EARNINGS	[Illegible]
CURRENT EARNINGS	[Illegible]
[Illegible]
TOTAL OWNER’S EQUITY	[Illegible]

TOTAL LIABILITIES AND OWNER’S EQUITY	$ [Illegible]

See Accountants’ Completion Report

PLATINUM PLUS MIAMI
INCOME STATEMENT
FOR THE YEAR ENDED AUGUST 31, 2007

SALES
SALES BEVERAGES-ALCOHOL C	$1,191,103.78
SALES - OTHER	947,113.64
ADMISSIONS	[Illegible]
OTHER INCOME	[Illegible]

TOTAL SALES	3,133,770.40

COST OF GOODS SOLD
PURCHASES - BEVERAGES	512,465.25
PURCHASES - SUPPLIES	[Illegible]

TOTAL COST OF GOODS SOLD	648,330.38

GROSS PROFIT	[Illegible]

OPERATING EXPENSES
ADVERTISING	[Illegible]
CREDIT CARDS	[Illegible]
ALARM SYSTEM	[Illegible]
AUTOMOBILE EXPENSE	[Illegible]
BANK CHARGES	[Illegible]
CLEANING	[Illegible]
COMMISSIONS	[Illegible]
EQUIPMENT RENTAL	[Illegible]
INSURANCE	[Illegible]
LAUNDRY	[Illegible]
LICENSES & PERMITS	[Illegible]
MISCELLANEOUS	[Illegible]
[Illegible] & ENTERTAINERS	[Illegible]
OFFICE EXPENSE	[Illegible]
OUTSIDE SERVICES	[Illegible]
PAYROLL EXPENSE	[Illegible]
PAYROLL TAXES	[Illegible]
POSTAGE & DELIVERY	[Illegible]
PRINTING	[Illegible]
PROFESSIONAL FEES	[Illegible]
RADIOS & COMMUNICATION EQUIPMENT	[Illegible]
RENT	[Illegible]
STORAGE	[Illegible]
REPAIRS & MAINTENANCE	[Illegible]
SUPPLIES	[Illegible]
SIGNS	[Illegible]
TAXES - FOOD & BEVERAGE	[Illegible]
TAXES - LOCAL	[Illegible]
TELEPHONE	[Illegible]
TRASH REMOVAL	[Illegible]
TRAVEL	[Illegible]
UNIFORMS	[Illegible]
UTILITIES - GAS & ELECTRIC	[Illegible]
UTILITIES - WATER	[Illegible]
UTILITIES - CABLE	[Illegible]
DEPRECIATION	[Illegible]
[Illegible]
TOTAL OPERATING EXPENSES	[Illegible]

OPERATING INCOME (LOSS)	$ [Illegible]

NET: INCOME (LOSS)	$ [Illegible]

See Accountants Completion Report

SCHEDULE 8.11

UNDISCLOSED LIABILITIES

Seller and Selling Shareholder represent that there are no undisclosed liabilities

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

(INITIALED: KW)

SCHEDULE 8.12

CHANGES IN ORDINARY COURSE OF BUSINESS

Seller and Selling Shareholder represent that there have been no changes in the ordinary course of business

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

(INITIALED: KW)

SCHEDULE 8.13

ADVERSE CHANGES TO BUSINESS

(To be supplied by Seller Equityholders)

Seller and Selling Shareholder represent that there are no adverse changes to the business.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

(INITIALED: KW)

SCHEDULE 8.15

EMPLOYEE BENEFIT PLANS

 (To be supplied by Seller Equityholders)

Seller and Selling Shareholder represent that there are no employee benefit plans.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

(INITIALED: KW)

SCHEDULE 8.16

LIST OF EMPLOYEES AND INDEPENDENT CONTRACTORS

A.                                    A list of employees is attached hereto.

B.                                    Seller and Selling Shareholder represent that there is no list of independent contractors.

Seller and Selling Shareholder represent that there are no list of independent contractors.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

All checkbooks 09/28/07	KENJA II, INC Check Register	PPMPR Page 1

Check Number	Check Date	Payee	Amount

Checks
5570	09/28/07	JEROME ADAMANY	1,126.00
5571	09/28/07	CARMEN M. AGOSTO	258.99
5572	09/28/07	CYNTHIA ALEMAN	4.58
5573	09/28/07	NICOLE M. ALONSO	493.75
5574	09/28/07	BRIGETTE V. ARANDA	288.76
5575	09/28/07	SANDRA L. ARANGO	116.90
5576	09/28/07	KIMBERLY A. BABINCHAK	31.05
5577	09/28/07	MARLENE M. BARBOSA	5.72
5578	09/28/07	ROSAANA BARRERA	220.34
5579	09/28/07	GIANCARLOS BASSI	159.70
5580	09/28/07	AMANDA M. BATCHELOR	11.54
5581	09/28/07	NASTASSIA L. BEASLEY	242.31
5582	09/28/07	MIGUEL A. BECHARA	668.07
5583	09/28/07	AARON BENNETT	648.45
5584	09/28/07	KRISHNA R. BLACK	285.94
5585	09/28/07	KEITH BLANTON	260.29
5586	09/28/07	ERICKA V. BOLANOS	145.59
5587	09/28/07	CAROLYN BONTLLA	168.40
5588	09/28/07	GERED BROWN	238.87
5589	09/28/07	LEIDYS S. CABRERA	151.91
5590	09/28/07	LEONTDES CECERES	137.71
5591	09/28/07	KRISTEN S. CASTILLO	9.41
5592	09/28/07	SARA M. CISNEROS	106.07
5593	09/28/07	ALEXIS A. COLON	19.27
5594	09/28/07	LEYDI E. CRESPO	27.69
5595	09/28/07	CHARLES CROFT	557.85
5596	09/28/07	JUSTINA M. CRONIN	122.90
5597	09/28/07	BIANCA A. DEL CARPIO	551.77
5598	09/28/07	GUILLERMO N. DIAZ	1,027.07
5599	09/28/07	ESTELA M. DIAZ	128.44
5600	09/28/07	TIRZA DIAZ DE VILLEGAS	40.87
5601	09/28/07	YENNI Y. RODRPGUEZ DIAZ	12.45
5602	09/28/07	REBECA J. ENRRIQUEZ	54.85
5603	09/28/07	CARLOS A. ESPINOSA	1,101.48
5604	09/28/07	YARLEN FERREIRA	26.44
5605	09/28/07	ROXANA M. FLORES	339.42
5606	09/28/07	CHANTEL GARCIA	91.44
5607	09/28/07	VICTOR N. GARCIA	332.08
5608	09/28/07	MONICA A. GAVIRIA	155.20
5609	09/28/07	MARLIE C. GOMEZ	185.91
5610	09/28/07	KADIR GONZALEZ	691.24
5611	09/28/07	ROBERT A. GONZALEZ	393.84
5612	09/28/07	WILLIAM GOODMAN	193.75
5613	09/28/07	PEDRO J. GUZMAN	587.41
5614	09/28/07	EMILIO HERNANDEZ	487.68
5615	09/28/07	JENNIFER HERNANDEZ	15.85
5616	09/28/07	MICHAEL S. HULKOW	939.35
5617	09/28/07	EARL M. HUNT	819.39
5618	09/28/07	RAISA JARTCHINSKAJA	18.74
5619	09/28/07	JESSICA C. JOLIVET	39.60
5620	09/28/07	STEVE LEQUIRE	803.15
5621	09/28/07	PATRCIA M. LHOESTE	263.87
5622	09/28/07	VICTORIA L. LOSTAL	116.04
5623	09/28/07	FRANCINE G. LYN	180.23
5624	09/28/07	JOAO MERCADO	482.92
5625	09/28/07	SASHA MERLANO	0.33
5626	09/28/07	MARILYN MONTANEZ	140.13
5627	09/28/07	RAMON O. MUNOZ	952.82
5628	09/28/07	DIANE A. NGO	21.42
5629	09/28/07	LILIYA R. NURGALEEVA	251.73
5630	09/28/07	CHRISTOPHER L. PACHECO	695.42

All checkbooks 09/28/07	KENJA II, INC Check Register	PPMPR Page 2

Check Number	Check Date	Payee		Amount

5631	09/28/07	RAFAEL A. PADILLA		571.10
5632	09/28/07	PAISLEY T. KASTEN		139.49
5633	09/28/07	JESUS H. PEREZ		977.41
5634	09/28/07	JENNIFER PEREZ		6.78
5635	09/28/07	RITA M. PEREZ		20.81
5636	09/28/07	MICHAEL P. PIRAINO JR		728.80
5637	09/28/07	NICHOLAS J. PIRAINO		339.05
5638	09/28/07	RODOLFO R. POMETTI		226.81
5639	09/28/07	DILIA RADCHABOVA		15.03
5640	09/28/07	LIMARYS REYES		169.89
5641	09/28/07	CHRISTINE RODRIGUEZ		2.84
5642	09/28/07	CHELSEA A. RODRIGUEZ		12.43
5643	09/28/07	YILSA E. RODRIGUEZ		212.14
5644	09/28/07	OLMARY E. RODRIGUEZ		143.72
5645	09/28/07	JANET ROJAS		13.06
5646	09/28/07	YOVANNA ROSARIO		224.05
5647	09/28/07	LEONEL RUBIO		536.54
5648	09/28/07	SHERRY N. SAIPHOO		378.42
5649	09/28/07	CONCEPCION M. SALAZAR		16.90
5650	09/28/07	FABIANA SALVO		147.33
5651	09/28/07	SHARDAE G. SANCHEZ		144.16
5652	09/28/07	VIVIANA B. SANCHEZ		155.76
5653	09/28/07	TATIANA SOTO		242.96
5654	09/28/07	JOHN R. TAYLOR		463.37
5655	09/28/07	JENNIFER A. TORRES		232.30
5656	09/28/07	SHIKLEY A. TORRES		224.60
5657	09/28/07	RICHERT J. VELASQUEZ		822.77
5658	09/28/07	CRYSTAL S. VILA		111.19
5659	09/28/07	LAURA C. VILLALOBOS		220.41
5660	09/28/07	EVETTE N. VILLANUEVA		204.66
Total checks	91		Total	26,355.17

SCHEDULE 8.16©)

For purposes of Paragraph 8.16©), the following persons are identified as managers and their present salaries are as follows:

	Name	Weekly Salary	Yearly Salary

1.	Jerry Adamany	$2,600.00

2.	Emilio Hernandez	$2,600.00

3.	Aaron Bennett	$1,000.00

4.	Earl Hunt	$900.00

5.	Charles Croft	$1,750.00

SCHEDULE 8.17

CONTRACTS AND COMMITMENTS

(To be supplied by Seller Equityholders)

Seller and Selling Shareholder represent that a full and complete description of all contracts and unwritten commitments was provided to Buyer in the course of due diligence and/or prior to closing.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

(HANDWRITTEN: SEE SCHEDULE 8.18, TAB 29)

SCHEDULE 8.18

ASSETS NOT OWNED BY SELLER USED IN BUSINESS

(To be supplied by Seller Equityholders)

ITEMS WE USE BUT DON’T OWN

1- BUNN COFFEE MAKER (CW series model CWTF-15)

Owned by San Glorgio Coffee (305) 917-0462

Detail- They supply make and we by coffee from them.

1- Sharp Copy/ fax Machine in office (sharp AR-M237)

MOS imaging Systems (305) 558-3747

* Any item under “kitchen w/ a (v) means owned by kitchen chef Victor who we lease out the kitchen in turn for him giving us free daily buffet.

LIST OF CONTRACTS & LEASES

1- Bunn Coffee maker (305) 917-0462	Agreement
1- Copying machine- MOS Imaging (305)558-3747	Lease Contract
3- Dishwashers- Puritain Services (800) 275-8914	Lease Contract
1- Trition ATM model *9600 (727)541-9099	Service
Adams Electrical Serv.-Generator maint. (305)856-2930	Service Contract
Waste Cooking oil removal (407) 857-5474	Service Contract
NuCO2 (800)472-2855	Pay as use
Multi-Flow Soda Guns- Dennis (800) 523-6060	Equipment Contract

(INITIALED: MO, KW)

SCHEDULE 8.22

TAX DISCLOSURES

(To be supplied by Seller Equityholders)

Seller and Selling Shareholder/Equityholder represent that no disclosures are required under section 8.22. Seller and Selling Shareholder will provide Buyer with copies of all tax returns of Sellers in their possession or control within 30 days of the date of the closing.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

(INITIALED: MO, KW)

SCHEDULE 8.23

LITIGATION

1.             The Ragland Workers Compensation matter (Uninsured)

2.                                      A potential assault and battery claim which may be presented by Amado Cuenca Jr., which is alleged to have occurred May 30, 2007 and which is believed to be insured by Sellers insurance carrier.

(INITIALED: MO, KW)

SCHEDULE 8.25

ENVIRONMENTAL DISCLOSURES

(To be supplied by Seller Equityholders)

This provision has been waived by the parties.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

SCHEDULE 8.27

SUPPLIERS, VENDORS, AND CUSTOMERS

 (To be supplied by Seller Equityholders)

The parties acknowledge that this information has been disclosed during the course of due diligence.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

SCHEDULE 8.27a

VIP CUSTOMERS

 (To be supplied by Seller Equityholders)

Seller and Selling Shareholder represent that there is no list of VIP Customers

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

SCHEDULE 8.29

INSIDER TRANSACTIONS

 (To be supplied by Seller Equityholders)

Seller and Selling Shareholder represent: None

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

SCHEDULE 8.30

BANK ACCOUNTS

 (To be supplied by Seller Equityholders)

This schedule has been waived by the parties.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

SCHEDULE 8.31

INTELLECTUAL PROPERTY

 (To be supplied by Seller Equityholders)

Seller and Selling Shareholder represent that it owns no intellectual property which is required to be disclosed under this schedule.

/s/ KW	/s/KW	/s/MO
Seller	Shareholder	Buyer

SCHEDULE 8.32

INSURANCE

 (To be supplied by Seller Equityholders)

(INITIALED: KW)

SCHEDULE 11.3

CERTIFICATION OF NON-FOREIGN STATUS

(INITIALED: MO, KW)

STATE OF FLORIDA	)
)

COUNTY OF BROWARD

)

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Kenja II, Inc, (the “Transferor”), the undersigned hereby certifies on behalf of the Transferor:

1.                                       The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.                                       The Transferor’s U.S. employer identification number is 59-2816767_; and

3.                                       The Transferor’s office address is 800 Bush River Road, Suite B Columbia, SC. 29210

The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

This Certification is made with the knowledge that VCG Holding Corporation, is relying upon this Certification in purchasing property from the Transferor.

Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Date:	10/29/07

	Witnesses:	Kenja II, Inc. , a Florida Corporation

	/s/ Allan Rubin	/s/ Gregory Kenwood Gaines
	Allan Rubin	By: Gregory Kenwood Gaines
Its: President

/s/ H. Heizer
H. Heizer

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE

EAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

STATE OF FLORIDA	)
)

COUNTY OF BROWARD

)

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Kenja II, Inc, (the “Transferor”), the undersigned hereby certifies on behalf of the Transferor:

4.                                       The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

5.                                       The Transferor’s U.S. employer identification number is 59-2838398_; and

6.                                       The Transferor’s office address is 800 Bush River Road, Suite B Columbia, SC. 29210

The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

This Certification is made with the knowledge that VCG Holding Corporation, is relying upon this Certification in purchasing property from the Transferor.

Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Date:	10/29/07

	Witnesses:	Kenja II, Inc. , a Florida Corporation

	/s/ Allan Rubin	/s/ Gregory Kenwood Gaines
	Allan Rubin	By: Gregory Kenwood Gaines
Its: President

/s/ H. Heizer
H. Heizer

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE

YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

SCHEDULE 14.7

Letter Agreement dated June 9, 2007

 (INITIALED: KW)

DRAPER, RUBIN & SHULMAN, P.LC.
Attorneys & Counselors at Law

Oakland County Office
David R. Draper	29800 Telegraph Road	*also [Illegible] in Co. & Pa
Allan S. Rubin*	Southfield, Michigan 48034
Lawrence B. Shulman	(248) 358-9400 – Phone
Neil B. Pioch	(248) 358-9729 – Fax
www.drsplc.com

June 9, 2007

Mr. Harry Heizer, Jr., Esq.
6300 St. Andrews Rd., Suite C
Columbia, SC 29212

RE:     Letter of Intent – KENKEV, INC. D/B/A Platinum Plus

Dear Mr. Heizer:

By way of introduction, this law firm represents VCG Holding Company, a Colorado public corporation (“VCG” or Purchaser) which proposes to enter into a mutual agreement with your clients KEN-KEV, Inc., KEN-KEV 2 Inc, KENJA 2, Inc., (a Florida “S” Corporation), KENJA II VENTURE, INC. for the acquisition of all of the shares/assets of these respective corporations, which operate the Platinum Plus businesses in Portland, Maine and Hialeah, Florida. These corporations and their shareholders are referred to singularly as Seller and collectively as Sellers.

This letter after execution by the Purchaser and the Sellers shall be a binding letter of intent (hereinafter LOI). The signature of attorneys shall not represent a binding LOI. The terms of this LOI shall be confidential and all information, documents and trade secrets shall be held in confidence, subject to the strict terms of this LOI.

After the completion of the Due Diligence Inspection Period (the Inspection Period), provided for herein, and not later than fifteen (15) days after written notice of the end of the Inspection Period the Purchaser shall deliver to Sellers one or more agreements, collectively referred to hereinafter as the Definitive Agreement. The failure of the parties to reach a Definitive Agreement, or related agreements, such as a non-compete agreement, shall be grounds for “VCG” to terminate this LOI and obtain a full refund of its deposit.

The Purchaser and Sellers acknowledge that the consideration for this LOI includes, but is not limited to, the mutual promises hereinafter made and the out-of-pocket costs and expense for the Inspection Period. The Purchaser sad Seller acknowledge the consideration for this LOI is good and sufficient, which shall include an escrow deposit of $100,000 ($50,000 for each business) to be by the attorneys for Purchaser, as an escrow agent for the parties, whose duties as such, shall be to strictly comply with the terms of this LOI.

The basic mutual understanding between the Purchaser and Seller herein under and the terms to be included in the Definitive Agreement is as follows:

D|R|S

Wayne County Office: 18580 Mack Ave, Grosse Pointe Farms, Michigan 48236 (313) 885-6800 – phone (313) 885-6801 – fax

1.                          VCG will purchase 100% of the outstanding shares of all classes of stock or 100% of the assets of each of the Sellers, as the parties mutually agree, and such purchase shall include all of the assets owned by the Sellers as of the date of execution of this LOI, except for:

(a)                     the trade name “Platinum Plus”;

(b)                    any other items set forth on the Excluded Schedule of the Definitive Agreement;

(c)                     and shall be free of all liabilities except as set forth on assumed Liability Schedule.

2.                          The Purchase Price shall be for:

(a)                     for the KENKEV (Portland) Sellers:       $4,500,000

(b)                    for the KENJA II (Miami) Sellers:          $6,875,000

The respective Purchase Price shall be paid in cash at closing less the agreed Escrow Deposit of $100,000, which, shall be allocated 50/50 to each business, shall paid over to the Sellers at the closing of the individual or joint closing, or if the Purchaser defaults under the Definitive Agreement paid over to Sellers’ attorney upon the failure of Purchaser to close on the closing Date set fort in the Definitive Agreement.

(c)                     Tax Allocation:    the Purchaser and Seller shall mutually agree on the allocation of the Purchase Price and shall execute IRS Form 8594 at closing setting forth the allocation to each class of assets of the KENJA II Sellers. Purchaser agrees to pay certain consulting fees to Alliance Management Partners; which amount shall be set fort in separate agreements and shall reduce the Purchase Price to Seller in an equal amount.

3.                          Inspection Period: Within 14 days of the date this LOI is executed by the Sellers, the Sellers shall provide the Purchaser with its Corporate Tax Returns for the Tax Years 2001 to 2006 for the Sellers. For a period of thirty (30) days thereafter from date of delivery of the returns (“Inspection Period”), Purchaser may investigate the economic condition and viability of the Business, laws, rules, regulations applicable to the Business and the Business’ assets and review all books, documents, records, contracts, and agreements relating to your Business. The inspection shall include a 7-day period for Purchaser to observe all operations of the business, including accounting. Following the Inspection Period and during the time prior to Closing, the Purchaser shall have the right to have a person on-site and observing all aspects of the operation, including any accounting matters, provided that the

Purchaser’s on-site person does not disclose the existence of this LOI and/or definitive agreement. Purchaser’s investigation during the inspection period shall be conducted in a manner to be as unobtrusive as possible and still permit Purchaser to conduct adequate due diligence. During the Inspection Period, if the Purchaser is not satisfied with the results of Purchaser’s inspections, Purchaser shall have the right to terminate this LOI and shall be entitled to a refund of the escrowed funds. During the Inspection Period, Sellers shall cooperate with the Purchaser to assist Purchaser in Purchaser’s investigation of Seller’s business.

4.                          Closing Date: The Closing Date shall be set forth in the Definite Agreement and shall not later ten (10) days after the obtaining of all necessary approvals for the transfer of the liquor license and other related permits, such as adult licenses, have been approved by the relevant liquor license and other authorities for the transfer of all licenses and permits necessary to operate the premises in the manner it is being operated on the date this agreement is executed provided all conditions precedent to the Closing have been satisfied by you, or waived by the Purchaser or in purchasers sole option, he may void this agreement without penalty. In the event that permission is obtained for the transfer of one asset, prior to the other, the closing shall be held for the approved business as set forth in this paragraph.

The Closing is contingent upon the Purchaser obtaining permission from the necessary governmental agencies to operate the business in the manner that is currently being operated at the respective present locations and upon approval of any local municipality for an adult license (if necessary) at the business location. The purchaser shall apply forthwith to obtain such approval, following execution of the Definitive Agreement. Failure to obtain approvals to transfer the license(s) shall be a basis for Purchaser to cancel this LOI and the escrow deposit paid shall be refunded to purchaser.

5.                          Additional Covenants: The parties agree that they will enter into non compete agreement, mutually agreeable to the parties. The failure to agree on a non-competition agreement shall be grounds for VCG to terminate this Agreement. A non-competition agreement shall survive closing.

6.                          Representation and Warranties: Seller will make the customary representations and warranties to Purchaser concerning the business assets, business financial condition, and absence of litigation, employee and independent contractor relationships, compliance with the laws, rules, and regulations, employment practices, and absence of liabilities. Seller shall defend, indemnify and hold Purchaser harmless for any breach of any representation, warranty, covenant or agreement in the Agreement, any misrepresentation relating thereto, including any and all costs and expenses incident thereto. In addition, Seller shall indemnify and hold harmless Purchaser from any lawsuits filed or arising from an action which is alleged to have occurred prior to the date of closing involving the Business.

Purchaser shall indemnify seller from any claim arising after the closing, or for any breach of any representation, warranty, covenant or agreement in the Agreement, or any misrepresentation, in all actions, costs and expenses incident thereto.

7.                         Purchaser Conditions to Closing: The Definitive Agreement will provide certain conditions precedent to Closing, including, but not limited to, ownership of shares of stock/assets; Seller has all licenses and permits required for the Business to operate an adult entertainment business at the premises after the sale; that the sale to Purchaser has no adverse affect upon the lease (if any) of the premises, and/or any contracts which Seller may have with any clients or customers; that the property is properly zones to permit an adult entertainment facility at its premise, and, no amendment or modification of any law, rule, regulation, ordinance, statute, code, or orders of any federal state or local government agency, unit, division or department, relating to the Seller has been passed since the date of the LOI or is pending or proposed which would effect the Purchaser’s ability to operate the business in the manner it is presently operating. In addition, at the time of closing, the Sellers will have at lease one (1) week food and liquor inventory on premises.

As an additional condition precedent, the Purchaser will obtain for the Portland Maine, location, As an additional condition precedent, the Purchaser will obtain a commercially acceptable lease from the Landlord for a period of at least 25 years, at the current rate, with commercially reasonable periodic increases in rent. Seller represents that it owns the real property upon which the Business is located. Seller shall grant Buyer a right of first refusal for the Property upon which the business is located. Seller represents that it owns the real property upon which the Business is located.

As an additional condition precedent for Miami, the Purchaser will obtain a commercially acceptable lease from the Landlord for a period of at least 25 years, at a rate of $10,000.00 per month, with commercially reasonable periodic increases in rent. Seller represents that it owns the real property upon which the Business is located. Seller shall grant Buyer a right of first refusal for the Property upon which the business is located. A separate parcel of property is owned by Seller and is presently being used as a parking lot for the business. This parcel shall be included in the lease and/or sale agreement for no additional consideration.

8.                         Conduct of Business Provision: That between the date of this LOI and the Closing Date, the Business and affairs of Seller shall be conducted in the ordinary course of business and Sellers will use their best effort to maintain the Business and Business relationships. The Definitive Agreement will contain certain covenants concerning the operation of the Business until Closing Date, including, but not limited to, restrictions upon making contracts or commitments, or modifying contracts or commitments (including compensation agreements with employees and/or independent contractors), and taking other actions which could have an adverse effect upon the business.

9.                         Seller’s Cooperation: Selling Shareholders will agree to aid in the transition of the business for thirty (30) days following the closing. This shall include supplying any assistance reasonably required or requested by VCG.

10.                  Seller and Purchaser will bear their own costs and expenses in connection with the Purchase and Sale.

11.                  The LOI may be executed in part or counter parts and fax signatures shall have the effect of originals. This agreement shall not have affect until executed by purchaser after acceptance by Seller.

12.                  Governing Law: This Agreement and the rights and liabilities of the parties hereunder shall be construed, interpreted and enforced in accordance with the substantive and procedural laws of the State of Florida, as it relates to the Miami business and the State of Maine, as it relates to the Portland business, Subject to the provisions in this Agreement for arbitration, each of the parties hereby irrevocably and unconditionally: (a) submits for itself and its property in any equitable proceeding relating to this Agreement, or for the recognition and enforcement of any judgment in respect thereof to the exclusive general jurisdiction of the trail and appellate courts of the State of Florida (Dade County) and Maine (Portland), including the respective federal courts located in and/or covering those jurisdictions relating to the location wherein each respective business is located (or either in the event the dispute involves the agreement, generally); (b) consents that any such equitable action or proceeding shall only be brought in the courts listed in subparagraph (a) above and waives any objection that may now or hereafter have to the venue of any such action or proceeding in any such court or that such, equitable action or proceeding was brought in an inconvenient court and agrees not plead or claim the same; (c) agrees that service or process in any such equitable action or proceeding may be effected by mailing a copy thereof by registered or certified mail, postage prepaid or addressed to each party, or such other address of which the party (or his or its attorney) shall have been notified; and (d) agrees that nothing herein shall affect the right to properly serve process in any other manner permitted by law. In any equitable proceeding relating to this Agreement, the parties hereby agree that the court may include provisions for the payment of costs and other expenses, including reasonable attorney’s fees, as part of any ruling or award made hereunder.

13.                  That the LOI shall be considered to be drafted by both Sellers and Purchasers to avoid the application of any rule construing contractual language against the drafter of this Letter Agreement.

14.                  This letter agreement shall expire if not executed by Seller within 5 days of the date of execution of this letter of intent by Purchaser.

If you agree with the terms and conditions set forth in this letter agreement please indicate your agreement to by executing where indicated below.

Very truly yours,

DRAPER, RUBIN & SHULMAN P.L.C.

/s/ Alan S. Rubin
Alan S. Rubin
allan@drsplc.com

Accepted by Sellers:

KEN-KEV, INC.

/s/ Ken Wood	6 - 9 - 07
By: Ken Wood	Dated
Its: 100% Shareholder

KEN-KEV2, INC.

/s/ Ken Wood	6-9-07
By: Ken Wood	Dated
Its: 100% Shareholder

KENJA II, Inc.

/s/ Ken Wood	6-9-07
By: Ken Wood	Dated
Its: 100% Shareholder

KENJA VENTURE INC.

/s/ Ken Wood	6-9-07
By: Ken Wood	Date

Accepted:
VCG HOLDING CORP.

/s/ Michel Ocello	June 10, 2007
Michel Ocello, President	Date